UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UBS Relationship Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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UBS Relationship Funds

One North Wacker Drive
Chicago, Illinois 60606

October 24, 2008

Dear shareholder:

The enclosed proxy statement asks you to vote on the following important matters concerning each investment portfolio (each, a "Fund" and collectively, the "Funds") offered by UBS Relationship Funds (the "Trust"). Each Fund is asking its shareholders to consider two different proposals at this time. The Board of Trustees of the Trust (the "Board") recommends that shareholders of the Funds cast their votes "FOR" each of the proposals. In summary, the proposals are:

•  To elect a Board of Trustees of the Trust; and

•  To approve an Amended and Restated Agreement and Declaration of Trust of the Trust.

A special meeting (the "Meeting") of the Funds' shareholders will be held on December 5, 2008 at the Trust's offices at One North Wacker Drive, Chicago, Illinois 60606 at 12:00 p.m. (Central time), to consider these matters, and to transact any other business that may be properly considered at the Meeting. The enclosed proxy statement contains detailed information about the proposals, and we recommend that you read it carefully. We have also attached a "Questions and answers" section that we hope will assist you in evaluating the proposals.

Your vote is very important to us, no matter how large or small your holdings. Please review the enclosed materials and vote your shares. If we do not hear from you after a reasonable time, you may receive a call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions regarding the enclosed proxy statement, please call the proxy solicitor at 1-877-225 6862 if you are dialing within the US; if you are dialing outside of the US you should call the following number, collect, instead: 1-781-575 3369. If you wish to vote by phone or the Internet, please follow the instructions on the enclosed proxy card(s).

Thank you for your attention to these matters and for your continuing investment in the Funds.

Sincerely,

Kai R. Sotorp
President
UBS Relationship Funds

UBS Relationship Funds

A proxy card(s) covering each of your Fund(s) is/are enclosed along with the proxy statement.

Please vote your shares today.

You may vote by:

•  Mail: sign and return the enclosed proxy card(s) in the postage prepaid envelope provided.

•  Telephone: please have the proxy card(s) available and call the number on the enclosed card(s) and follow the instructions.

•  Internet: you also may vote over the Internet by following the instructions on the enclosed proxy card(s).

The Board recommends that you vote "FOR" each proposal.

UBS Relationship Funds

Questions and answers

Q.  Who is asking for my vote?

A.  The Board of Trustees (the "Board" or the "Trustees") of UBS Relationship Funds (the "Trust") requests your vote on two matters in connection with the special meeting of shareholders (the "Meeting") of the Trust. The Meeting will be held at 12:00 p.m. (Central time) on December 5, 2008, at the principal offices of the Trust at One North Wacker Drive, Chicago, Illinois 60606. The Trust proposes to mail the Notice of the Meeting, the proxy card and the proxy statement on or about October 24, 2008.

The Trust was established as a Delaware statutory trust on August 16, 1994. This proxy statement relates to the nineteen (19) series of the Trust with shareholders (each a "Fund," and collectively, the "Funds"):

UBS Global Securities Relationship Fund
UBS Emerging Markets Equity Completion Relationship Fund
UBS Emerging Markets Equity Relationship Fund
UBS International Equity Relationship Fund
UBS Small-Cap Equity Relationship Fund
UBS U.S. Equity Alpha Relationship Fund
UBS U.S. Large Cap Equity Relationship Fund
UBS U.S. Large Cap Growth Equity Relationship Fund
UBS U.S. Large-Cap Value Equity Relationship Fund
UBS Absolute Return Investment Grade Bond Relationship Fund
UBS Cash Management Prime Relationship Fund
UBS Corporate Bond Relationship Fund
UBS High Yield Relationship Fund
UBS Opportunistic Emerging Markets Debt Relationship Fund
UBS Opportunistic High Yield Relationship Fund
UBS Opportunistic Loan Relationship Fund
UBS U.S. Bond Relationship Fund
UBS U.S. Securitized Mortgage Relationship Fund
UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Q.  Who is eligible to vote?

A.  Holders of record ("Shareholders") of the outstanding units of the Trust (units are hereinafter referred to as "shares") at the close of business on October 9, 2008 (the "Record Date"), are entitled to notice of and to vote at the Meeting or at any adjournment thereof. Each Shareholder is entitled to one vote per share (and a proportionate fractional vote for each fractional share) held by such Shareholder on each proposal for which such Shareholder is entitled to vote.

i.

UBS Relationship Funds

Q.  What is being voted on at the Meeting?

A.  The Board is asking Shareholders to vote on two proposals (each a "Proposal," and collectively, the "Proposals"):

•  To elect a Board of Trustees for the Trust; and

•  To approve an Amended and Restated Agreement and Declaration of Trust of the Trust.

At meetings held on May 29, 2008 and September 4, 2008, the Board considered and approved the submission of a proposal to Shareholders for the election of seven nominees to the Board of the Trust. In addition, at the September 4, 2008 meeting, the Board considered and approved the submission of an Amended and Restated Agreement and Declaration of Trust to the Shareholders of the Funds.

Q.  How do the Trustees recommend that I vote on the proposals?

A.  The Trustees recommend that Shareholders vote "FOR" the election of each nominee and "FOR" the approval of the Amended and Restated Agreement and Declaration of Trust of the Trust.

Information regarding Proposal 1

Q.  Who am I being asked to elect as Trustees to the Board of the Trust?

A.  Shareholders are being asked to elect the five current Trustees of the Trust: Frank K. Reilly, Walter E. Auch, Adela Cepeda, Edward M. Roob and J. Mikesell Thomas, and two additional nominees for Trustee: John J. Murphy and Abbie J. Smith.

Q.  When will Proposal 1 take effect if each of the nominees are elected?

A.  If each nominee is elected by Shareholders, the five current Trustees will continue to serve the Trust as Trustees and the two new nominees will become Trustees of the Trust effective on January 1, 2009.

Information regarding Proposal 2

Q.  Why is a new Amended and Restated Agreement and Declaration of Trust recommended?

A.  The Board of the Trust believes that, among other benefits, the approval of the new Amended and Restated Agreement and Declaration of Trust will provide the Board with increased flexibility and broader authority to respond more quickly to changes in competitive and regulatory conditions.

Q.  Will the new Amended and Restated Agreement and Declaration of Trust change the Board's responsibilities or obligations to my Fund?

A.  Adoption of the new Amended and Restated Agreement and Declaration of Trust will not alter the Board members' existing duties to act with due care and in the shareholders' interests. In addition, adoption of the new Amended and Restated Agreement and Declaration of Trust will not result in any changes in: (1) any of the Trust's officers or Board members (except as elected pursuant to Proposal 1

ii.

UBS Relationship Funds

in this Proxy Statement); (2) in the investment goals, policies, strategies or restrictions described in the Funds' current prospectuses and statements of additional information; (3) the Trust's service providers; or (4) the fees or expenses incurred by the Trust and the Funds. If this Proposal is not approved, then the current Amended and Restated Agreement and Declaration of Trust will remain unchanged and in effect.

Other information

Q.  How do I vote my shares?

A.  You can vote in any one of four ways:

•  Through the Internet by following the instructions on the enclosed proxy card(s);

•  By telephone by calling the number on the enclosed proxy card(s);

•  By mail, by signing and returning the enclosed proxy card(s) in the postage prepaid envelope provided; or

•  In person at the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). These voting methods will save money. Whichever method you choose, please take the time to read the proxy statement before you vote.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the proposals, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the proposals, your shares will be voted by the proxies "FOR" the election of the seven nominees and the approval of the Amended and Restated Agreement and Declaration of Trust.

Q.  If I send my proxy in now as requested, can I change my vote later?

A.  You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Trust a written revocation; (2) forwarding a later-dated proxy that is received by the Trust at or prior to the Meeting; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS, AND THE ABOVE DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED DISCUSSION CONTAINED IN THE PROXY STATEMENT. PLEASE READ IT CAREFULLY.

iii.

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UBS Relationship Funds

UBS Global Securities Relationship Fund
UBS Emerging Markets Equity Completion Relationship Fund
UBS Emerging Markets Equity Relationship Fund
UBS International Equity Relationship Fund
UBS Small-Cap Equity Relationship Fund
UBS U.S. Equity Alpha Relationship Fund
UBS U.S. Large Cap Equity Relationship Fund
UBS U.S. Large Cap Growth Equity Relationship Fund
UBS U.S. Large-Cap Value Equity Relationship Fund
UBS Absolute Return Investment Grade Bond Relationship Fund
UBS Cash Management Prime Relationship Fund
UBS Corporate Bond Relationship Fund
UBS High Yield Relationship Fund
UBS Opportunistic Emerging Markets Debt Relationship Fund
UBS Opportunistic High Yield Relationship Fund
UBS Opportunistic Loan Relationship Fund
UBS U.S. Bond Relationship Fund
UBS U.S. Securitized Mortgage Relationship Fund
UBS U.S. Treasury Inflation Protected Securities Relationship Fund

One North Wacker Drive
Chicago, Illinois 60606

Notice of special meeting of Shareholders
to be held on December 5, 2008

To the Shareholders:

A special meeting ("Meeting") of the holders of units (units are herein referred to as "shares") of beneficial interest ("Shareholders") of each of the 19 investment portfolios listed above (each, a "Fund" and collectively, the "Funds") of UBS Relationship Funds (the "Trust") will be held at the Trust's principal executive offices at One North Wacker Drive, Chicago, Illinois 60606 at 12:00 p.m. (Central time) on December 5, 2008.

UBS Relationship Funds

During the Meeting, Shareholders of the Funds will vote on the following proposals:

Proposal 1:

To elect a Board of Trustees for the Trust comprised of the five current Trustees of the Trust, Frank K. Reilly, Walter E. Auch, Adela Cepeda, Edward M. Roob and J. Mikesell Thomas; and two additional nominees for trustee, John J. Murphy and Abbie J. Smith.

Proposal 2:

To approve an Amended and Restated Agreement and Declaration of Trust of the Trust.

In addition, shareholders will be asked to vote to transact such other business as may properly come before the Meeting or any adjournment thereof (e.g., adjourning the Meeting).

You are entitled to vote at the Meeting, and at any postponement or adjournments thereof, with respect to each Fund in which you owned shares at the close of business on October 9, 2008. Please execute the proxy card(s) and return it promptly in the enclosed envelope accompanying the proxy card(s), which is being solicited by the Board of Trustees of the Trust (the "Board"), or vote your shares by telephone or the Internet. Returning your proxy promptly is important to ensure a quorum at the Meeting and to save the expense of further proxy solicitation, including mailings. You may revoke your proxy at any time before it is exercised by (i) the subsequent submission of a revised proxy, (ii) giving a written notice of revocation to the Trust, or (iii) voting in person at the Meeting.

This notice and related proxy materials are first being mailed to Shareholders on or about October 24, 2008.

By Order of the Board,

Mark F. Kemper
Vice President and Secretary

October 24, 2008
One North Wacker Drive
Chicago, Illinois 60606

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

To secure the largest possible representation at the Meeting, please mark your proxy card(s), sign it, and return it in the postage paid envelope provided (unless you are voting by telephone or via the Internet). If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted "FOR" the proposals indicated on the card(s). If you prefer, you may instead vote by telephone or via the Internet. To vote in this manner you should refer to the directions below.

To vote via the Internet, please follow the instructions on the enclosed proxy card(s).

To vote by telephone, please call the number on the enclosed proxy card(s) and follow the instructions.

You may revoke your proxy at any time at or before the Meeting.

UBS Relationship Funds

Instructions for signing proxy card(s)

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

1.  Individual accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

2.  Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card(s).

3.  All other accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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UBS Relationship Funds
UBS Global Securities Relationship Fund
UBS Emerging Markets Equity Completion Relationship Fund
UBS Emerging Markets Equity Relationship Fund
UBS International Equity Relationship Fund
UBS Small-Cap Equity Relationship Fund
UBS U.S. Equity Alpha Relationship Fund
UBS U.S. Large Cap Equity Relationship Fund
UBS U.S. Large Cap Growth Equity Relationship Fund
UBS U.S. Large-Cap Value Equity Relationship Fund
UBS Absolute Return Investment Grade Bond Relationship Fund
UBS Cash Management Prime Relationship Fund
UBS Corporate Bond Relationship Fund
UBS High Yield Relationship Fund
UBS Opportunistic Emerging Markets Debt Relationship Fund
UBS Opportunistic High Yield Relationship Fund
UBS Opportunistic Loan Relationship Fund
UBS U.S. Bond Relationship Fund
UBS U.S. Securitized Mortgage Relationship Fund
UBS U.S. Treasury Inflation Protected Securities Relationship Fund

One North Wacker Drive
Chicago, Illinois 60606

Proxy statement
Special meeting of Shareholders to be held on December 5, 2008

This proxy statement (the "Proxy Statement") is being furnished to holders of units (units are herein referred to as "shares") of beneficial interest ("Shareholders") of each of the nineteen (19) above-listed investment portfolios (each, a "Fund" and collectively, the "Funds") of UBS Relationship Funds (the "Trust") in connection with the solicitation by the Board of Trustees of the Trust (the "Board" or the "Trustees") of proxies to be used at a special meeting of Shareholders to be held at 12:00 p.m. (Central time) on December 5, 2008, at the Trust's principal executive offices at One North Wacker Drive, Chicago, Illinois 60606, or at any postponement, adjournment or adjournments thereof (the "Meeting"). This Proxy Statement will first be mailed to Shareholders on or about October 24, 2008.

UBS Relationship Funds

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized as a Delaware statutory trust. The Trust consists of thirty-three (33) Funds, nineteen (19) of which are included in this Proxy Statement. The fourteen (14) funds not included in this Proxy Statement currently do not have Shareholders.

The Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein (each, a "Proposal" and collectively, the "Proposals"):

Proposal 1:

To elect a Board of Trustees for the Trust.

Proposal 2:

To approve an Amended and Restated Agreement and Declaration of Trust of the Trust.

In addition, shareholders will be asked to vote to transact such other business as may properly come before the Meeting or any adjournment thereof (e.g., adjourning the Meeting).

UBS Relationship Funds

Table of contents

Voting information	4

Required vote for adoption of the Proposals	4

Quorum	4

Adjournment	4

Abstentions and method of tabulation	4

Revocation of proxy	5

Reports to Shareholders and financial statements	5

Proposal 1. Election of a Board of Trustees for the Trust	6

Overview of the election of a Board of Trustees of the Trust	6

Nominees for Trustees of the Trust and selection of Nominees	6

Independent Trustee Nominees	7

Meetings of the Board and compensation of the Trustees	9

Standing committees of the Board	10

Officers of the Trust	11

Required vote	11

Proposal 2. Amended and Restated Agreement and Declaration of Trust of the Trust	12

Board recommendation for approval of the New Declaration	12

Comparison of the Current Declaration to the New Declaration	12

Required vote	14

Additional information about voting and the Meeting	15

Solicitation of proxies	15

Beneficial ownership of shares	15

Shareholder proposals and communications	15

Additional information about the Fund	16

Investment advisor	16

Administrator	16

Custodian	16

Auditors	16

Audit fees	16

Audit-related fees	16

Tax fees	17

All other fees	17

Pre-approval policies and procedures	17

Aggregate non-audit fees	18

Other business	18

Exhibit index	19

UBS Relationship Funds

Voting information

Shareholders of the Trust at the close of business on October 9, 2008 (the "Record Date"), are entitled to notice of and to vote at the Meeting or at any adjournment thereof. Each Shareholder is entitled to one vote per share (and a proportionate fractional vote for each fractional share) held by such Shareholder on each Proposal for which such Shareholder is entitled to vote. The number of shares of each Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A.

Required vote for adoption of the Proposals

Proposal 1 (the election of a Board of Trustees for the Trust) requires the affirmative vote for each nominee of a majority of the shares of the Trust outstanding and entitled to vote at the Meeting, voting together as a whole, and not by individual Fund. Proposal 2 (the approval of an Amended and Restated Agreement and Declaration of Trust) requires an affirmative vote of the lesser of (A) 67% or more of the shares of each Fund present or represented at the Meeting, provided the Shareholders of more than 50% of the shares of such Fund are present or represented by proxy, or (B) more than 50% of the shares of each Fund. Proposal 2 requires the approval of the Shareholders of each Fund, voting separately by Fund, and the approval of Proposal 2 by one Fund is contingent on the approval by all of the other Funds.

Quorum

The presence, in person or by proxy, of a majority of the holders of shares entitled to vote on the Proposals on the Record Date constitutes a quorum for the transaction of business at the Meeting.

Adjournment

The Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. In the event that sufficient votes have not been received to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such Proposal. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

Abstentions and method of tabulation

Any abstentions will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal, although abstentions will have the effect of a vote against Proposal 2.

The individuals named as proxies on the enclosed proxy card(s) will vote in accordance with your direction as indicated thereon, if your proxy card(s) is received properly executed by you or by your duly appointed agent or attorney-in-fact. You may also vote through the Internet or by telephone by following the instructions on the enclosed proxy card(s). We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card(s). If you sign, date and return the proxy card(s) without voting instructions, your shares will be voted "FOR" each Proposal by the individuals named as proxies and according to the best judgment in the interests of the Trust or Fund, as applicable, by the individuals named as proxies with respect to any other business that may properly arise at the Meeting (e.g., adjourning the Meeting).

UBS Relationship Funds

The Funds' shares are sold only to "accredited investors," as defined in Regulation D under the Securities Act of 1933. The rules of the SEC require that the Trust disclose in this proxy statement the effect of "broker non-votes." Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Since each Fund only offers its shares directly to "accredited investors" as defined in the Securities Act of 1933, as amended, the Trust does not anticipate receiving any broker non-votes. However, if the Trust did receive broker non-votes, broker non-votes would be counted as shares present for purposes of determining whether a quorum is present, but would not be voted for or against any adjournment or Proposal. Broker non-votes would have no effect on Proposal 1 and the effect of a vote against Proposal 2.

Revocation of proxy

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust's secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Reports to Shareholders and financial statements

Copies of the Trust's most recent annual report, including financial statements for each Fund, have previously been mailed to Shareholders. Shareholders may request additional copies of the Trust's annual report and the most recent semiannual report, without charge, by writing the Funds c/o your Client Advisor, One North Wacker Drive, Chicago, Illinois 60606, or by calling 312-525 7100.

UBS Relationship Funds

Proposal 1. Election of a Board of Trustees for the Trust

Overview of the election of a Board of Trustees of the Trust

The Board of the Trust unanimously recommends that Shareholders vote to elect the nominees set forth below (each, a "Nominee" and collectively, the "Nominees") as Trustees of the Trust. The Board is responsible for supervising the management of the Trust and serving the needs of Fund Shareholders.

The Trust's Board currently consists of five persons, all of whom are not "interested persons" of the Trust within the meaning of Section 2(a)(19) under the 1940 Act ("Independent Trustees"). Shareholders are being asked to elect a seven person Board consisting of the five current Independent Trustees, plus two additional Independent Trustees. If elected, all seven Board members will be Independent Trustees.

Nominees for Trustees of the Trust and selection of Nominees

The Board has nominated Frank K. Reilly, Walter E. Auch, Adela Cepeda, John J. Murphy, Edward M. Roob, Abbie J. Smith and J. Mikesell Thomas to serve as Trustees on the Board of the Trust. Each Nominee, other than Mr. Murphy and Ms. Smith, is currently a member of the Board. Mr. Reilly and Mr. Auch have served in their capacities as Trustees of the Trust since August 1994 and Mr. Roob has served in his capacity as Trustee of the Trust since December 1994. Messrs. Reilly, Auch and Roob were last elected by shareholders of the Trust on June 28, 2002. Ms. Cepeda and Mr. Thomas have served in their capacities as Trustees of the Trust since March 2004 and were appointed to the Board at that time, upon the recommendation of the Nominating, Compensation and Governance Committee of the Trust, which consists entirely of Independent Trustees (the "Nominating Committee"), to fill two vacancies created by the Board. Mr. Reilly and Mr. Roob initially recommended Ms. Cepeda and Mr. Thomas to the Nominating Committee based on their qualifications and experience, including their experience serving as directors of other boards, including Fort Dearborn Income Securities, Inc., another fund in the UBS funds complex.

Mr. Murphy and Ms. Smith have not previously served on the Board and were nominated by the current Independent Trustees, based on the recommendation of the Nominating Committee, to stand for election as Trustees at the Meeting. Mr. Murphy and Ms. Smith were initially recommended by the incumbent Independent Trustees of the Trust during a search process for potential candidates that was undertaken by the Nominating Committee.

All Nominees have consented to serve if elected. If elected, each Nominee will hold office without limit in time until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed, or until the next meeting of shareholders to elect Trustees and the election and qualification of his or her successor. If each of the seven Nominees is elected, they will constitute the entire Board of the Trust. If any of the Nominees should withdraw or otherwise become unavailable for election, the selection of a substitute nominee shall be made by a majority of the Independent Trustees.

UBS Relationship Funds

Listed below are the name, year of birth and business address of each Nominee, along with his or her principal occupation for the last five years, the number of portfolios of registered investment companies advised by the Advisor overseen or to be overseen by the Nominees (collectively, "UBS Family of Funds Complex") and other Board memberships held:

Independent Trustee Nominees

Name, address and year of birth	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in UBS Family of Funds Complex overseen by Nominee	Other directorships held by Nominee
Frank K. Reilly[2] Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646 Year of birth: 1935	Chairperson and Trustee	Since 1994	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Walter E. Auch[2] 6001 N. 62nd Place Paradise Valley, AZ 85253 Year of birth: 1921	Trustee	Since 1994	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a trustee/director of Advisors Series Trust (32 portfolios) and Consulting Group Capital Markets Funds (11 portfolios). Mr. Auch is also a member of the Board of Sound Surgical Technologies.

Adela Cepeda[2] A.C. Advisory, Inc. 161 No. Clark Street Suite 4975 Chicago, IL 60601 Year of birth: 1958	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of MGI Funds (7 portfolios) (since 2005) and director of Amalgamated Bank of Chicago.

John J. Murphy[2] 268 Main Street P.O. Box 718 Gladstone, NJ 07934 Year of birth: 1944	Trustee	N/A	Mr. Murphy is the President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy will be a director or trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Murphy is a director of Nicholas Applegate funds (13 portfolios); a director of Legg Mason Equity Funds (47 portfolios) (since 2007); and a trustee of Consulting Group Capital Markets funds (11 portfolios).

Edward M. Roob[2] c/o UBS Global AM One North Wacker Drive Chicago, IL 60606 Year of birth: 1934	Trustee	Since 1994	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

UBS Relationship Funds

Name, address and year of birth	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in UBS Family of Funds Complex overseen by Nominee	Other directorships held by Nominee
Abbie J. Smith[2] Graduate School of Business, The University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637 Year of birth: 1953	Trustee	N/A	Ms. Smith is a Boris and Irene Stern Professor of Accounting in the Graduate School of Business at The University of Chicago (since 1980). In addition, Ms. Smith is the co-founding partner of Fundamental Investment Advisors (hedge fund) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (2001–2002).	Ms. Smith will be a director or trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Smith is a director of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) (since 2000) and a director and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee (since 2000) and portfolio performance committee (since 2002) of the Dimensional Funds complex (92 portfolios).

J. Mikesell Thomas[2] 1353 Astor Street Chicago, IL 60610 Year of birth: 1951	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since July 2008). He is the former President and CEO of the Federal Home Loan Bank of Chicago (2004–March 2008). Mr. Thomas was an independent financial advisor (2001–2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chair of the Audit Committee for Evanston Northwestern Healthcare.

1  Each Trustee holds office for an indefinite term.

2  Each Trustee is also an Independent Trustee of UBS Supplementary Trust and UBS Private Portfolios Trust, which are both investment vehicles advised by UBS Global AM and are excluded from registration under the 1940 Act in reliance on the exemptions afforded by Section 3(c)(7) of the 1940 Act.

UBS Relationship Funds

Nominee ownership of Fund shares and ownership of UBS Global AM and its control persons. The following table provides the dollar range of equity securities of the Funds and all funds within the UBS Family of Funds Complex overseen or to be overseen by each Nominee held by each Nominee as of September 30, 2008:

Name of Independent Trustee Nominees	Dollar range of equity securities in Fund†	Aggregate dollar range of equity securities in the UBS Family of Funds Complex
Frank K. Reilly	None	over $100,000

Walter E. Auch	None	over $100,000

Adela Cepeda	None	$10,001 - $50,000

John J. Murphy	None	None

Edward M. Roob	None	over $100,000

Abbie J. Smith	None	None

J. Mikesell Thomas	None	None

†  NOTE REGARDING RANGES: In disclosing the dollar range of equity securities beneficially owned by a Nominee in these columns, the following ranges are used: (i) none; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; or (v) over $100,000.

None of the Nominees beneficially owns shares, or, in the last fiscal year, has purchased or sold shares, of UBS Global AM, the principal underwriter of the Funds or any person directly or indirectly controlling, controlled by or under common control with such persons.

Meetings of the Board and compensation of the Trustees

The role of the Trustees is to provide general oversight of each Fund's business, and to ensure that the Fund is operated for the benefit of Shareholders. During the fiscal year ended December 31, 2007, there were seven meetings of the Board, and each Trustee then in office attended at least 75% of these meetings and the committee meetings on which he or she served in the aggregate. The Trust does not have a policy with respect to the Board's attendance at meetings of Shareholders.

The table below includes certain information concerning the compensation of the Independent Trustees for the fiscal year ended December 31, 2007:

Name and position held	Annual aggregate compensation from the Trust	Pension or Retirement benefits accrued as part of Fund expenses	Total compensation from the Trust and UBS Family of Funds Complex paid to Trustees[1]
Frank K. Reilly, Trustee	$41,712	N/A	$101,220

Walter E. Auch, Trustee	$40,270	N/A	$87,184

Adela Cepeda, Trustee	$40,114	N/A	$95,600

Edward M. Roob, Trustee	$39,141	N/A	$92,389

J. Mikesell Thomas, Trustee[2]	$42,507	N/A	$106,154

1  These amounts represent the aggregate amount of compensation paid to each Trustee for service on the Board of Directors/Trustees of four registered investment companies (three registered investment companies with regard to Mr. Auch) managed by UBS Global AM for the fiscal year ended December 31, 2007.

2  These amounts include compensation paid to Mr. Thomas for his service as the liaison for the Board for purposes of the UBS Global AM Profitability Working Group.

UBS Relationship Funds

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives, for his or her service to the UBS Family of Funds Complex and two unregistered investment companies advised by the Advisor and overseen by the Board, an annual retainer of $160,000 paid quarterly for serving as a Board member (less a proportionate amount for a Trustee that does not serve on the board of a particular fund in the UBS Family of Funds Complex, if any). The chairperson of the Board also receives an annual retainer of $20,000 from the UBS Family of Funds Complex for his or her service to the Board. In addition, the chairs of the Audit Committee and the Nominating Committee receive an annual retainer of $15,000 and $7,500, respectively, for their service to the Board. The UBS Family of Funds Complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Standing committees of the Board

Each Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof; and (iv) act as liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee of the Board met three times during the fiscal year ended December 31, 2007.

Each Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board.

The Board has adopted and approved a formal written Nominating, Compensation and Governance Committee Charter (the "Nominating Committee Charter") for its Nominating Committee. A copy of the Nominating Committee Charter is attached to this Proxy Statement as Exhibit B. The Nominating Committee Charter describes the process for identifying and evaluating nominees and the factors that the Nominating Committee takes into consideration when nominating candidates, although the Nominating Committee Charter specifies that no specific qualifications or disqualifications are controlling or paramount.

The Nominating Committee will consider nominees recommended by "Qualifying Fund Shareholders" if an Independent Trustee vacancy on the Board occurs. A "Qualifying Fund Shareholder" is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the Chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Fund of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of

UBS Relationship Funds

time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's résumé or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

All of the members of the Nominating Committee are Independent Trustees. The Nominating Committee met four times during the fiscal year ended December 31, 2007.

Officers of the Trust

The Trustees elect the officers of Trust, who are responsible for administering the day-to-day operations of the Funds. In addition to being executive officers of the Trust, these individuals are also officers and/or employees of the investment advisor or an affiliated entity. None of these individuals receives compensation from the Trust for services to the Trust. Exhibit C of this Proxy Statement provides information about these officers, including certain biographical information, the positions they hold with the Trust and their principal occupations over the past five years.

Required vote

The Nominees for Trustee of the Trust will be elected by the affirmative vote for each Nominee of a majority of the shares of the Trust entitled to vote at the Meeting.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR TRUSTEE OF THE TRUST.

UBS Relationship Funds

Proposal 2. Amended and Restated Agreement and Declaration of Trust of the Trust

The Board of the Trust unanimously recommends that Shareholders of the Trust approve an Amended and Restated Agreement and Declaration of Trust (the "New Declaration") for the Trust, substantially in the form attached to this Proxy Statement as Exhibit D. The Trust was formed as a Delaware statutory trust (then known as a Delaware business trust) pursuant to a trust instrument originally dated August 15, 1994, which was subsequently amended and restated, most recently as of April 23, 2003 (the "Current Declaration"). The purpose of the New Declaration is to provide the Trust with a more modern and flexible trust instrument. It is also anticipated that other funds in the UBS Family of Funds Complex that either were originally created as Delaware statutory trusts or that will in the future be reorganized into new Delaware statutory trusts will be asked, over time, to adopt Agreements and Declarations of Trust substantially similar to the New Declaration.

Board recommendation for approval of the New Declaration

The Board believes that there are advantages to adopting the New Declaration for the Trust. First, the New Declaration is intended to give the Board more flexibility and, subject to applicable requirements of the 1940 Act and Delaware statutory trust law, broader authority to act without shareholder approval. This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner, including avoiding the costs and delays associated with holding shareholder meetings.

In addition, adopting an agreement and declaration of trust that is expected, over time, to be substantially identical for all funds in the UBS Family of Funds Complex that are Delaware statutory trusts would promote uniformity of fund administration and therefore could make fund compliance, legal interpretation and corporate governance less burdensome and costly for the UBS funds and their shareholders. To the extent that the boards and management of all funds in the UBS Family of Funds Complex, including the Board and management of the Trust, analyze and interpret substantially similar governing documents, rather than multiple and varied governing documents, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar trust environment.

Adoption of the New Declaration will not alter in any way the Board members' existing fiduciary obligations to act with due care and in the Shareholders' interests. If the New Declaration is approved by Shareholders, the Board has authorized new amended and restated bylaws (the "New Bylaws") that will then take effect. Certain provisions of the New Bylaws are discussed in Exhibit E to this Proxy Statement.

Comparison of the Current Declaration to the New Declaration

A comparison of some of the more significant provisions of the New Declaration and the Current Declaration is included in Exhibit E to this Proxy Statement, which is entitled "A Comparison of Governing Documents." The New Declaration amends the Current Declaration in a number of important ways, including:

•  Removing restriction regarding who may be a shareholder of the Trust. The Current Declaration states that S corporations and grantor trusts may not purchase shares and also imposes limits on purchasers who are partnerships. The restriction on purchases of shares by an S corporation or grantor trust likely was imposed because of each Fund's election to be taxed as a partnership that is not a publicly traded partnership taxable as a corporation for federal income tax purposes. The origin of this restriction is an

UBS Relationship Funds

aggregation rule (termed an anti-avoidance rule) contained in the private placement exception to the publicly traded partnership rules set out in Treasury Regulations. However, the Trust believes that such limits may be unduly restrictive. In addition, new funds may be organized in the future that do not elect partnership status. The removal of this limitation is not intended to change the election of each current Fund to be taxed as a partnership and each Fund will continue to monitor its eligibility to be so treated. The limits on purchases of shares by a partnership likely were intended to facilitate there not being a public offering of shares under the Securities Act of 1933, but again such limits are unduly restrictive.

•  Expanding the ability of the Board of Trustees, subject to applicable federal and state law, to approve the liquidation or reorganization of the Trust, a Fund or a class within a Fund, without shareholder approval and to amend the Agreement and Declaration of Trust without shareholder approval. The Delaware Statutory Trust Act (the "DSTA"), which governs the Trust, permits a Delaware statutory trust, through its trust instrument, to grant broad authority to its board of trustees to take a broad array of actions on behalf of the trust without incurring the time or expense of calling a shareholders' meeting and soliciting shareholder votes. There may be instances where the Board of Trustees determines that liquidating a series or reorganizing it into another series (of either the Trust or another fund) or amending the Agreement and Declaration of Trust would benefit the Trust, the series and its shareholders but does not believe that incurring the costs of calling and conducting a shareholders' meeting (which can be substantial) would best serve shareholders. However, there are instances where shareholder approval would be sought. For example, the 1940 Act and Rule 17-8 thereunder require shareholder approval of reorganizations with affiliated funds where certain material changes, such as increases in investment management or Rule 12b-1 fees, would be imposed upon shareholders of the reorganized fund.

•  Clarifying the Trust's ability to process redemptions and distributions in-kind and to close involuntarily shareholder accounts. The Trust believes that the ability to effect redemptions and distributions in kind is important in certain circumstances to avoid imposing undue burdens on a Fund's remaining shareholders, including portfolio transaction costs and triggering the need to realize and distribute capital gains. In addition, allowing the Trust to involuntarily close shareholder accounts, including shareholder accounts that fall below a specified minimum, may be important where the costs of maintaining such accounts must be borne by other shareholders in the Fund disproportionately.

•  Lowering the shareholder vote requirement to approve the liquidation and dissolution of the Trust or Fund if shareholders vote thereon. In the event that shareholders are asked to vote upon the dissolution of a Fund or the Trust, lowering the required vote from two-thirds of the outstanding shares to a majority of the shares cast is intended to make getting the shareholder approval more likely and less costly.

•  Changing the vote required to elect trustees (and fill vacancies on the Board) to a plurality vote, lowering the shareholder vote required to remove trustees and lowering the quorum requirement for a shareholder meeting from a majority of the shares entitled to vote to 40% of the shares entitled to vote. Changing the vote to a plurality for electing trustees is common within the mutual fund industry and is the standard within the other funds within UBS Family of Funds Complex. It is also an easier vote to achieve which may save the Funds money in future trustee elections. Lowering the quorum requirement may also make it less costly for the Funds to conduct shareholder meetings and approve matters submitted to shareholders for their approval.

UBS Relationship Funds

•  Clarifying that the Delaware General Corporation Law ("DGCL"), as opposed to general Delaware trust law, will generally govern the operation of the Trust to the extent not otherwise specified in the New Declaration, including the rights and obligations of the Trustees. These clarifications recognize that the operations of the Trust and its Board of Trustees more closely resemble those of a Delaware corporation than a common law trust (e.g., an irrevocable trust used for estate planning purposes) and that, to the extent needed, the Trust would look to the DGCL for guidance in those instances where the Trust's governing documents are silent or unclear.

•  Clarifying and expanding the Trust's obligation to indemnify its Trustees, officers and agents and their related limitations of liability to the extent permitted under the DSTA and the 1940 Act. Delaware law is similar to the laws of most other states which limit or permit the limitation of the risk of personal liability of corporate directors and, in many cases, officers. These laws respond to concerns about increased litigation against corporate directors and officers, the willingness of qualified persons to serve in those capacities and the potential for adverse effects on decision-making by persons who serve in those capacities. The Board believes that it is in the best interests of the Funds and their shareholders to be able to attract and retain Trustees and officers who can make significant decisions in the best interests of the Trust and the Funds with the reduced threat of personal liability.

The discussion above and the comparison attached as Exhibit E summarizes some of the more significant amendments to the Current Declaration effected by the New Declaration. In addition to the changes described above and in Exhibit E, there are other substantive and stylistic differences between the New Declaration and the Current Declaration. The discussion above and in Exhibit E is qualified in its entirety by reference to the New Declaration itself, a form of which is attached as Exhibit D to this proxy statement.

Adoption of the New Declaration will not result in any changes in: (1) any of the Trust's officers or Board members (except as elected pursuant to Proposal 1 in this Proxy Statement); (2) in the investment goals, policies, strategies or restrictions described in the Funds' current prospectuses and statements of additional information; (3) the Trust's service providers; or (4) the fees or expenses incurred by the Trust and the Funds. If this Proposal is not approved, then the Current Declaration will remain unchanged and in effect.

Required vote

The approval of the New Declaration requires an affirmative vote of the lesser of (A) 67% or more of the shares of each Fund present or represented at the Meeting, provided the Shareholders of more than 50% of the shares of such Fund are present or represented by proxy, or (B) more than 50% of the shares of each Fund. Proposal 2 requires the approval of the Shareholders of each Fund, voting separately by Fund, and the approval of Proposal 2 by one Fund is contingent on the approval by all of the other Funds.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST.

UBS Relationship Funds

Additional information about voting and the Meeting

Solicitation of proxies

The solicitation of proxies will be made primarily by mail. The Trust has also retained an outside firm, Computershare Fund Services, that specializes in proxy solicitation to assist with the proxy solicitation process, the collection of the proxies, and with any necessary follow-up. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of others for their expenses in forwarding solicitation material to the beneficial owners of each Fund's shares, and (c) payment to Computershare Fund Services for its services as proxy solicitor (which is anticipated to amount to approximately $6,000), including solicitations to submit proxies by telephone, will be borne by the Funds. The expenses relating to the proxy solicitation paid by the Funds will be allocated among the Funds based on a combination of their relative net assets and/or number of Shareholder accounts or, in the case of legal fees, may be allocated equally among the Funds.

Beneficial ownership of shares

A list of those persons who, to the knowledge of the Trust, owned beneficially 5% or more of the shares of any Fund as of the Record Date is set forth in Exhibit F. To the knowledge of the Trust, each of the executive officers and the Nominees individually, and the executive officers and Nominees, together as a group, owned less than 1% of the outstanding shares of each Fund as of October 9, 2008.

Shareholder proposals and communications

As a general matter, the Trust does not hold regular annual or other meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a special meeting of the Trust's Shareholders should send the proposals to the Secretary of Trust c/o UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's or a Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. A Shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Trust's or Fund's proxy statement must notify the Trust or Fund of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Trust at the address set forth above. If a Shareholder fails to give notice to the Trust or Fund within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the Board for such meeting may exercise discretionary voting power with respect to any such proposal.

If a Shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of the Trust c/o the Secretary of the Trust, Mark F. Kemper, at One North Wacker Drive, Chicago, Illinois 60606. The correspondence will be given to the Board for review and consideration.

UBS Relationship Funds

Additional information about the Fund

Investment advisor

UBS Global AM, the Funds' investment advisor, with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Funds pursuant to its investment advisory agreements with the Trust on behalf of each Fund. UBS Global AM is an investment management firm managing approximately $160 billion, as of June 30, 2008, primarily for institutional pension and profit sharing funds. UBS Global AM is an indirect wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $741 billion in assets under management as of June 30, 2008.

Administrator

J.P. Morgan Investor Services Co., a corporate affiliate of JPMorgan Chase Bank, is the Funds' administrator and provides general administrative, accounting, portfolio valuation and transfer agency services to each Fund. J.P. Morgan is located at 73 Tremont Street, Boston, MA 02108-3913.

Custodian

JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Funds.

Auditors

Ernst & Young LLP ("Ernst & Young") audits the Funds' financial statements, prepares the Trust's federal and state annual income tax returns and provides certain non-audit services. In the past two fiscal years, the Audit Committee did not approve any services provided by Ernst & Young pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Board of the Trust has selected Ernst & Young as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2008.

Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit fees

For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate audit fees billed for professional services rendered by Ernst & Young to the Funds were approximately $626,100 and $619,650, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-related fees

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate audit-related fees billed by Ernst & Young for services rendered to the Funds that are reasonably related to the performance of the audits and review of the financial statements, but not reported as audit fees, were approximately $27,500 and $43,500, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the semi-annual statements.

UBS Relationship Funds

There were no "audit-related fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax fees

In each of the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate tax fees billed by Ernst & Young for professional services rendered to the Trust were approximately $161,500 and $140,892, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

There were no "tax fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All other fees

In each of the fiscal years ended December 31, 2007 and December 31, 2006, there were no fees billed by Ernst & Young for products and services, other than the services reported above, rendered to the Funds.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Funds.

There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Pre-approval policies and procedures

The Audit Committee Charter contains the Audit Committee's pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)  To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors' specific representations as to their independence. In evaluating the auditor's qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust, as well as with the Trust's investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm's internal quality control procedures.

UBS Relationship Funds

(b)  To pre-approve all non-audit services to be provided to the Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(c)  To pre-approve all non-audit services to be provided by the Trust's independent auditors to the Trust's investment advisor or to any entity that controls, is controlled by or is under common control with the Trust's investment advisor ("advisor affiliate") and that provides ongoing services to the Trust, when, without such pre-approval by the Committee, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(d)  To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)  To consider whether the non-audit services provided by the Trust's independent auditor to the Trust's investment advisor or any advisor affiliate that provides on-going services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors' independence.

Aggregate non-audit fees

For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate non-audit fees billed by Ernst & Young of $1,792,939 and $2,213,034, respectively, included non-audit services rendered on behalf of the Trust of $189,000 and $184,392, respectively, and non-audit services rendered on behalf of the Advisor and any entity controlling, controlled by, or under common control with the Advisor of $1,603,939 and $2,028,642, respectively.

The Audit Committee considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young's independence.

Other business

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust or relevant Fund, as applicable.

By Order of the Board,

Mark F. Kemper
Vice President and Secretary

October 24, 2008

It is important that you execute and return your proxy (or vote by telephone or through the Internet) promptly.

UBS Relationship Funds

Exhibit index

UBS Relationship Funds

Exhibit A

Shares outstanding as of October 9, 2008 (the Record Date)

Fund name	Shares outstanding as of the Record Date
UBS Global Securities Relationship Fund	73,425,267.44

UBS Emerging Markets Equity Completion Relationship Fund	4,570,530.88

UBS Emerging Markets Equity Relationship Fund	11,414,704.51

UBS International Equity Relationship Fund	3,562,618.25

UBS Small-Cap Equity Relationship Fund	7,520,156.81

UBS U.S. Equity Alpha Relationship Fund	59,587,407.58

UBS U.S. Large Cap Equity Relationship Fund	13,336,541.23

UBS U.S. Large Cap Growth Equity Relationship Fund	26,563,481.62

UBS U.S. Large-Cap Value Equity Relationship Fund	3,940,067.95

UBS Absolute Return Investment Grade Bond Relationship Fund	14,029,631.12

UBS Cash Management Prime Relationship Fund	430,989,670.71

UBS Corporate Bond Relationship Fund	29,562,584.34

UBS High Yield Relationship Fund	22,396,558.24

UBS Opportunistic Emerging Markets Debt Relationship Fund	4,050,042.40

UBS Opportunistic High Yield Relationship Fund	1,325,944.78

UBS Opportunistic Loan Relationship Fund	3,000,002.00

UBS U.S. Bond Relationship Fund	2,094,181.94

UBS U.S. Securitized Mortgage Relationship Fund	86,295,713.23

UBS U.S. Treasury Inflation Protected Securities Relationship Fund	3,482,705.42

A-1

UBS Relationship Funds

Exhibit B

Nominating, Compensation and Governance Committee Charter

I.  The Committee.

The Nominating, Compensation and Governance Committee (the "Committee") is a committee of, and established by, the Board of Trustees/Directors (the "Board") of each of the entities listed on Schedule A hereto (each a "Fund"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.  Board nominations and functions.

1.  The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment advisors and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisors or service providers.

2.  The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

3.  The Committee may consider the factors listed in Schedule B to evaluate candidates for membership on the Board. The Committee also may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

4.  The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

5.  The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets that differ from those of the members currently on the Board.

6.  The Committee shall periodically review Disinterested Board member compensation and shall recommend any appropriate changes to the Disinterested Board members as a group.

7.  The Committee shall review recommendations from Qualifying Fund Shareholders (as defined in Schedule B) for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures described in Schedule B.

UBS Relationship Funds

Exhibit B

III.  Committee nominations and functions.

1.  The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually.

2.  The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.  Other powers and responsibilities.

1.  The Committee shall meet as often as it deems appropriate.

2.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.  The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent not inconsistent with the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

5.  The Committee shall review this Charter at least annually and recommend any changes to the full Board.

UBS Relationship Funds

Exhibit B

Schedule A

The UBS Funds
UBS Relationship Funds
SMA Relationship Trust
Fort Dearborn Income Securities, Inc.

UBS Relationship Funds

Exhibit B

Schedule B

Nomination and appointment policy

1.  The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.  In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

•  whether or not the person is an "interested person" as defined in the 1940 Act, meets the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

•  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or sub-advisors of the Fund, Fund service providers or their affiliates;

•  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•  the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

•  the interplay of the candidate's experience with the experience of other Board members; and

•  the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.  While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those Board members who are Independent Board Members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 or 1% or more of the Fund's outstanding shares and (ii) has been a shareholder of 1/2 of 1% of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund's disclosure documents. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

UBS Relationship Funds

Exhibit C

Officers of the Trust

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") (collectively, "UBS Global AM—Americas region"). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow* Age: 42	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook* Age: 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that, he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper** Age: 50	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global AM from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas region since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary* Age: 40	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since March 2005) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Relationship Funds

Exhibit C

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Tammie Lee* Age: 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that, she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire* Age: 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill* Age: 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer for 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn* Age: 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders* Age: 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Relationship Funds

Exhibit C

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Andrew Shoup* Age: 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of fund treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related Companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kai R. Sotorp** Age: 49	President	Since 2006	Mr. Sotorp is Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002 to 2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001 to 2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000 to 2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000 to 2004). Mr. Sotorp is president of 21 investment companies (consisting of 105 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller* Age: 47	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

†  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

*  This person's business address is 51 West 52nd Street, New York, NY 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

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UBS Relationship Funds

Exhibit D

Proposed Amended and Restated Agreement and Declaration of Trust

Third Amended and Restated Agreement and Declaration of Trust of
UBS Relationship Funds a Delaware Statutory Trust

(Original Agreement and Declaration of Trust was adopted August 15, 1994; first Amended and Restated Agreement and Declaration was adopted effective May 20, 1996; second Amended and Restated Agreement and Declaration of Trust was adopted effective April 23, 2003; current Amended and Restated Agreement and Declaration of Trust adopted effective _____________, 2008.)

UBS Relationship Funds

Exhibit D

UBS Relationship Funds

Exhibit D

UBS Relationship Funds

Exhibit D

Amended and Restated Agreement and Declaration of Trust of
UBS Relationship Funds

THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST is made as of this ____ day of ____________, 2008, by the Trustees hereunder, and (i) incorporates herein and makes a part of this Amended and Restated Agreement and Declaration of Trust the resolutions of the Board of Trustees of UBS Relationship Funds (the "Trust"), adopted prior to the date set forth above, pursuant to the provisions of the original Agreement and Declaration of Trust, dated August 15, 1994, as amended and restated to date (the "Original Declaration of Trust"), regarding the establishment and designation of Series and/or Classes of the Shares of the Trust, and any amendments or modifications to such resolutions adopted through the date hereof, as of the date of the adoption of each such resolution; and (ii) amends and restates the Original Declaration of Trust pursuant to Article X, Section 10.3 of such Original Declaration of Trust, as hereinafter provided.

WITNESSETH:

WHEREAS, the Trust was formed to carry on the business of an open-end management investment company as defined in the 1940 Act; and

WHEREAS, this Trust is authorized to divide its Shares into two or more Classes, to issue its Shares in separate Series, to divide Shares of any Series into two or more Classes, and to issue Classes of the Trust or the Series, if any, all in accordance with the provisions hereinafter set forth; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Delaware statutory trust in accordance with the provisions of the Delaware Statutory Trust Act, as amended, from time to time, and the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby declare that:

(i)  the Original Declaration of Trust is amended and restated in its entirety in the manner herein set forth;

(ii)  the Trustees will hold all cash, securities, and other assets that they may acquire, from time to time, in any manner as Trustees hereunder IN TRUST and will manage and dispose of the same, from time to time, upon the following terms and conditions for the benefit of the holders of Shares issued hereunder as hereinafter set forth; and

(iii)  this Declaration of Trust and the Bylaws shall be binding in accordance with their terms on every Trustee, by virtue of having become a Trustee of the Trust, and on every Shareholder, by virtue of having become a Shareholder of the Trust, pursuant to the terms of the Original Declaration of Trust and/or this Declaration of Trust and the Bylaws.

UBS Relationship Funds

Exhibit D

Article I

Name; offices; registered agent; definitions

Section 1. Name. The Trust shall be known as "UBS Relationship Funds" and the Board of Trustees shall conduct the business of the Trust under that name, or any other name as the Board of Trustees may designate, from time to time. The Trustees may, without Shareholder approval, change the name of the Trust or any Series or Class thereof. In the event of any such change, the Trustees shall cause notice to be given to the affected Shareholders within a reasonable time after the implementation of any such change.

Section 2. Offices of the Trust. The Board at any time may establish offices of the Trust at any place or places where the Trust intends to do business.

Section 3. Registered Agent and Registered Office. The name of the registered agent of the Trust and the address of the registered office of the Trust in the State of Delaware are as set forth in the Trust's Certificate of Trust. The Trustees may, without Shareholder approval, change the registered agent and the registered office of the Trust.

Section 4. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

(a)  "1940 Act" shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time;

(b)  "Affiliate" shall have the same meaning as "affiliated person," as such term is defined in the 1940 Act, when used with reference to a specified Person;

(c)  "Board of Trustees" or "Board" shall mean the governing body of the Trust, which is comprised of the number of Trustees of the Trust fixed, from time to time, pursuant to Article IV hereof, having the powers and duties set forth herein;

(d)  "Bylaws" shall mean Bylaws of the Trust, as amended or restated, from time to time, in accordance with Article VIII therein. Such Bylaws may contain any provision not inconsistent with applicable law or this Declaration of Trust, relating to the governance of the Trust. The Bylaws are expressly herein incorporated by reference as part of the "governing instrument" of the Trust within the meaning of DSTA;

(e)  "Certificate of Trust" shall mean the certificate of trust of the Trust filed on August 16, 1994 with the Office of the Secretary of State of the State of Delaware, as required under the Delaware Statutory Trust Act, as such certificate has been or shall be amended or restated, from time to time;

(f)  "Class" shall mean each class of Shares of the Trust or of a Series of the Trust established and designated under and in accordance with the provisions of Article III hereof or the corresponding provisions of the Original Declaration of Trust;

(g)  "Code" shall mean the Internal Revenue Code of 1986 and the rules and regulations thereunder, all as adopted or amended, from time to time;

UBS Relationship Funds

Exhibit D

(h)  "Commission" shall have the meaning given that term in the 1940 Act;

(i)  "DGCL" shall mean the General Corporation Law of the State of Delaware (8 Del. C. § 101, et seq.), as amended from time to time;

(j)  "DSTA" shall mean the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq), as amended, from time to time;

(k)  "Declaration of Trust" shall mean this Amended and Restated Agreement and Declaration of Trust, including resolutions of the Board of Trustees of the Trust that have been adopted prior to the date of this Declaration of Trust, or that may be adopted hereafter, regarding the establishment and designation of Series and/or Classes of Shares of the Trust, and any amendments or modifications to such resolutions, as of the date of the adoption of each such resolution;

(l)  "General Liabilities" shall have the meaning given it in Article III, Section 6(b) of this Declaration of Trust;

(m)  "Interested Person" shall have the meaning given that term in the 1940 Act;

(n)  "Investment Adviser" or "Adviser" shall mean a Person, as defined below, furnishing services to the Trust pursuant to any investment advisory or investment management contract described in Article IV, Section 7(a) hereof;

(o)  "National Financial Emergency" shall mean, as determined by the Board in its sole discretion, the whole or any part of any period during (i) which an emergency exists as a result of which disposal by the Trust of securities or other assets owned by the Trust is not reasonably practicable; (ii) which it is not reasonably practicable for the Trust to determine fairly the net asset value of its assets; or (iii) such other period as the Commission may by order permit for the protection of investors;

(p)  "Person" shall mean a natural person, partnership, limited partnership, limited liability company, trust, estate, association, corporation, organization, custodian, nominee, government or any political subdivision, agency or instrumentality thereof or any other individual or entity in its own or any representative capacity, in each case, whether domestic or foreign, and a statutory trust or a foreign statutory or business trust;

(q)  "Principal Underwriter" shall have the meaning given that term in the 1940 Act;

(r)  "Series" shall mean each Series of Shares established and designated under and in accordance with the provisions of Article III hereof, or the corresponding provisions of the Original Declaration of Trust;

(s)  "Shares" shall mean the transferable shares of beneficial interest into which the beneficial interest in the Trust have been or shall be divided, from time to time, and shall include fractional and whole shares;

(t)  "Shareholder" shall mean a record owner of Shares pursuant to this Declaration of Trust and the Bylaws;

(u)  "Trust" shall mean UBS Relationship Funds, the Delaware statutory trust formed by the Original Declaration of Trust and by filing the Certificate of Trust with the Office of the Secretary of State of the State of Delaware;

UBS Relationship Funds

Exhibit D

(v)  "Trust Property" shall mean any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust, or one or more of any Series thereof, including, without limitation, the rights referenced in Article X, Section 5 hereof; and

(w)  "Trustee" or "Trustees" shall mean each Person who signs this Declaration of Trust as a trustee and all other Persons who, from time to time, may be duly elected or appointed, qualified, and serving on the Board of Trustees in accordance with the provisions hereof and the Bylaws, so long as such signatory or other Person continues in office in accordance with the terms hereof and the Bylaws. Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in such Person's or Persons' capacity as a Trustee or Trustees hereunder and under the Bylaws.

Article II

Purpose of Trust

The purpose of the Trust is to conduct, operate, and carry on the business of a registered management investment company registered under the 1940 Act, directly, or if one or more Series is established hereunder, through one or more Series, investing primarily in securities, and to exercise all of the powers, rights, and privileges granted to, or conferred upon, a statutory trust formed under the DSTA, including, without limitation, the following powers:

(a)  To hold, invest, and reinvest its funds, and in connection therewith, to make any changes in the investment of the assets of the Trust, to hold part or all of its funds in cash, to hold cash uninvested, to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, mortgage, transfer, exchange, distribute, write options on, lend, or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities or property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, shares, units of beneficial interest, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, money market instruments, certificates of deposit or indebtedness, bills, notes, mortgages, commercial paper, repurchase or reverse repurchase agreements, bankers' acceptances, finance paper, and any options, certificates, receipts, warrants, futures contracts, or other instruments representing rights to receive, purchase, or subscribe for the same, or evidencing or representing any other rights or interests therein or in any property or assets, and other securities of any kind, as the foregoing are issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia, and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities;

(b)  To exercise any and all rights, powers, and privileges with reference to or incident to ownership or interest, use, and enjoyment of any of such securities and other instruments or property of every kind and description, including, but without limitation, the right, power, and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, lend, transfer, mortgage, hypothecate, lease, pledge, or write options with respect to or otherwise deal with, dispose of, use, exercise, or enjoy any rights, title, interest, powers, or privileges under or with reference to any of such securities and other instruments

UBS Relationship Funds

Exhibit D

or property, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments, and to do any and all acts and things for the preservation, protection, improvement, and enhancement in value of any of such securities and other instruments or property;

(c)  To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series, subject to any requirements of the 1940 Act;

(d)  To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Board of Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Board of Trustees shall deem proper;

(e)  To exercise powers and rights of subscription or otherwise that arise in any manner out of ownership of securities and/or other property;

(f)  To hold any security or property in a form not indicating that it is trust property, whether in bearer, unregistered, or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise, or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to proper safeguards according to the usual practice of investment companies or any rules or regulations applicable thereto;

(g)  To consent to, or participate in, any plan for the reorganization, consolidation, or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(h)  To join with other security holders in acting through a committee, depositary, voting trustee, or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary, or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Board of Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary, or trustee as the Board of Trustees shall deem proper;

(i)  To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

(j)  To enter into joint ventures, general or limited partnerships, and any other combinations or associations;

(k)  To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship; or otherwise assume liability for payment thereof;

(l)  To purchase and pay for such insurance as the Board of Trustees may deem necessary or appropriate for the conduct of the business entirely out of Trust Property, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio

UBS Relationship Funds

Exhibit D

investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being, or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, to the fullest extent permitted by this Declaration of Trust, the Bylaws, and by applicable law;

(m)  To adopt, establish, and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift, and other retirement, incentive, and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees, and agents of the Trust;

(n)  To purchase or otherwise acquire, own, hold, sell, negotiate, exchange, assign, transfer, mortgage, pledge, or otherwise deal with, dispose of, use, exercise, or enjoy property of all kinds;

(o)  To buy, sell, mortgage, encumber, hold, own, exchange, rent, or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situated; and to build, erect, construct, alter, and maintain buildings, structures, and other improvements on real property;

(p)  To borrow or raise moneys for any of the purposes of the Trust, and to mortgage or pledge the whole or any part of the property and franchises of the Trust, real, personal, and mixed, tangible or intangible, and wheresoever situated;

(q)  To enter into, make, and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount;

(r)  To issue, purchase, sell and transfer, reacquire, hold, trade, and deal in stocks, shares, bonds, debentures, and other securities, instruments, or other property of the Trust, from time to time, to such extent as the Board of Trustees shall determine, consistent with the provisions of this Declaration of Trust; and to reacquire and purchase, from time to time, its Shares or, if any, its bonds, debentures, and other securities;

(s)  To engage in and to prosecute, defend, compromise, abandon, or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims, or expenses incurred in connection therewith, including those of litigation, and such power shall include, without limitation, the power of the Board of Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any Person, including a Shareholder in the Shareholder's own name or the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust;

(t)  To exercise and enjoy, in Delaware and in any other states, territories, districts, and United States dependencies, and in foreign countries, all of the foregoing powers, rights, and privileges, and the enumeration of the foregoing powers shall not be deemed to exclude any powers, rights, or privileges so granted or conferred; and

UBS Relationship Funds

Exhibit D

(u)  In general, to carry on any other business in connection with or incidental to its trust purposes, to do everything necessary, suitable, or proper for the accomplishment of such purposes or for the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to, or growing out of or connected with, its business or purposes, objects, or powers.

The Trust shall not be limited to investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series. Neither the Trust nor the Board of Trustees shall be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

The foregoing clauses each shall be construed as purposes, objects, and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects, and powers shall not be held to limit or restrict in any manner the powers of the Trust, and that they are in furtherance of, and in addition to and not in limitation of, the general powers conferred upon the Trust by the DSTA and the other laws of the State of Delaware or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

Article III

Shares

Section 1. Division of Beneficial Interest.

(a)  The beneficial interest in the Trust shall be divided into Shares, each Share without a par value. The number of Shares in the Trust authorized under the Original Declaration of Trust and authorized hereunder, and of each Series and Class as may be established, from time to time, is unlimited. The Board of Trustees may authorize the division of Shares into separate Classes of Shares and into separate and distinct Series of Shares and the division of any Series of Shares into separate Classes of Shares in accordance with the 1940 Act. As of the effective date of this Declaration of Trust, any new Series and Classes, if any, shall be established and designated by the Board of Trustees pursuant to Article III, Section 6 hereof. If no separate Series or Classes shall be established, the Shares of the Trust shall have the rights, powers, and duties provided for herein, including Article III, Section 6 hereof to the extent relevant and not otherwise provided for herein. All references to Shares in this Declaration of Trust shall be deemed to be Shares of the Trust or any or all Series or Classes thereof that may be established from time to time, as the context may require.

(i)  The fact that the Trust shall have one or more established and designated Classes of the Trust shall not limit the authority of the Board of Trustees to establish and designate additional Classes of the Trust. The fact that one or more Classes of the Trust shall have been established initially and designated without any specific establishment or designation of a Series (i.e., that all Shares of the Trust are initially Shares of one or more Classes) shall not limit the authority of the Board of Trustees to later establish and designate a Series and establish and designate the Class or Classes of the Trust as Class or Classes, respectively, of such Series.

(ii)  The fact that a Series shall have initially been established and designated without any specific establishment or designation of Classes (i.e., that all Shares of such Series are initially of a single Class) shall not limit the authority of the Board of Trustees to establish and designate separate Classes of said

UBS Relationship Funds

Exhibit D

Series. The fact that a Series shall have more than one established and designated Class shall not limit the authority of the Board of Trustees to establish and designate additional Classes of said Series.

(b)  Subject to any requirements or limitations of the 1940 Act, the Board of Trustees shall have the power to issue authorized but unissued Shares of beneficial interest of the Trust, or any Series and Class thereof, from time to time, for such consideration paid wholly or partly in cash, securities, or other property, as may be determined, from time to time, by the Board of Trustees. The Board of Trustees, on behalf of the Trust, may acquire and hold as treasury Shares, reissue for such consideration and on such terms as the Board of Trustees may determine, or cancel, at its discretion, from time to time, any Shares reacquired by the Trust. The Board of Trustees may classify or reclassify any unissued Shares of beneficial interest, or any Shares of beneficial interest of the Trust or any Series or Class thereof, which were previously issued and are reacquired, into one or more Series or Classes that may be established and designated, from time to time. Notwithstanding the foregoing, the Trust and any Series thereof may acquire, hold, sell, and otherwise deal in, for purposes of investment or otherwise, the Shares of any other Series of the Trust or Shares of the Trust, and such Shares shall not be deemed treasury Shares or cancelled. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

(c)  Subject to the provisions of Section 6 of this Article III, each Share shall entitle the holder to voting rights as provided in Article V hereof and the Bylaws. Shareholders shall have no preemptive or other right to subscribe for new or additional authorized but unissued Shares or other securities issued by the Trust or any Series thereof. The Board of Trustees, from time to time, may divide or combine the Shares of the Trust, or any particular Series thereof, into a greater or lesser number of Shares of the Trust or that Series, respectively. Such division or combination shall not materially change the proportionate beneficial interests of the holders of Shares of the Trust or that Series, as the case may be, in the Trust Property at the time of such division or combination that is held with respect to the Trust or that Series, as the case may be.

(d)  Any Trustee, officer, or other agent of the Trust, and any organization in which any such Person has an economic or other interest, may acquire, own, hold, and dispose of Shares of beneficial interest in the Trust or any Series and Class thereof to the same extent as if such Person were not a Trustee, officer, or other agent of the Trust; and the Trust or any Series may issue and sell and may purchase such Shares from any such Person or any such organization, subject to the limitations, restrictions, or other provisions applicable to the sale or purchase of such Shares herein and in the 1940 Act.

Section 2. Ownership of Shares. The Board of Trustees may make such rules not inconsistent with the provisions of the 1940 Act as the Board of Trustees considers appropriate for recording the ownership of Shares, the issuance of Share certificates, the transfer of Shares of the Trust, and each Series and Class thereof, if any, and similar matters.

Section 3. Sale of Shares. Subject to the 1940 Act and applicable law, the Trust may sell its authorized but unissued Shares of beneficial interest to such Persons, at such times, on such terms, and for such consideration as the Board of Trustees may authorize, from time to time. All consideration received by the Trust in each sale shall be credited to the individual purchaser's account in the form of full or fractional Shares of the Trust or such Series thereof (and Class thereof, if any), as the purchaser may select, at the net asset value per Share, as determined by the Board of Trustees in accordance with Article VI hereof, subject to Section 22 of the 1940 Act, and the rules and regulations adopted thereunder; provided, however, that the

UBS Relationship Funds

Exhibit D

Board of Trustees may, in its sole discretion, permit the Principal Underwriter or the selling broker and dealer to impose a sales charge upon any such sale. Every Shareholder by virtue of having become a Shareholder shall be deemed to have expressly assented and agreed to the terms of this Declaration of Trust and to have become bound as a party hereto.

Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving to Shareholders only the rights provided in this Declaration of Trust, the Bylaws, and under applicable law. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Subject to Article VIII, Section 1 hereof, the death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the existence of the Trust and any Series thereof shall not operate to dissolve the Trust or any such Series, nor entitle the representative of any deceased, incapacitated, dissolved, terminated, or bankrupt Shareholder to an accounting or to take any action in court or elsewhere against the Trust, the Trustees, or any such Series, but entitles such representative only to the rights of said deceased, incapacitated, dissolved, terminated, or bankrupt Shareholder under this Declaration of Trust, the Bylaws and applicable law. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust, shall have any power to bind personally any Shareholder nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money other than such as the Shareholder personally, at any time may agree to pay at any time. Each Share, when issued on the terms determined by the Board of Trustees, shall be fully paid and nonassessable. As provided in the DSTA, Shareholders shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the DGCL.

Section 5. Tax Status; Partnership Provisions.

(a)  Power to Make Tax Status Election. The Board of Trustees shall have the power, in its discretion, to make an initial entity classification election, and to change any such entity classification election, of the Trust and any Series for U.S. federal income tax purposes as may be permitted or required under the Code, without the vote or consent of any Shareholder. In furtherance thereof, the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, is authorized (but not required) to make and sign any such entity classification election on Form 8832, Entity Classification Election (or successor form thereto), on behalf of the Trust or any Series, sign the consent statement contained therein on behalf of all of the Shareholders thereof, and file the same with the U.S. Internal Revenue Service.

(b)  Partnership Default Status. Except as otherwise provided in the resolution establishing and designating a Series, and subject to the grant of discretion to the Board of Trustees to make or change an entity classification election as provided in Article III, Section 5(a) hereof, the Board of Trustees acknowledges its intention that the Trust and each Series be classified for U.S. federal income tax purposes as a partnership and not an association taxable as a corporation pursuant to Section 7701(a)(2) of the Code, and hereby agree that the provisions of this Trust shall be applied and construed in a manner to give full effect to such intent.

(c)  Partnership Provisions. This Article III, Section 5(c) shall only apply to the Trust or any Series classified as a partnership for U.S. federal income tax purposes, and its provisions shall control with respect to the Trust or any such Series except to the extent the resolution establishing and designating a Series otherwise provides.

UBS Relationship Funds

Exhibit D

(i)  Determination of Book Capital Account Balances and Net Income. The determination and maintenance of Book Capital Accounts (as hereinafter defined in Article III, Section 5(c)(i)(A) hereof) and allocations of income or loss to each Shareholder of the Trust or any Series shall be determined in accordance with the following special provisions:

(A)  Book Capital Accounts. The "Book Capital Account" balances of Shareholders shall evidence their beneficial interest in the Trust or any Series and shall be determined daily at such time or times as the Board of Trustees may determine. All determinations of Book Capital Accounts shall be in accordance with Section 704(b) of the Code and the Treasury regulations promulgated thereunder, including, without limitation, Treasury Regulations Sections 1.704-1(b)(2)(iv)(f) and (g) and 1.704-1(b)(4)(i) relating to revaluations of property and shall be based upon the net asset value of the Trust or any Series, as applicable. The power and duty to determine and maintain the Book Capital Account balances of Shareholders may be delegated by the Board of Trustees to the investment advisor, administrator, custodian or such other person as the Board of Trustees may determine.

(B)  Allocation of Income or Loss to Shareholders. Except as provided in Article III, Section 5(c) hereof or as otherwise required by Section 704(b) of the Code, the income, gain, loss, deductions or credits (or item thereof) of the Trust or any Series for a taxable year shall be allocated to each Shareholder in accordance with each such Shareholder's beneficial interest in the Trust or such Series.

(ii)  Liquidating Distributions. Upon the liquidation, termination or abolishment of the Trust or any Series, or the liquidation or complete redemption of a Shareholder's beneficial interest therein, any liquidating distributions shall be made in accordance with the positive Book Capital Account balances of Shareholders, as determined after taking into account all Book Capital Account adjustments for the Trust's or Series' taxable year during which such liquidation occurs, by the end of such taxable year (or, if later, within 90 days after the date of such liquidation).

(iii)  Special Allocations. The following special allocations shall be made in the following order:

(A)  Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2(f) and notwithstanding any other provision of Article III, Section 5(c)(i) hereof, if there is a net decrease in partnership minimum gain (as defined in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d)) during any taxable year of the Trust or any Series, each Shareholder thereof shall be specially allocated items of income and gain for such year (and, if necessary, subsequent taxable years) in an amount equal to that Shareholder's share of the net decrease in partnership minimum gain (determined in accordance with Treasury Regulations 1.704-2(g)). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Shareholder pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2(f)(6) and 1.704-2(j)(2).

  The provisions of this Article III, Section 5(c)(iii)(A) are intended to comply with the minimum gain chargeback requirement in Treasury Regulations Section 1.704-2(f) and shall be interpreted in accordance therewith.

(B)  Deficit Capital Accounts and Qualified Income Offset. Notwithstanding Article III, Section 5(c)(i) hereof, no amounts will be allocated to any Shareholder to the extent such allocation would cause or increase a deficit balance in such Shareholder's Book Capital Account (in excess of any dollar amount of such deficit balance that such Shareholder is obligated to restore under Treasury Regulations Section

UBS Relationship Funds

Exhibit D

1.704-1(b)(2)(ii)(c)—taking into account the next to last sentence of Treasury Regulations Sections 1.704-2(g)(1) and (i)(5)) as of the end of the Trust's or any Series' taxable year to which such allocation relates. In determining the extent to which an allocation would cause or increase a deficit balance in a Shareholder's Book Capital Account, such Shareholder's Book Capital Account shall be hypothetically decreased by the adjustments, allocations and distributions described in paragraphs (4), (5) and (6) of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

  If any Shareholder unexpectedly receives an adjustment, allocation or distribution described in paragraphs (4), (5) or (6) of Treasury Regulations Section 1.704(b)(2)(ii)(d), which adjustment, allocation or distribution creates or increases a deficit balance in that Shareholder's Book Capital Account, such Shareholder shall be allocated items of income and gain (consisting of a pro rata portion of each item of income, including gross income, and gain for such year) in an amount and manner sufficient to eliminate such deficit balance as quickly as possible; provided, however, that an allocation pursuant to this Section shall only be made if and to the extent that a Shareholder would have a deficit Book Capital Account balance after all other allocations provided in Article III, Section 5(c)(i) hereof have been tentatively made.

  Any allocation made pursuant to this Article III, Section 5(c)(iii)(B) is intended to constitute a qualified income offset within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in accordance therewith.

(C)  Nonrecourse Deductions. Nonrecourse deductions for any taxable year or other period of the Trust or any Series shall be allocated in accordance with Article III, Section 5(c)(i) hereof.

(iv)  Curative Allocations. The allocations set forth in Article III, Section 5(c)(iii)(A), (B) and (C) hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Board of Trustees that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this Article III, Section 5(c)(iv). Therefore, notwithstanding any other provision of this Article III, Section 5(c) (other than the Regulatory Allocations), the Board of Trustees may make such offsetting special allocations of income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Shareholder's Book Capital Account balance is, to the extent possible, equal to the Book Capital Account balance such Shareholder would have had if the Regulatory Allocations were not part of this Trust and all Trust or Series items were allocated pursuant to Article III, Section 5(c)(i).

(v)  Tax Allocations. As of the end of each taxable year of the Trust or any Series, items of income, gain, loss, deduction or credit shall be allocated among Shareholders thereof for U.S. federal income tax purposes as hereinafter provided.

(A)  Section 704(c). In accordance with Section 704(c) of the Code and the Treasury regulations promulgated thereunder, including, without limitation, Treasury Regulations Section 1.704-3(e)(3) (or successor regulations) for "securities partnerships," in the event the Book Capital Account of any Shareholder is adjusted to reflect the fair market value of a Trust (or any Series thereof) property or properties, income, gain, loss, and deduction with respect to such property shall, solely for U.S. federal income tax purposes, be allocated among Shareholders thereof so as to take account of any variation between the adjusted tax basis of such property to the Trust or the Series and its fair market value.

UBS Relationship Funds

Exhibit D

(B)  Allocation of Taxable Income. Except as otherwise required by Sections 704(b) and (c) of the Code and the Treasury Regulations promulgated thereunder, all items of income, gain, loss, deduction or credit for each taxable year shall be allocated for U.S. federal income tax purposes among Shareholders of the Trust or any Series in such manner as to reflect as nearly as possible the amounts credited or charged to each Shareholder's Book Capital Account.

(vi)  Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article III, Section 5(c), but subject to the requirements of the Code and the Treasury Regulations thereunder, the Board of Trustees may prescribe, in its discretion, such other bases and times for determining the net income and net assets of the Trust or any Series, or the allocation of income to the Shareholders of the Trust or the Series as they may deem necessary or desirable to enable the Trust or the Series to comply with any applicable provisions of the 1940 Act, or any order of exemption issued by the Commission, as in effect now or hereafter amended or modified.

Section 6. Establishment and Designation of Series and Classes. The establishment and designation of any Series or Class shall be effective, without the requirement of Shareholder approval, upon the adoption of a resolution by not less than a majority of the then Board of Trustees, which resolution shall set forth such establishment and designation and may provide, to the extent permitted by the DSTA, for rights, powers, and duties of such Series or Class (including variations in the relative rights and preferences as between the different Series and Classes), thereof or of the Trust as the Board of Trustees may determine from time to time, which rights, powers and duties may be senior or subordinate to any existing Series or Class. Such resolution may establish such Series of Classes directly in such resolution or by reference to, or approval of, another document that sets forth such Series or Classes, including without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. Each such resolution shall be incorporated herein upon adoption, and the resolutions that have been adopted prior to __________, 2008 regarding the establishment and designation of Series and/or Classes of Shares of the Trust pursuant to the applicable provisions of the Original Declaration of Trust, and any amendments or modifications to such resolutions through the date hereof, are hereby incorporated herein as of the date of their adoption. Any such resolution may be amended by a further resolution of a majority of the Board of Trustees, and if Shareholder approval would be required to make such an amendment to the language set forth in this Declaration of Trust, such further resolution shall require the same Shareholder approval that would be necessary to make such amendment to the language set forth in this Declaration of Trust. Each such further resolution shall be incorporated herein by reference upon adoption.

Each Series shall be separate and distinct from any other Series, separate and distinct records on the books of the Trust shall be maintained for each Series, and the assets and liabilities belonging to any such Series shall be held and accounted for separately from the assets and liabilities of the Trust or any other Series. Each Class of the Trust shall be separate and distinct from any other Class of the Trust. Each Class of a Series shall be separate and distinct from any other Class of the Series. As appropriate, in a manner determined by the Board of Trustees, the liabilities belonging to any such Class shall be held and accounted for separately from the liabilities of the Trust, the Series, or any other Class, and separate and distinct records on the books of the Trust for the Class shall be maintained for this purpose. Subject to Article II hereof, each such Series shall operate as a separate and distinct investment medium, with separately defined investment objectives and policies.

Shares of each Series (and Class where applicable) established and designated pursuant to this Section 6 or the corresponding provisions of the Original Declaration of Trust shall have the following rights, powers, and

UBS Relationship Funds

Exhibit D

duties, unless otherwise provided to the extent permitted by the DSTA, in the resolution establishing and designating such Series or Class:

(a)  Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors with respect to that Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits, and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, shall allocate such General Assets to, between, or among any one or more of the Series in such manner and on such basis as the Board of Trustees, in its sole discretion, deems fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b)  Liabilities Held with Respect to a Particular Series or Class. The assets of the Trust held with respect to a particular Series shall be charged with the liabilities, debts, obligations, costs, charges, reserves, and expenses of the Trust incurred, contracted for, or otherwise existing with respect to such Series. Such liabilities, debts, obligations, costs, charges, reserves, and expenses incurred, contracted for, or otherwise existing with respect to a particular Series are herein referred to as "liabilities held with respect to" that Series. Any liabilities, debts, obligations, costs, charges, reserves, and expenses of the Trust that are not identifiable readily as being liabilities held with respect to any particular Series (collectively "General Liabilities") shall be allocated by the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, to and among any one or more of the Series in such manner and on such basis as the Board of Trustees in its sole discretion deems fair and equitable. Each allocation of liabilities, debts, obligations, costs, charges, reserves, and expenses by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. All Persons who have extended credit that has been allocated to a particular Series, or who have a claim or contract that has been allocated to any particular Series, shall look exclusively to the assets of that particular Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants, and contract providers, each creditor, claimant, and contract provider shall be deemed nevertheless to have agreed impliedly to such limitation.

  Subject to the right of the Board of Trustees in its discretion to allocate General Liabilities as provided herein, the debts, liabilities, obligations, and expenses incurred, contracted for, or otherwise existing with respect to a particular Series, whether such Series is now authorized and existing pursuant to the Original Declaration of Trust, or is hereafter authorized and existing pursuant to this Declaration of Trust, shall be enforceable against the assets held with respect to that Series only, and not against the assets of any other Series or the Trust generally, and none of the debts, liabilities, obligations, and

UBS Relationship Funds

Exhibit D

expenses incurred, contracted for, or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets held with respect to such Series. Notice of this limitation on liabilities between and among Series has been set forth in the Certificate of Trust filed in the Office of the Secretary of State of the State of Delaware pursuant to the DSTA, and having given such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the DSTA relating to limitations on liabilities between and among Series (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) are applicable to the Trust and each Series.

  Liabilities, debts, obligations, costs, charges, reserves, and expenses related to the distribution of and other identified expenses that properly should or may be allocated to the Shares of a particular Class may be charged to and borne solely by such Class. The bearing of expenses solely by a particular Class of Shares may be reflected appropriately (in a manner determined by the Board of Trustees) and may affect the net asset value attributable to, and the dividend, redemption, and liquidation rights of, such Class. Each allocation of liabilities, debts, obligations, costs, charges, reserves, and expenses by or under the direction of the Board of Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes. All Persons who have extended credit that has been allocated to a particular Class, or who have a claim or contract that has been allocated to any particular Class, shall look, and may be required by contract to look, exclusively to that particular Class for payment of such credit, claim, or contract.

(c)  Dividends, Distributions, and Redemptions. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article VI hereof, no dividend or distribution, including, without limitation, any distribution paid upon dissolution of the Trust or of any Series with respect to, nor any redemption of, the Shares of any Series or Class of such Series shall be effected by the Trust other than from the assets held with respect to such Series nor, except as specifically provided in Section 7 of this Article III, shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series or the Trust generally except, in the case of a right or claim against the assets held with respect to any other Series, to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Board of Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders. In addition, the Board of Trustees may delegate to a committee of the Board of Trustees or an officer of the Trust, the authority to fix the amount and other terms of any dividend or distribution, including without limitation, the power to fix the declaration date of the dividend or distribution.

(d)  Voting. All Shares of the Trust entitled to vote on a matter shall vote in the aggregate without differentiation between the Shares of the separate Series, if any, or separate Classes, if any; provided that (i) with respect to any matter that affects only the interests of some but not all Series, then only the Shares of such affected Series, voting separately, shall be entitled to vote on the matter; (ii) with respect to any matter that affects only the interests of some but not all Classes, then only the Shares of such affected Classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting, by Series or by Class, then the Shares of the Trust shall vote as prescribed in such law or regulation.

(e)  Equality. Each Share of the Trust shall be equal to each other Share of the Trust (subject to the rights and preferences with respect to separate Series or Classes of the Trust or of such Series).

UBS Relationship Funds

Exhibit D

(f)  Fractions. A fractional Share of the Trust shall carry proportionately all the rights and obligations of a whole Share of the Trust, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares, and dissolution of the Trust.

(g)  Exchange Privilege. The Board of Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series in accordance with such requirements and procedures as may be established by the Board of Trustees, and in accordance with the 1940 Act.

(h)  Combination of Series or Classes.

(i)  The Board of Trustees shall have the authority, without the approval, vote, or consent of the Shareholders of any Series, unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series, provided that, upon completion of such combination of Series, the interest of each Shareholder in the combined assets and liabilities held with respect to the combined Series shall equal the interest of each such Shareholder in the aggregate of the assets and liabilities held with respect to the Series that were combined.

(ii)  The Board of Trustees shall have the authority, without the approval, vote, or consent of the Shareholders of any Series or Class, unless otherwise required by applicable law, to combine, merge, or otherwise consolidate the Shares of two or more Classes of Shares of a Series with and/or into a single Class of Shares of such Series, with such designation, preference, conversion, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other characteristics as the Trustees may determine; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any such transaction.

(iii)  The transactions in (i) and (ii) above may be effected through share-for-share exchanges, transfers, or sales of assets, Shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

(i)  Dissolution or Termination. Any particular Series shall be dissolved upon the occurrence of the applicable dissolution events set forth in Article VIII, Section 1 hereof. Upon dissolution of a particular Series, the Trustees shall wind up the affairs of such Series in accordance with Article VIII, Section 1 hereof, and thereafter rescind the establishment and designation thereof. The Board of Trustees shall terminate any particular Class and rescind the establishment and designation thereof: (i) upon approval by a majority of votes cast at a meeting of the Shareholders of such Class, provided a quorum of Shareholders of such Class is present, or by action of the Shareholders of such Class by written consent without a meeting pursuant to Article V, Section 3; or (ii) at the discretion of the Board of Trustees, either (A) at any time there are no Shares outstanding of such Class, or (B) upon prior written notice to the Shareholders of such Class; provided, however, that upon the rescission of the establishment and designation of any particular Series, every Class of such Series thereby shall be terminated and its establishment and designation rescinded. Each resolution of the Board of Trustees pursuant to this Section 6(i) shall be incorporated herein by reference upon adoption.

Section 7. Indemnification of Shareholders. No Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations, or affairs of the Trust. If any Shareholder or former Shareholder shall be exposed to liability, charged with liability, or held personally

UBS Relationship Funds

Exhibit D

liable for any obligations or liability of the Trust, by reason of a claim or demand relating exclusively to his, her or it being or having been a Shareholder and not because of such Shareholder's actions or omissions, such Shareholder or former Shareholder (or in the case of a natural Person, his or her heirs, executors, administrators, or other legal representatives, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of such Series thereof, as the case may be, against all loss and expense, including, without limitation, attorneys' fees arising from such claim or demand; provided, however, such indemnity shall not cover (i) any taxes due or paid by reason of such Shareholder's ownership of any Shares, and (ii) expenses charged to a Shareholder pursuant to Article IV, Section 5 hereof.

Article IV

The Board of Trustees

Section 1. Number, Election, Term, Removal and Resignation.

(a)  In accordance with Section 3801 of the DSTA, each Trustee shall become a Trustee and be bound by this Declaration of Trust and the Bylaws when such Person signs this Declaration of Trust as a Trustee and/or is duly elected or appointed, qualified, and serving on the Board of Trustees in accordance with the provisions hereof and the Bylaws, so long as such signatory or other Person continues in office in accordance with the terms hereof.

(b)  The number of Trustees constituting the entire Board of Trustees shall initially be equal to the number of Persons signing this Declaration of Trust as of the date first written above and, thereafter may be fixed, from time to time, by the vote of a majority of the then Board of Trustees; provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). The number of Trustees shall not be reduced so as to shorten the term of any Trustee then in office.

(c)  Each Trustee shall hold office for the lifetime of the Trust or until such Trustee's earlier death, resignation, removal, retirement, or inability otherwise to serve, or if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

(d)  Any Trustee may be removed, with or without cause, by the Board of Trustees by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose.

(e)  Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

Section 2. Trustee Action by Written Consent Without a Meeting. To the extent not inconsistent with the provisions of the 1940 Act, any action that may be taken at any meeting of the Board of Trustees or any committee thereof may be taken without a meeting and without prior written notice if a consent or consents in writing setting forth the action so taken is signed by the Trustees having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Trustees on the Board of Trustees or any committee thereof, as the case may be, were present and voted. Written consents of the Trustees may be executed in one or more counterparts. A consent transmitted by

UBS Relationship Funds

Exhibit D

electronic transmission (as defined in Section 3806 of the DSTA) by a Trustee shall be deemed to be written and signed for purposes of this Section. All such consents shall be filed with the Secretary of the Trust and shall be maintained in the Trust's records.

Section 3. Powers; Other Business Interests; Quorum and Required Vote.

(a)  Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust (including every Series thereof) shall be managed by or under the direction of the Board of Trustees, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility. The Board of Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that it may consider necessary or appropriate in connection with the operation and administration of the Trust (including every Series thereof). The Board of Trustees shall not be bound or limited by present or future laws or customs with regard to investments by trustees or fiduciaries, but, subject to the other provisions of this Declaration of Trust and the Bylaws, shall have full authority and absolute power and control over the assets and the business of the Trust (including every Series thereof) to the same extent as if the Board of Trustees was the sole owner of such assets and business in its own right, including such authority, power, and control to do all acts and things as the Board of Trustees, in its sole discretion, shall deem proper to accomplish the purposes of this Trust. Without limiting the foregoing, the Board of Trustees, subject to the requisite vote for such actions as set forth in this Declaration of Trust and the Bylaws, may: (i) adopt Bylaws not inconsistent with applicable law or this Declaration of Trust; (ii) amend, restate, and repeal such Bylaws, subject to and in accordance with the provisions of such Bylaws; (iii) remove Trustees and fill vacancies on the Board of Trustees in accordance with this Declaration of Trust and the Bylaws; (iv) elect and remove such officers and appoint and terminate such agents as the Board of Trustees considers appropriate, in accordance with this Declaration of Trust and the Bylaws; (v) establish and terminate one or more committees of the Board of Trustees pursuant to the Bylaws; (vi) place Trust Property in custody as required by the 1940 Act, employ one or more custodians of the Trust Property, and authorize such custodians to employ subcustodians and to place all or any part of such Trust Property with a custodian or a custodial system meeting the requirements of the 1940 Act; (vii) retain a transfer agent, dividend disbursing agent, shareholder servicing agent, or administrative services agent, or any number thereof, or any other service provider, as deemed appropriate; (viii) provide for the issuance and distribution of Shares or other securities or financial instruments directly or through one or more Principal Underwriters or otherwise; (ix) retain one or more Investment Adviser(s); (x) reacquire and redeem Shares on behalf of the Trust and transfer Shares pursuant to applicable law; (xi) set record dates for the determination of Shareholders with respect to various matters in the manner provided in Article V, Section 4 of this Declaration of Trust; (xii) declare and pay dividends and distributions to Shareholders from the Trust Property in accordance with this Declaration of Trust and the Bylaws; (xiii) establish, designate, and redesignate any Series or Class of the Trust or Class of a Series, from time to time, in accordance with the provisions of Article III, Section 6 hereof; (xiv) hire personnel as staff for the Board of Trustees, or for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Principal Underwriter, set the compensation to be paid by the Trust to such personnel, exercise exclusive supervision of such personnel, and remove one or more of such personnel at the discretion of the Board of Trustees; (xv) retain special counsel, other experts, and/or consultants for the Board of Trustees, for those Trustees who are not Interested Persons of the Trust, the Investment Adviser, or the Principal Underwriter, and/or for one or more of the committees of the Board of Trustees, set the compensation to be paid by the Trust to such special counsel, other experts, and/or consultants, and remove one or more of such special counsel, other experts, and/or consultants at the discretion of the Board of Trustees; (xvi) engage in and prosecute, defend, compromise, abandon, or adjust, by

UBS Relationship Funds

Exhibit D

arbitration or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust, and out of the assets of the Trust to pay or to satisfy any debts, claims, or expenses incurred in connection therewith, including those of litigation, and such power shall include, without limitation, the power of the Board of Trustees or any appropriate committee thereof, in the exercise of its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim, or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or in the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust; and (xvii) in general, delegate such authority as the Board of Trustees considers desirable to any Trustee or officer of the Trust, to any committee of the Trust, to any agent or employee of the Trust, or to any custodian, transfer, dividend disbursing or shareholder servicing agent, Principal Underwriter, Investment Adviser, or other service provider.

  The powers of the Board of Trustees set forth in this Section 3(a) are without prejudice to any other powers of the Board of Trustees set forth in this Declaration of Trust and the Bylaws. Any determination as to what is in the best interests of the Trust or any Series or Class thereof and its Shareholders made by the Board of Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Board of Trustees.

  The Trustees shall be subject to the same fiduciary duties to which the directors of a Delaware corporation would be subject if the Trust were a Delaware corporation, the Shareholders were shareholders of such Delaware corporation and the Trustees were directors of such Delaware corporation, and such modified duties shall replace any fiduciary duties to which the Trustees would otherwise be subject. Without limiting the generality of the foregoing, all actions and omissions of the Trustees shall be evaluated under the doctrine commonly referred to as the "business judgment rule," as defined and developed under Delaware law, to the same extent that the same actions or omissions of directors of a Delaware corporation in a substantially similar circumstance would be evaluated under such doctrine. Notwithstanding the foregoing, the provisions of this Declaration of Trust and the Bylaws, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities relating thereto of a Trustee otherwise applicable under the foregoing standard or otherwise existing at law or in equity, are agreed by each Shareholder and the Trust to replace such other duties and liabilities of such Trustee.

(b)  Other Business Interests. The Trustees shall devote to the affairs of the Trust (including every Series thereof) such time as may be necessary for the proper performance of their duties hereunder, but neither the Trustees nor the officers, directors, shareholders, partners, or employees of the Trustees, if any, shall be expected to devote their full time to the performance of such duties. The Trustees or any Affiliate, shareholder, officer, director, partner, or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in, serve as a director, trustee or officer of, or possess an interest in, any business or venture other than the Trust or any Series thereof, of any nature and description, independently or with or for the account of others, without such activities or ownership being deemed to be a violation of a duty of loyalty. None of the Trust, any Series thereof, or any Shareholder shall have the right to participate or share in such other business or venture or any profit or compensation derived therefrom.

(c)  Quorum and Required Vote. At all meetings of the Board of Trustees, a majority of the Board of Trustees then in office shall be present in person in order to constitute a quorum for the transaction of business. A meeting at which a quorum is initially present may continue to transact business,

UBS Relationship Funds

Exhibit D

notwithstanding the departure of Trustees from the meeting, if any action taken is approved by at least a majority of the required quorum for that meeting. Subject to Article III, Sections 1 and 6 of the Bylaws, and except as otherwise provided herein or required by applicable law, the vote of not less than a majority of the Trustees present at a meeting at which a quorum is present shall be the act of the Board of Trustees. Trustees may not vote by proxy.

Section 4. Payment of Expenses by the Trust. Subject to the provisions of Article III, Section 6 hereof, an officer of the Trust authorized by the Board of Trustees shall pay or cause to be paid out of the principal or income of the Trust or any particular Series or Class thereof, or partly out of the principal and partly out of the income of the Trust or any particular Series or Class thereof, and charge or allocate the same to, between, or among such one or more of the Series or Classes that may be established or designated pursuant to Article III, Section 6 hereof, as such officer deems fair, all expenses, fees, charges, taxes, and liabilities incurred by or arising in connection with the maintenance or operation of the Trust or a particular Series or Class thereof, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses, fees, charges, taxes, and liabilities associated with the services of the Trust's officers, employees, Investment Adviser(s), Principal Underwriter, auditors, counsel, custodian, subcustodian, transfer agent, dividend disbursing agent, shareholder servicing agent, and such other agents or independent contractors, and such other expenses, fees, charges, taxes, and liabilities as the Board of Trustees may deem necessary or proper to incur.

Section 5. Payment of Expenses by Shareholders. The Board of Trustees shall have the power, as frequently as it may determine, to cause any Shareholder to pay directly, in advance or arrears, an amount fixed, from time to time, by the Board of Trustees or an officer of the Trust for charges of the Trust's custodian or transfer, dividend disbursing, shareholder servicing, or similar agent that are not customarily charged generally to the Trust, a Series, or a Class, where such services are provided to such Shareholder individually, rather than to all Shareholders collectively, including, without limitation, by setting off such amount due from such Shareholder from the amount of (i) declared but unpaid dividends or distributions owed such Shareholder, or (ii) proceeds from the redemption by the Trust of Shares from such Shareholder pursuant to Article VI hereof.

Section 6. Ownership of Trust Property. Legal title to all of the Trust Property shall at all times be vested in the Trust, except that the Board of Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any Person as nominee, on such terms as the Board of Trustees may determine, in accordance with applicable law.

Section 7. Service Contracts.

(a)  Subject to this Declaration of Trust, the Bylaws, and the 1940 Act, the Board of Trustees, at any time and from time to time, may contract for exclusive or nonexclusive investment advisory or investment management services for the Trust or for any Series thereof with any corporation, trust, association, or other organization, including any Affiliate, and any such contract may contain such other terms as the Board of Trustees may determine, including, without limitation, delegation of authority to the Investment Adviser to determine, from time to time, without prior consultation with the Board of Trustees, what securities and other instruments or property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated, or otherwise dealt with or disposed of, and what portion if any of the Trust Property shall be held uninvested, and to make changes in the Trust's or a particular Series' investments, or to

UBS Relationship Funds

Exhibit D

engage in such other activities, including administrative services, as may be delegated specifically to such party.

(b)  The Board of Trustees also, at any time and from time to time, may contract with any Person, including any Affiliate, appointing it or them as the exclusive or nonexclusive placement agent, distributor, or Principal Underwriter for the Shares of the Trust or one or more of the Series or Classes thereof, or for other securities or financial instruments to be issued by the Trust, or appointing it or them to act as the administrator, fund accountant, or accounting agent, custodian, transfer agent, dividend disbursing agent, and/or shareholder servicing agent for the Trust or one or more of the Series or Classes thereof.

(c)  The Board of Trustees is further empowered, at any time and from time to time, to contract with any Persons, including any Affiliates, to provide such other services to the Trust or one or more of its Series as the Board of Trustees determines to be in the best interests of the Trust, such Series, and its Shareholders.

(d)  None of the following facts or circumstances shall affect the validity of any of the contracts provided for in this Article IV, Section 7, or disqualify any Shareholder, Trustee, employee, or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust, any Series thereof, or the Shareholders, provided that the establishment and performance of each such contract is permissible under the 1940 Act, and provided further that such Person is authorized to vote upon such contract under the 1940 Act:

(i)  the fact that any of the Shareholders, Trustees, employees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Investment Adviser, placement agent, Principal Underwriter, distributor, or Affiliate or agent of or for any Person, or for any parent or Affiliate of any Person, with which any type of service contract provided for in this Article IV, Section 7 may have been or may be made hereafter, or that any such Person, or any parent or Affiliate thereof, is a Shareholder or has an interest in the Trust, or

(ii)  the fact that any Person with which any type of service contract provided for in this Article IV, Section 7 may have been or may be made hereafter also has such a service contract with one or more other Persons, or has other business or interests.

(e)  Every contract referred to in this Section 7 is required to comply with this Declaration of Trust, the Bylaws, the 1940 Act, other applicable law, and any stipulation by resolution of the Board of Trustees.

Article V

Shareholders' voting powers and meetings

Section 1. Voting Powers. Subject to the provisions of Article III, Section 6 hereof, the Shareholders shall have the power to vote only (i) for the election of Trustees and the filling of any vacancies on the Board of Trustees as set forth herein and in the Bylaws; (ii) for the removal of Trustees as set forth herein; (iii) on the matters set forth in Article VIII hereof to the extent set forth therein; (iv) on the amendment of this Declaration of Trust to the extent set forth in Article IX hereof; (v) on the amendment of the Bylaws to the extent set forth in Article VIII of the Bylaws; (vi) on such additional matters as may be required by the 1940 Act, other applicable law, and/or any registration statement of the Trust filed with the Commission, the registration of which is effective; and (vii) on such other matters as the Board of Trustees may consider

UBS Relationship Funds

Exhibit D

necessary or desirable. Subject to Article III hereof, each Shareholder of record (as of the record date established pursuant to Section 4 of this Article V) shall be entitled to one vote for each full Share and a fractional vote for each fractional Share held by such Shareholder. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

Section 2. Quorum and Required Vote.

(a)  Forty percent (40%) of the outstanding Shares entitled to vote at a Shareholders' meeting, which are present in person or represented by proxy, shall constitute a quorum at such Shareholders' meeting, except when a larger quorum is required by this Declaration of Trust, the Bylaws, applicable law, or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more Series or Classes is required, forty percent (40%) of the outstanding Shares of each such Series or Class entitled to vote at a Shareholders' meeting of such Series or Class, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders' meeting of such Series or Class, except when a larger quorum is required by this Declaration of Trust, the Bylaws, applicable law, or the requirements of any securities exchange on which Shares of such Series or Class are listed for trading, in which case such quorum shall comply with such requirements.

(b)  Subject to the provisions of Article III, Section 6(d), when a quorum is present at any meeting, a majority of the votes cast shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws or by applicable law. Pursuant to Article III, Section 6(d) hereof, where a separate vote by Series and, if applicable by Class, is required, the preceding sentence shall apply to such separate votes by Series and Classes.

(c)  Abstentions and broker non-votes will be treated as votes present at a Shareholders' meeting; abstentions and broker non-votes will not be treated as votes cast at such Shareholders' meeting. Abstentions and broker non-votes, therefore, (i) will be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require a plurality for approval or on proposals requiring an affirmative vote of a majority of votes cast for approval.

Section 3. Shareholder Action by Written Consent Without a Meeting. Any action which may be taken at any meeting of Shareholders may be taken without a meeting if a consent or consents in writing setting forth the action so taken is or are signed by the holders of a majority of the Shares entitled to vote on such action (or such different proportion thereof as shall be required by law, this Declaration of Trust, or the Bylaws for approval of such action) and is or are received by the Secretary of the Trust either: (i) by the date set by resolution of the Board of Trustees for the Shareholders' vote on such action; or (ii) if no date is set by resolution of the Board, within thirty (30) days after the record date for such action as determined by reference to Article V, Section 4(b) hereof. The written consent for any such action may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. A consent transmitted by electronic transmission (as defined in the DSTA) by a Shareholder or by a Person or Persons authorized to act for a Shareholder shall be deemed to be written and signed for purposes of this Section. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust's records. Any Shareholder that has given a written consent or the Shareholder's proxyholder or a personal representative of the Shareholder or its respective proxyholder may revoke the consent by a writing received by the secretary of the Trust either: (i) before the date set by resolution of the Board of Trustees for the Shareholder vote on such action; or (ii) if no date is set by

UBS Relationship Funds

Exhibit D

resolution of the Board, within thirty (30) days after the record date for such action as determined by reference to Article V, Section 4(b) hereof.

Section 4. Record Dates.

(a)  For purposes of determining the Shareholders entitled to notice of and to vote at any meeting of Shareholders, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than one hundred and twenty (120) days nor less than ten (10) days before the date of any such meeting. A determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Trustees may fix a new record date for the adjourned meeting and shall fix a new record date for any meeting that is adjourned for more than sixty (60) days from the date set for the original meeting. For purposes of determining the Shareholders entitled to vote on any action without a meeting, the Board of Trustees may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than thirty (30) days after the date upon which the resolution fixing the record date is adopted by the Board of Trustees.

(b)  If the Board of Trustees does not so fix a record date:

(i)  the record date for determining Shareholders entitled to notice of and to vote at a meeting of Shareholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and/or

(ii)  the record date for determining Shareholders entitled to vote on any action by consent in writing without a meeting of Shareholders (A) when no prior action by the Board of Trustees has been taken, shall be the day on which the first signed written consent setting forth the action taken is delivered to the Trust, or (B) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action.

(c)  For the purpose of determining the Shareholders of the Trust or any Series or Class thereof who are entitled to receive payment of any dividend or of any other distribution of assets of the Trust or any Series or Class thereof (other than in connection with a dissolution of the Trust or a Series, a merger, consolidation, conversion, sale of all or substantially all of its assets, or any other transaction, in each case that is governed by Article VIII of this Declaration of Trust), the Board of Trustees may:

(i)  from time to time, fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days before the date for the payment of such dividend and/or such other distribution;

(ii)  adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration for the payment of such dividend and/or such other distribution; and/or

(iii)  delegate to an officer or officers of the Trust the determination of such periodic record and/or payments dates with respect to such dividend and/or such other distribution.

UBS Relationship Funds

Exhibit D

Nothing in this Section shall be construed as precluding the Board of Trustees from setting different record dates for different Series or Classes.

Section 5. Additional Provisions. The Bylaws may include further provisions for Shareholders' votes, meetings, and related matters.

Article VI

Net asset value; distributions; redemptions; transfers

Section 1. Determination of Net Asset Value, Net Income, and Distributions.

(a)  Subject to Article III, Section 6 hereof and any applicable requirement or limitation of the 1940 Act, the Board of Trustees shall have the power to determine, from time to time, the offering price for authorized but unissued Shares of the Trust, or any Series or Class thereof, as applicable, which shall yield to the Trust or the applicable Series or Class not less than the net asset value thereof, in addition to any amount of applicable sales charge to be paid to the Principal Underwriter or the selling broker or dealer in connection with the sale of such Shares, at which price such Shares shall be offered for sale.

(b)  Subject to Article III, Section 6 hereof, the Board of Trustees, subject to the 1940 Act, may prescribe and shall set forth in the Bylaws, this Declaration of Trust, or in a resolution of the Board of Trustees such bases and time for determining the net asset value per Share of the Trust, or any Series or Class thereof, or net income attributable to the Shares of the Trust, or any Series or Class thereof, or the declaration and payment of dividends and distributions on the Shares of the Trust, or any Series or Class thereof, as the Board of Trustees may deem necessary or desirable, and such dividends and distributions may vary between the Classes to reflect differing allocations of the expenses of the Trust between such Classes to such extent and for such purposes as the Trustees may deem appropriate. Any resolution may set forth such information directly in such resolution or by reference to, or approval of, another document that sets forth such information, including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. The Board of Trustees may delegate the power or duty to determine net asset value per Share of the Trust or any Series or Class thereof or the net income attributable to the Shares of the Trust or any Series or Class thereof to one or more Trustees or officers of the Trust or to a custodian, depositary or other agent appointed for such purpose.

(c)  The Shareholders of the Trust, or any Series or Class if any, shall be entitled to receive dividends and distributions when, if, and as declared by the Board of Trustees with respect thereto, provided that with respect to Classes such dividends and distributions shall comply with the 1940 Act. The right of Shareholders to receive dividends or other distributions on Shares of any Class may be set forth in a plan adopted by the Board of Trustees and amended, from time to time, pursuant to the 1940 Act. No Share shall have any priority or preference over any other Share of the Trust with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust made pursuant to Article VIII, Section 1 hereof; provided, however, that

(i)  if the Shares of the Trust are divided into Series thereof, no Share of a particular Series shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or of such Series made pursuant to Article VIII, Section 1 hereof;

UBS Relationship Funds

Exhibit D

(ii)  if the Shares of the Trust are divided into Classes thereof, no Share of a particular Class shall have any priority or preference over any other Share of the same Class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust made pursuant to Article VIII, Section 1 hereof; and

(iii)  if the Shares of a Series are divided into Classes thereof, no Share of a particular Class of such Series shall have any priority or preference over any other Share of the same Class of such Series with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of such Series made pursuant to Article VIII, Section 1 hereof.

All dividends and distributions shall be made ratably among all Shareholders of the Trust, a particular Class of the Trust, a particular Series, or a particular Class of a Series from the Trust Property held with respect to the Trust, such Series, or such Class, respectively, according to the number of Shares of the Trust, such Series, or such Class held of record by such Shareholders on the record date for any dividend or distribution; provided, however, that

(iv)  if the Shares of the Trust are divided into Series thereof, all dividends and distributions from the Trust Property and, if applicable, held with respect to such Series shall be distributed to each Series thereof according to the net asset value computed for such Series, and within such particular Series, shall be distributed ratably to the Shareholders of such Series according to the number of Shares of such Series held of record by such Shareholders on the record date for any dividend or distribution; and

(v)  if the Shares of the Trust or of a Series are divided into Classes thereof, all dividends and distributions from the Trust Property and, if applicable, held with respect to the Trust or such Series shall be distributed to each Class thereof according to the net asset value computed for such Class, and within such particular Class, shall be distributed ratably to the Shareholders of such Class according to the number of Shares of such Class held of record by such Shareholders on the record date for any dividend or distribution.

Dividends and distributions may be paid in cash, in kind, or in Shares.

(d)  Before payment of any dividend or distribution, there may be set aside out of any funds of the Trust, or the applicable Series thereof, available for dividends or distributions such sum or sums as the Board of Trustees, from time to time, in its absolute discretion, may think proper as a reserve fund to meet contingencies, or for equalizing dividends or distributions, or for repairing or maintaining any property of the Trust, or any Series thereof, or for such other lawful purpose as the Board of Trustees shall deem to be in the best interests of the Trust, or the applicable Series, as the case may be, and the Board of Trustees may abolish any such reserve in the manner in which the reserve was created.

Section 2. Redemptions at the Option of a Shareholder. Unless otherwise provided in the prospectus of the Trust relating to the Shares, as such prospectus may be amended, from time to time:

(a)  The Trust shall purchase such Shares as are offered by any Shareholder for redemption upon the presentation of a proper instrument of transfer, together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares and/or in accordance with such other procedures for redemption as the Board of Trustees may authorize, from time to time. If certificates have been issued to a Shareholder, any request for redemption by such Shareholder must be accompanied by surrender of any outstanding certificate or certificates for such Shares in form for

UBS Relationship Funds

Exhibit D

transfer, together with such proof of the authenticity of signatures as may reasonably be required on such Shares and accompanied by proper stock transfer stamps, if applicable.

(b)  The Trust shall pay for such Shares the net asset value thereof (excluding any applicable redemption fee or sales load) in accordance with this Declaration of Trust, the Bylaws, the 1940 Act, and other applicable law so long as the amount of such payment shall not exceed the reduction in the Shareholder's Book Capital Account effected by such payment. Payments for Shares so redeemed by the Trust shall be made in cash, except payment for such Shares, at the option of the Board of Trustees or such officer or officers as it may duly authorize in its complete discretion, may be made in kind or partially in cash and partially in kind. In case of any payment in kind, the Board of Trustees or its authorized officers shall have absolute discretion as to what security or securities of the Trust or the applicable Series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the then current net asset value of the Shares, provided that any Shareholder who legally cannot acquire securities so distributed in kind shall receive cash to the extent permitted by the 1940 Act. Shareholders shall bear the expenses of in-kind transactions, including, but not limited to, transfer agency fees, custodian fees, and costs of disposition of such securities.

(c)  Payment by the Trust for such redemption of Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the redemption request is received in proper form and/or such other procedures authorized by the Board of Trustees are complied with; provided, however, that if payment shall be made other than exclusively in cash, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered practicably can be made, which may not occur necessarily within such seven- (7) day period. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

(d)  The obligations of the Trust set forth in this Section 2 are subject to the provision that such obligations may be suspended or postponed by the Board of Trustees (i) during any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays; (ii) if permitted by the rules of the Commission, during periods when trading on the Exchange is restricted; or (iii) during any National Financial Emergency. The Board of Trustees, in its discretion, may declare that the suspension relating to a National Financial Emergency shall terminate, as the case may be, on the first business day on which the Exchange shall have reopened or the period specified above shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Board of Trustees shall be conclusive).

(e)  The right of any Shareholder of the Trust, or any Series or Class thereof, to receive dividends or other distributions on Shares redeemed and all other rights of such Shareholder with respect to the Shares so redeemed, except the right of such Shareholder to receive payment for such Shares, shall cease at the time the purchase price of such Shares shall have been fixed, as provided above.

Section 3. Redemptions at the Option of the Trust. At the option of the Board of Trustees, the Trust, from time to time, without the vote of the Shareholders but subject to the 1940 Act, may redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established, from time to time, by the Board of Trustees.

UBS Relationship Funds

Exhibit D

Section 4. Transfer of Shares. Shares shall be transferable in accordance with the provisions of this Declaration of Trust and the Bylaws.

Article VII

Limitation of liability and indemnification of Agent

Section 1. Limitation of Liability.

(a)  For the purpose of this Article, "Agent" means any Person who is or was a Trustee, officer, employee, or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee, or other agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise; "Proceeding" means any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, arbitral or investigative; and "Expenses" include, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under this Article.

(b)  An Agent shall be liable to the Trust and to any Shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, for such Agent's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as "Disqualifying Conduct"), and for nothing else.

(c)  Subject to subsection (b) of this Section 1 and to the fullest extent that limitations on the liability of Agents are permitted by the DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.

(d)  No Agent, when acting in its respective capacity as such, shall be liable personally to any Person, other than the Trust or a Shareholder, to the extent provided in subsections (b) and (c) of this Section 1, for any act, omission, or obligation of the Trust or any Trustee thereof.

(e)  Each Trustee, officer, and employee of the Trust shall be justified fully and completely in the performance of his or her duties, and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees, or by the Investment Adviser, the Principal Underwriter, any other Agent, selected dealers, accountants, appraisers, or other experts or consultants reasonably believed by such Trustee, officer or employee of the Trust to be within such Person's professional or expert competence, regardless of whether such counsel or expert may also be a Trustee. The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, the Bylaws, applicable law, and their respective duties as officers or Trustees. No such officer or Trustee shall be liable for any act or omission in accordance with such advice, records, and/or reports, and no inference concerning liability shall arise from a failure to follow such advice, records, and/or reports. The officers and Trustees shall not be required to give any bond hereunder nor any surety if a bond is required by applicable law.

(f)  The failure to make timely collection of dividends or interest, or to take timely action with respect to entitlements, on the Trust's securities issued in emerging countries shall not be deemed to be negligence or other fault on the part of any Agent, and no Agent shall have any liability for such

UBS Relationship Funds

Exhibit D

failure or for any loss or damage resulting from the imposition by any government of exchange control restrictions that might affect the liquidity of the Trust's assets or from any war or political act of any foreign government to which such assets might be exposed, except, in the case of a Trustee or officer, for liability resulting from such Trustee's or officer's Disqualifying Conduct.

(g)  The limitation on liability contained in this Article applies to events occurring at the time a Person serves as an Agent, whether or not such Person is an Agent at the time of any Proceeding in which liability is asserted.

(h)  No amendment or repeal of this Article shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

Section 2. Indemnification.

(a)  Indemnification by Trust. The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith, or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person's conduct was unlawful.

(b)  Exclusion of Indemnification. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of the Agent's Disqualifying Conduct. In respect of any claim, issue, or matter as to which that Person shall have been adjudged to be liable in the performance of that Person's duty to the Trust or the Shareholders, indemnification shall be made only to the extent that the court in which that action was brought shall determine, upon application or otherwise, that in view of all the circumstances of the case, that Person was not liable by reason of that Person's Disqualifying Conduct.

(c)  Required Approval. Any indemnification under this Article shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Agent is proper in the circumstances by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Agent was not liable by reason of Disqualifying Conduct (including, but not limited to, dismissal of either a court action or an administrative proceeding against the Agent for insufficiency of evidence of any Disqualifying Conduct); or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Agent was not liable by reason of Disqualifying Conduct, by (A) the vote of a majority of a quorum of the Trustees who are not (x) Interested Persons of the Trust, (y) parties to the proceeding, or (z) parties who have any economic or other interest in connection with such specific case (the "disinterested, non-party Trustees"), or (B) by independent legal counsel in a written opinion.

(d)  Advancement of Expenses. Appropriate expenses incurred by an Agent in defending any Proceeding may be advanced by the Trust before the final disposition of the Proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it shall be determined ultimately that the Agent is not entitled to be indemnified as authorized in this Article, provided that at

UBS Relationship Funds

Exhibit D

least one of the following conditions for the advancement of expenses is met: (i) the Agent shall provide appropriate security for his undertaking; (ii) the Trust shall be insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Agent ultimately will be found entitled to indemnification.

(e)  Other Contractual Rights. Nothing contained in this Article shall affect any right to indemnification to which Persons other than Trustees and officers of the Trust or any subsidiary thereof may be entitled by contract or otherwise.

(f)  Fiduciaries of Employee Benefit Plan. This Article does not apply to any Proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that Person's capacity as such, even though that Person may also be an Agent of the Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

Section 3. Insurance. To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase with Trust Property, insurance for liability and for all Expenses reasonably incurred or paid or expected to be paid by an Agent in connection with any Proceeding in which such Agent becomes involved by virtue of such Agent's actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Agent against such liability.

Section 4. Derivative Actions. In addition to the requirements set forth in Section 3816 of the DSTA, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

(a)  The Shareholder or Shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed. For purposes of this Section 4, a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not "independent trustees" (as such term is defined in the DSTA).

(b)  Unless a demand is not required under paragraph (a) of this Section 4, Shareholders eligible to bring such derivative action under the DSTA who hold at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Board of Trustees to commence such action; and

(c)  Unless a demand is not required under paragraph (a) of this Section 4, the Board of Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board of Trustees determines not to bring such action.

UBS Relationship Funds

Exhibit D

For purposes of this Section 4, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are "independent trustees" (as such term in defined in the DSTA).

Article VIII

Certain transactions

Section 1. Dissolution of Trust or Series. The Trust and each Series shall have perpetual existence, except that the Trust (or a particular Series) shall be dissolved:

(a)  With respect to the Trust, (i) upon the vote of the holders of not less than a majority of the Shares of the Trust cast, or (ii) at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of the Trust, or (B) upon prior written notice to the Shareholders of the Trust; or

(b)  With respect to a particular Series, (i) upon the vote of the holders of not less than a majority of the Shares of such Series cast, or (ii) at the discretion of the Board of Trustees either (A) at any time there are no Shares outstanding of such Series, or (B) upon prior written notice to the Shareholders of such Series; or

(c)  With respect to the Trust (or a particular Series), upon the occurrence of a dissolution or termination event pursuant to any other provision of this Declaration of Trust (including Article VIII, Section 2) or the DSTA; or

(d)  With respect to any Series, upon any event that causes the dissolution of the Trust.

Upon dissolution of the Trust (or a particular Series, as the case may be), the Board of Trustees (in accordance with Section 3808 of the DSTA) shall pay or make reasonable provision to pay all claims and obligations of the Trust and/or each Series (or the particular Series, as the case may be), including all contingent, conditional, or unmatured claims and obligations known to the Trust, and all claims and obligations that are known to the Trust but for which the identity of the claimant is unknown. If there are sufficient assets held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including, without limitation, cash, securities, or any combination thereof) held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be) shall be distributed to the Shareholders of the Trust and/or each Series of the Trust (or the particular Series, as the case may be) ratably according to the number of Shares of the Trust and/or such Series thereof (or the particular Series, as the case may be) held of record by the several Shareholders on the date for such dissolution distribution; provided, however, that if the Shares of the Trust or a Series are divided into Classes thereof, any remaining assets (including, without limitation, cash, securities, or any combination thereof) held with respect to the Trust or such Series, as applicable, shall be distributed to each Class of the Trust or such Series according to the net asset value computed for such Class, and within such particular Class, shall be distributed ratably to the Shareholders of such Class according to the number of Shares of such Class held of record by the several Shareholders on the date for such dissolution distribution. However, the amount of such distribution to a Shareholder shall not exceed the reduction in the Shareholder's Book

UBS Relationship Funds

Exhibit D

Capital Account effected by such payment. Upon the completion of a winding up of the Trust in accordance with Section 3808 of the DSTA, any one Trustee shall execute and cause to be filed a certificate of cancellation with the Office of the Secretary of State of the State of Delaware, in accordance with the provisions of Section 3810 of the DSTA.

Section 2. Merger or Consolidation; Conversion; Reorganization.

(a)  Merger or Consolidation. Pursuant to an agreement of merger or consolidation, the Board of Trustees, by vote of a majority of the Trustees, may cause the Trust to merge or consolidate with or into one or more statutory trusts or "other business entities" (as defined in Section 3801 of the DSTA) formed or organized or existing under the laws of the State of Delaware or any other state of the United States, or any foreign country or other foreign jurisdiction. Any such merger or consolidation shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of such merger or consolidation. By reference to Section 3815(f) of the DSTA, any agreement of merger or consolidation approved in accordance with this Section 2(a) may effect any amendment to this Declaration of Trust or the Bylaws or effect the adoption of a new governing instrument without a Shareholder vote, unless required by the 1940 Act or any other provision of this Declaration of Trust or the Bylaws, if the Trust is the surviving or resulting statutory trust in the merger or consolidation, which amendment or new governing instrument shall be effective at the effective time or date of the merger or consolidation. In all respects not governed by the DSTA, the 1940 Act, or other applicable law, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a merger or consolidation, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust may be transferred and to provide for the conversion of Shares into beneficial interests in such separate statutory trust or trusts. In order to effect any such merger or consolidation, if the Trust is the surviving or resulting statutory trust, any one Trustee shall execute and cause to be filed a certificate of merger or consolidation in accordance with Section 3815 of the DSTA.

(b)  Conversion. The Board of Trustees, by vote of a majority of the Trustees, may cause (i) the Trust to convert to an "other business entity" (as defined in Section 3801 of the DSTA) formed or organized under the laws of the State of Delaware, as permitted pursuant to Section 3821 of the DSTA; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to this Section 2 of this Article VIII; or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Any such statutory conversion, Share conversion, or Share exchange shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of the Trust of any conversion of Shares of the Trust pursuant to Subsections (b)(i) or (b)(ii) of this Section 2 or exchange of Shares of the Trust pursuant to Subsection (b)(iii) of this Section 2, and at least thirty (30) days' prior written notice to the Shareholders of a particular Series of any conversion of Shares of such Series pursuant to Subsection (b)(ii) of this Section 2 or exchange of Shares of such Series pursuant to Subsection (b)(iii) of this Section 2. In all respects not governed by the DSTA, the 1940 Act, or other applicable law, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish a statutory conversion, Share conversion, or Share exchange, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series thereof into beneficial interests in such separate statutory trust or trusts (or series thereof).

UBS Relationship Funds

Exhibit D

(c)  Sale of Assets. The Board of Trustees, by vote of a majority of the Trustees, may cause the Trust to sell, convey, and transfer all or substantially all of the assets of the Trust ("sale of Trust assets") or all or substantially all of the assets associated with any one or more Series ("sale of such Series' assets") to another trust, statutory trust, partnership, limited partnership, limited liability company, corporation, or other association organized under the laws of any state, or to one or more separate series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares, or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such sale, conveyance, and transfer either (i) being made subject to or with the assumption by the transferee of the liabilities associated with the Trust or the liabilities associated with the Series, the assets of which are so transferred, as applicable, or (ii) not being made subject to or not with the assumption of such liabilities. Any such sale, conveyance, and transfer shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of the Trust of any such sale of Trust assets, and at least thirty (30) days' prior written notice to the Shareholders of a particular Series of any sale of such Series' assets. Following such sale of Trust assets, if all or substantially all of the assets of the Trust have been so sold, conveyed, and transferred, the Trust shall be dissolved. Following a sale of such Series' assets, if all or substantially all of the assets of such Series have been so sold, conveyed, and transferred, such Series and the Classes thereof shall be dissolved. In all respects not governed by the DSTA, the 1940 Act, or other applicable law, the Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish such sale, conveyance, and transfer, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust into beneficial interests in such separate statutory trust or trusts.

Section 3. Master Feeder Structure. If permitted by the 1940 Act, the Board of Trustees, by vote of a majority of the Trustees, and without a Shareholder vote, may cause the Trust or any one or more Series to convert to a master feeder structure (a structure in which a feeder fund invests all of its assets in a master fund rather than making investments in securities directly) and thereby cause existing Series of the Trust to either become feeders in a master fund, or to become master funds in which other funds are feeders.

Section 4. Absence of Appraisal or Dissenters' Rights. No Shareholder shall be entitled, as a matter of right, to appraisal rights or to any other relief as a dissenting Shareholder in respect of any proposal or action involving the Trust or any Series or any Class thereof.

Article IX

Amendments

Section 1. Amendments Generally. This Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board of Trustees and, to the extent required by this Declaration of Trust or the 1940 Act, by approval of such amendment by the Shareholders in accordance with Article III, Section 6 hereof and Article V hereof. Any such restatement hereof and/or amendment hereto shall be effective immediately upon execution and, if applicable, Shareholder approval or upon such future date and time as may be stated therein. The Certificate of Trust shall be restated and/or amended at any time by the Board of Trustees, without Shareholder approval, to correct any inaccuracy contained therein. Any such restatement and/or amendment of the Certificate of Trust shall be executed by

UBS Relationship Funds

Exhibit D

at least one Trustee and shall be effective immediately upon its filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

Article X

Miscellaneous

Section 1. References; Headings; Counterparts. In this Declaration of Trust and in any restatement hereof and/or amendment hereto, references to this instrument, and all expressions of similar effect to "herein," "hereof," and "hereunder" shall be deemed to refer to this instrument as so restated and/or amended. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or to control or affect the meaning, construction, or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural, and the neuter, masculine, and feminine genders shall include each other, as applicable. Any references herein to specific sections of the DSTA, the Code, or the 1940 Act shall refer to such sections as amended, from time to time, or any successor sections thereof. This Declaration of Trust may be executed in any number of counterparts, each of which shall be deemed an original. To the extent permitted by the 1940 Act, (a) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the Bylaws that is to be executed by one or more Trustees may be executed by means of original, facsimile or electronic signature and (b) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the Bylaws that is to be delivered by one or more Trustees may be delivered by facsimile or electronic means (including e-mail), unless, in the case of either clause (a) or (b), otherwise expressly provided herein or in the Bylaws or determined by the Board of Trustees. The terms "include," "includes" and "including" and any comparable terms shall be deemed to mean "including, without limitation."

Section 2. Applicable Law. This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the applicable provisions of the 1940 Act and the Code; provided that all matters relating to or in connection with the conduct of Shareholders' and Trustees' meetings (excluding, however, the Shareholders' right to vote), including, without limitation, matters relating to or in connection with record dates, notices to Shareholders or Trustees, nominations and elections of Trustees, voting by, and the validity of, Shareholder proxies, quorum requirements, meeting adjournments, meeting postponements and inspectors, which are not specifically addressed in this Declaration of Trust, in the Bylaws or in the DSTA (other than DSTA Section 3809), or as to which an ambiguity exists, shall be governed by the DGCL, and judicial interpretations thereunder, as if the Trust were a Delaware corporation, the Shareholders were shareholders of such Delaware corporation and the Trustees were directors of such Delaware corporation; provided, further, however, that there shall not be applicable to the Trust, the Trustees, the Shareholders or any other Person or to this Declaration of Trust or the Bylaws (a) the provisions of Sections 3533, 3540 and 3583(a) of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the DSTA) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the indemnification, acts or powers of trustees or other Persons, which are inconsistent with the limitations of liabilities or

UBS Relationship Funds

Exhibit D

authorities and powers of the Trustees or officers of the Trust set forth or referenced in this Declaration of Trust or the Bylaws. The Trust shall be a Delaware statutory trust pursuant to the DSTA, and without limiting the provisions hereof, the Trust may exercise all powers that are ordinarily exercised by such a statutory trust.

Section 3. Provisions in Conflict with Law or Regulations.

(a)  The provisions of this Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the Code, the DSTA, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of this Declaration of Trust from the time when such provisions became inconsistent with such laws or regulations; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b)  If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

Section 4. Statutory Trust Only. It is the intention of the Trustees to create hereby a statutory trust pursuant to the DSTA, and thereby to create the relationship of trustee and beneficial owners within the meaning of the DSTA between the Trustees and each Shareholder, respectively. It is not the intention of the Trustees to create a general or limited partnership, limited liability company, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the DSTA. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 5. Use of the Name "UBS." The Board of Trustees expressly agrees and acknowledges that the name "UBS" is the sole property of UBS AG or its Affiliates (together "UBS"). UBS has granted to the Trust a non-exclusive license to use such name as part of the name of the Trust and of any Series now and in the future. The Board of Trustees further expressly agrees and acknowledges that the non-exclusive license granted herein may be terminated by UBS if the Trust ceases to use UBS or one of its Affiliates as Investment Adviser or to use other Affiliates or successors of UBS for such purposes. In such event, the nonexclusive license may be revoked by UBS and the Trust shall cease using the name "UBS," or any name misleadingly implying a continuing relationship between the Trust and UBS or any of its Affiliates, as part of its name unless otherwise consented to by UBS or any successor to its interests in such names.

The Board of Trustees further understands and agrees that so long as UBS and/or any future advisory Affiliate of UBS shall continue to serve as the Trust's Investment Adviser, other registered open- or closed-end investment companies ("funds") as may be sponsored or advised by UBS or its Affiliates shall have the right permanently to adopt and to use the name "UBS" in their names and in the names of any series or Class of shares of such funds.

UBS Relationship Funds

Exhibit D

IN WITNESS WHEREOF, the Trustees of UBS Relationship Funds named below do hereby make and enter into this Amended and Restated Agreement and Declaration of Trust as of the date first written above.

__________________________________________ _________________________, Trustee	__________________________________________ _________________________, Trustee

__________________________________________ _________________________, Trustee	__________________________________________ _________________________, Trustee

__________________________________________ _________________________, Trustee	__________________________________________ _________________________, Trustee

__________________________________________ _________________________, Trustee	__________________________________________ _________________________, Trustee

(This page has been left blank intentionally)

UBS Relationship Funds

Exhibit E

A comparison of governing documents

A Comparison for UBS Relationship Funds (the "Trust") of:
The Trust's Current Amended and Restated Agreement and Declaration of Trust
(the "Current Declaration")
and Current By-Laws (the "Current By-Laws") with
The Proposed Amended and Restated Agreement and Declaration of Trust
(the "New Declaration")
and the Proposed Amended and Restated Bylaws
(the "New Bylaws")

	The New Declaration and Bylaws	The Current Declaration and By-Laws
Designation of Ownership Shares or Interests	The New Declaration provides that the beneficial interest in the Trust is divided into Shares, each Share without par value. The number of Shares in the Trust authorized, and of each Series and Class as may be established from time to time, is unlimited. (Art. III, Sec. 1(a))	The Current Declaration provides that the beneficial interests in the property of the Trust consist of an unlimited number of Units. The Trust has the power to issue fractional Units. S corporations and grantor trusts may not purchase Units. No purchaser of Units which is a partnership may at any time have any partners other than individuals or Institutional Investors (defined as any registered broker/dealer, regulated investment company, segregated asset account, foreign investment company, common or commingled trust fund, group trust or similar organization or entity that is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended). (Art. VI, Sec. 6.1)

(New Declaration provides specifically for no par value, refers to "Shares" instead of "Units" and does not limit Shareholders to individuals and "Institutional Investors.")

	"Shares" mean the transferable shares into which the beneficial interest in the Trust have been or shall be divided from time to time, and include fractional and whole shares; "Shareholder" means a record owner of Shares. (Art. I, Sec. 4(s),(t))	"Unit" means the interest of a Holder in the Trust, including all rights, powers and privileges accorded to Holders in the Current Declaration, which may be expressed as a percentage, determined by calculating, at such times and on such basis as the Trustees shall from time to time determine, the ratio of each Holder's Book Capital Account balance to the total of all

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
Holders' Book Capital Account balances. "Holders" shall mean as of any particular time any or all holders of record of Units in the Trust or in Trust Property, as the case may be, at such time. (Art. I, Sec. 1.2(l),(v))

(New Declaration refers to "Shares" and "Shareholders" instead of "Units" and "Unitholders" and provides that a beneficial owner's interest in the Trust is expressed in terms of "Shares."

Series and Classes	The New Declaration states that the Board of Trustees (the "Board") may establish, designate and redesignate from time to time, in accordance with the provisions of Art. III, Sec. 6 (Establishment and Designation of Series and Classes), any Series or Class of the Trust or Class of a Series. (Art. IV, Sec. 3(a)(xiii))
The Board may authorize the division of Shares into separate Classes of Shares and into separate and distinct Series of Shares and the division of any Series into separate Classes of Shares in accordance with the 1940 Act. If no separate Series or Classes of Series shall be established, the Shares shall have the rights, powers and duties provided for herein and in Art. III, Sec. 6 to the extent relevant and not otherwise provided for herein, and all references to Series and Classes shall be construed (as the context may require) to refer to the Trust. (Art. III, Sec. 1(a))
The fact that the Trust has one or more established and designated Classes (or Series) of the Trust, shall not limit the authority of the Board to establish and designate additional Classes (or Series) of the Trust. (Art. III, Sec. 1(a)(i-ii)

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
Subject to any requirements or limitations of the 1940 Act, the Board has the power to issue authorized, but unissued Shares of the Trust, or any Series and Class, from time to time for such consideration paid wholly or partly in cash, securities or other property, as may be determined from time to time by the Board. The Board, on behalf of the Trust, may acquire and hold as treasury Shares, reissue for such consideration and on such terms as it may determine, or cancel, at its discretion from time to time, any Shares reacquired by the Trust. The Board may classify or reclassify any unissued Shares or any Shares of the Trust or any Series or Class that were previously issued and are reacquired, into one or more Series or Classes that may be established and designated from time to time. Notwithstanding the foregoing, the Trust and any Series may acquire, hold, sell and otherwise deal in, for purposes of investment or otherwise, the Shares of any other Series of the Trust or Shares of the Trust, and such Shares shall not be deemed treasury Shares or cancelled. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares. (Art. III, Sec. 1(b))
The Board may from time to time divide or combine the Shares of the Trust or any particular Series into a greater or lesser number of Shares of the Trust or that Series, respectively. Such division or combination shall not materially change the proportionate beneficial interests of the holders of Shares of the Trust or that Series, as the case may be, in the Trust Property at the time of such division or combination that is held with respect to the Trust or that Series, as the case may be. (Art. III, Sec. 1(c))

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
(The foregoing new provisions specifically spell out the Board's broad authority to create Series and Classes and to invest and deal in Shares of those Series or Classes.)

The New Declaration provides that the establishment and designation of any Series or Class shall be effective, without the requirement of Shareholder approval, upon the adoption of a resolution by not less than a majority of the then Trustees, which resolution shall set forth such establishment and designation and may provide, to the extent permitted by the Delaware Statutory Trust Act ("DSTA"), for rights, powers and duties of such Series or Class (including variations in the relative rights and preferences as between the different Series and Classes), thereof or of the Trust as the Board of Trustees may determine from time to time, which rights, powers and duties may be senior or subordinate to any existing Series or Class. Such resolution may establish such Series of Classes directly in such resolution or by reference to, or approval of, another document that sets forth such Series or Classes, including without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. (Art. III, Sec. 6)
(Similar to Current Declaration)
The Board shall terminate any particular Class and rescind the establishment and designation: (i) upon approval by a majority of votes cast at a meeting of the Shareholders of such Class, provided a quorum of Shareholders of such Class are present, or by action of the Shareholders of such Class by written consent without a meeting; or (ii) at the discretion of the Board either (A) at any time there are no Shares outstanding of such Class, or (B) upon prior written notice to the Shareholders of such Class; provided, however, that upon the rescission of the	The Current Declaration provides that the establishment and designation of any series of Units shall be effective upon the adoption by a majority of the then Trustees of a resolution which sets forth such establishment and designation and the relative rights and preferences of such series (or class). (Art. IX, Sec. 9.8(f))

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
establishment and designation of any particular Series, every Class of such Series shall thereby be terminated and its establishment and designation rescinded. Each resolution of the Board on this matter shall be incorporated by reference upon adoption. (Art. III, Sec. 6(i))
(New provision that clarifies the ability of the Board to terminate a particular Class of Shares and provides Shareholders with the ability to terminate a particular Class of Shares.)

Assets and Liabilities
The New Declaration provides that each Series of the Trust is separate and distinct from any other Series of the Trust and separate and distinct records on the books of the Trust must be maintained for each Series. Each Class of the Trust shall be separate and distinct from any other Class of the Trust, and each Class of a Series shall be separate and distinct from any other Class of the Series. (Art. III, Sec. 6)
(New Provision regarding the Series being separate and distinct from one another)
The New Declaration provides that the Board has the authority, without the approval, vote or consent of the Shareholders of any Series, unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series; provided that upon completion of such combination of Series, the interest of each Shareholder, in the combined assets and liabilities held with respect to the combined Series shall equal the interest of each such Shareholder in the aggregate of the assets and liabilities held with respect to the Series that were combined. (Art. III, Sec. 6(h))
(New Provision regarding the ability to combine Series)	Assets and Liabilities

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
The New Declaration provides that all consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds from whatever source derived, are irrevocably held with respect to that Series for all purposes, subject only to the rights of creditors with respect to that Series, and are to be so recorded upon the books of account of the Trust. (Art. III, Sec. 6(a))	The Current Declaration provides that all consideration received by the Trust for the issue or sale of Units of a particular series together with all Trust Property in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. (Art. IX, Sec. 9.8(a))

(Similar to Current Declaration)

The assets of the Trust held with respect to a particular Series shall be charged with the liabilities, debts, obligations, costs, charges, reserves and expenses of the Trust incurred, contracted for or otherwise existing with respect to such Series. Such liabilities, debts, obligations, costs, charges, reserves and expenses incurred, contracted for or otherwise existing with respect to a particular Series are herein referred to as "liabilities held with respect to" that Series. Each allocation of liabilities, debts, obligations, costs, charges, reserves and expenses by or under the direction of the Board shall be conclusive and binding upon the Shareholders of all Series for all purposes. (Art. III, Sec. 6(b))
Any liabilities, debts, obligations, costs, charges, reserves and expenses of the Trust which are not readily identifiable as being liabilities held with respect to any particular Series (collectively, "General Liabilities") shall be allocated by the Board, or an appropriate officer as determined by the Board, to, and among, any one or more of the Series in such manner and on such basis	The Trust Property belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Holders of all Units for all purposes in absence of manifest error. (Art. IX, Sec. 9.8(b))

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
as the Board, in its sole discretion, deem fair and equitable. (Art. III, Sec. 6(b)) (Similar to Current Declaration)

In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Board of Trustees, or an appropriate officer as determined by the Board of Trustees, shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Board of Trustees, in its sole discretion, deems fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. (Art. III, Sec. 6(a))
(Similar to Current Declaration)	In the event that there is any Trust Property, or any income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Holders of all Units for all purposes. (Art. IX, Sec. 9.8(a))

The New Declaration further provides that all Persons who have extended credit that has been allocated to a particular Series, or who have a claim or contract that has been allocated to any particular Series, shall look exclusively to that particular Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider shall be deemed nevertheless to have impliedly agreed to such limitation. (Art. III, Sec. 6(b))
(New Provision provides that there does not have to be a specific contractual obligation for the creditors, claimants and contract providers of a particular Series to look to that particular Series for payment of such credit, claim or contract.)
Subject to the right of the Board in its discretion to allocate General Liabilities as	The Current Declaration provides that every note, bond, contract or other undertaking issued by or on behalf of a particular series shall include a recitation limiting the obligation represented thereby to that series and its assets. (Art. IV, Sec. 9.8(b))

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
provided herein, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series, whether such Series is now authorized and existing pursuant to this New Declaration or is hereafter authorized and existing pursuant to this New Declaration, shall be enforceable against the assets held with respect to that Series only, and not against the assets of any other Series or the Trust generally and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series shall be enforceable against the assets held with respect to such Series. (Art. III, Sec. 6(b))
(New Provision)

Notice of this limitation on liabilities between and among Series has been set forth in the Certificate of Trust filed in the Office of the Secretary of State of the State of Delaware pursuant to the DSTA, and having given such notice in the Certificate of Trust, the statutory provisions of Sec. 3804 of the DSTA relating to limitations on liabilities between and among Series (and the statutory effect under Sec. 3804 of setting forth such notice in the Certificate of Trust) are applicable to the Trust and each Series. (Art. III, Sec. 6(b))	Notice of this limitation on inter-series liabilities may, in the Trustees' sole discretion, be set forth in the Certificate of Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the DSTA, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of Sec. 3804 of the DSTA relating to limitations on inter-series liabilities (and the statutory effect under Sec. 3804 of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each series. (Art. IX, Sec. 9.8(b))

(Similar to Current Declaration.)

Series Established as a Partnership
The New Declaration provides that the Board shall have the power, in its discretion, to make an initial entity classification election, and to change any such entity classification election, of the Trust and any Series for U.S. federal income tax purposes as may be permitted or required under the Internal Revenue Code of 1986, as amended	Series Established as a Partnership The Current Declaration presumes that each Series is classified as a partnership.

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
(the "Code"), without the vote or consent of any Shareholder. In furtherance thereof, the Board, or an appropriate officer as determined by the Board, is authorized to sign the shareholder consent to any such entity classification election or change of election on behalf of all of the Shareholders. The New Declaration provides flexibility for the Board to create a new Series that is (or change the classification of an existing Series to one that is) taxable as a regulated investment company under Subchapter M of the Code. (Art. III, Sec. 5(a))
(New Provision)
The New Declaration states that, except as otherwise provided in the authorizing resolution for a Series, and subject to the Board's right to make or change a Series' entity classification election, each Series is intended to be classified as a partnership for U.S. federal income tax purposes. (Art. III, Sec. 5(b))
(New Provision)

The "Book Capital Account" balance of Shareholders shall evidence their beneficial interest in the Trust or any Series and shall be determined daily in accordance with Sec. 704(b) of the Code and Treasury Regulations issued thereunder. Income, gain, loss, deduction and credits of the Trust or any Series shall be allocated to each Shareholder based on each such Shareholder's beneficial interest in the Trust or such Series. (Art. III, Sec. 5(c)(i))	The Book Capital Account balances of Holders shall evidence their beneficial interest in the Trust (or series thereof) and shall be determined daily in accordance with Section 704(b) of the Code and Treasury Regulations issued thereunder. Income, gain, loss, deductions or credits of the Trust (or series thereof) for a fiscal year shall be allocated to each Holder in accordance with each such Holder's beneficial interest in the Trust (or such series). (Art. VIII, Sec. 8.1)

(Similar to Current Declaration)

Upon the liquidation of the Trust or any Series, or the complete redemption of a Shareholder's beneficial interest therein, liquidating distributions shall be made in accordance with the positive Book Capital	Upon the liquidation of the Trust (or series thereof), or the complete redemption of a Holder's beneficial interest therein, liquidating distributions shall be made in accordance with the positive Book Capital

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
Account balances of Shareholders by the end of such taxable year (or, if later, within 90 days after the date of such liquidation). (Art. III, Sec. 5(c)(ii))	Account balances of the Holders by the end of such taxable year (or, if later, within 90 days after the date of such liquidation). (Art. VIII, Sec. 8.2)

(Similar to Current Declaration)

In order for allocations of income, gain, loss, deduction and credits to be considered to have economic effect under Treasury Regulations, the New Declaration requires that the following special allocations ("Regulatory Allocations") shall be made in the following order, including a "minimum gain chargeback" [generally, a Shareholder who is allocated a deduction or loss for which he or she bears no economic risk of loss—such as a deduction funded by nonrecourse borrowing—must be allocated income and gain in the future corresponding to the nonrecourse deduction], "deficit capital accounts" [generally, provides that no losses or deductions will be allocated to a Shareholder to the extent such allocation would cause or increase a deficit balance in such Shareholder's Book Capital Account], "qualified income offset" [generally, if a Shareholder unexpectedly receives an allocation or distribution that creates or increases a deficit balance in that Shareholder's Book Capital Account, such Shareholder shall be allocated items of income and gain in an amount and manner sufficient to eliminate such deficit balance as quickly as possible], and "nonrecourse deductions" [generally provides that nonrecourse deductions shall be allocated based on each Shareholder's beneficial interest]. (Art. III, Sec. 5(c)(iii))
(Similar to Current Declaration)
The New Declaration provides, for "curative allocations," which are intended to offset the effect of any Regulatory Allocations by providing that all Regulatory Allocations	In order for allocations of income, gain, loss, deduction and credits to be considered to have economic effect under Treasury Regulations, the Current Declaration requires the following special allocations to be made in the following order, including a "minimum gain chargeback" [generally, a Holder who is allocated a deduction or loss for which he or she bears no economic risk of loss—such as a deduction funded by nonrecourse borrowing—must be allocated income and gain in the future corresponding to the nonrecourse deduction], "deficit capital accounts" [generally, provides that no losses or deductions will be allocated to a Holder to the extent such allocation would cause or increase a deficit balance in such Holder's Book Capital Account], "qualified income offset" [generally, if a Holder unexpectedly receives an allocation or distribution that creates or increases a deficit balance in that Holder's Book Capital Account, such Holder shall be allocated items of income and gain in an amount and manner sufficient to eliminate such deficit balance as quickly as possible], and "nonrecourse deductions" [generally provides that nonrecourse deductions shall be allocated in accordance with each such Holder's beneficial interest in the Trust (or such series)]. (Art. VIII, Sec. 8.3)

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction in whatever manner so that, after such offsetting allocations are made, each Shareholder's Book Capital Account balance is, to the extent possible, equal to the Book Capital Account balance such Shareholder would have had if the Regulatory Allocations were not part of this Trust. (Art. III, Sec. 5(c)(iv))
(New Provision)

The New Declaration provides that as of the end of each taxable year of the Trust or any Series, items of income, gain, loss, deduction or credit shall be allocated among Shareholders thereof for U.S. federal income tax purposes in such manner as to reflect as nearly as possible the amounts credited or charged to each Shareholder's Book Capital Account except that such items shall be allocated among Shareholders under Sec. 704(c) of the Code and Treasury Regulations issued thereunder to take into account any variations between the adjusted tax basis and fair market value of portfolio securities in the event the Book Capital Account of any Shareholder is credited or adjusted to reflect the fair market value of portfolio securities (generally, this could occur as a result of a contribution in-kind of portfolio securities to the Trust or any Series, or as a result of daily pricing of portfolio securities incident to the purchase of Shares of the Trust or any such Series). (Art. III, Sec. 5(c)(v))	The Current Declaration provides that all items of taxable income, gain, loss, deduction of the Trust (or series thereof) for a fiscal year shall be allocated among the Holders in the same proportion as such Holder's share of the income, gain, loss, deductions or credits that are allocated to Holders' Book Capital Accounts for the fiscal year except that income, gain, loss, and deduction with respect to any property contributed to the capital of the Trust (or series thereof) shall, solely for tax purposes, be allocated among the Holders under Sec. 704(c) of the Code and Treasury Regulations issued thereunder so as to take account of any variation between the adjusted basis of such property to the Trust (or series) for federal income tax purposes and its fair market value at the time of contribution. (Art. VIII, Sec. 8.4)

(Similar to Current Declaration)

The Board is given the power to prescribe other bases and times for determining the net income and net assets of the Trust or any Series, or the allocation of income to the Shareholders of the Trust or the Series, subject to the requirements of the Code	The Board is given the power to prescribe other bases and times for determining the net income and net assets of the Trust, or the allocation of income to the Holders of Units in the Trust, subject to the requirements of the Code and Treasury

UBS Relationship Funds

Exhibit E

	The New Declaration and Bylaws	The Current Declaration and By-Laws
	and Treasury Regulations, to enable the Trust or the Series to comply with any applicable provisions of the 1940 Act, or any order of exemption issued by the Commission, as in effect now or hereafter amended or modified. (Art. III, Sec. 5(c)(vi))	Regulations, to enable the Trust to comply with any applicable provisions of the 1940 Act, or any order of exemption issued by the Commission, as in effect now or hereafter amended or modified. (Art. VIII, Sec. 8.5)

(Similar to Current Declaration)

Dividends and Distributions	The New Declaration provides that the Board may declare and pay dividends and distributions to Shareholders from the Trust Property in accordance with this New Declaration and the New Bylaws. (Art. IV, Sec. 3(a)(xii))	The Current Declaration states that except as otherwise provided in this Art. IX, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, including voting and dividend rights, of each series of Units. (Art. IX, Sec. 9.8(e))

(Similar to Current Declaration)

	Notwithstanding any other provisions of this New Declaration, no dividend or distribution including, without limitation, any distribution paid upon dissolution of the Trust or of any Series with respect to, nor any redemption of, the Shares of any Series or Class of such Series shall be effected by the Trust other than from the assets held with respect to such Series, nor, except as specifically provided in Art. III, Sec. 7 (Indemnification of Shareholders) of this New Declaration, shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series or the Trust generally except, in the case of a right or claim against the assets held with respect to any other Series, to the extent that such Shareholder has such a right or claim as a Shareholder of such other Series. The Board shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. In addition, the Board may delegate to a committee of the Board or an officer of the Trust, the authority to fix the amount and other terms of any dividend or	Each Holder of Units in a series shall be entitled to receive its pro rata share of distributions of income and capital gains made with respect to such series. Upon reduction or withdrawal of its Units or indemnification for liabilities incurred by reason of being or having been a Holder of Units in a series, such Holder shall be paid solely out of the funds and property of such series of the Trust. (Art. IX, Sec. 9.8(d))

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
distribution, including without limitation, the power to fix the declaration date of the dividend or distribution. (Art. III, Sec. 6(c))

(Similar to Current Declaration)

The New Declaration authorizes the Board, subject to the 1940 Act, to prescribe and set forth in the New Bylaws, the New Declaration or in a resolution of the Board such bases and time for determining the declaration and payment of dividends and distributions on the Shares of the Trust or any Series or Class, as it may deem necessary or desirable. Any resolution may set forth such information directly in such resolution or by reference to, or approval of, another document that sets forth such information, including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. The Board may delegate the power or duty to determine net asset value per Share of the Trust or any Series or Class thereof or the net income attributable to the Shares of the Trust or any Series or Class thereof to one or more Trustees or officers of the Trust or to a custodian, depositary or other agent appointed for such purpose. (Art. VI, Sec. 1(b))	The Current Declaration states that dividends and distributions on Units of a particular series may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolution adopted only once or with such frequency as the Trustees may determine, to the Holders of Units in that series, from such of the income and capital gains, accrued or realized, from the Trust Property belonging to that series as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. (Art. IX, Sec. 9.8(c))

(Similar to Current Declaration)

The New Declaration provides that Shareholders of the Trust or any Series or Class, if any, shall be entitled to receive dividends and distributions when, if and as declared by the Board, provided that with respect to Classes, such dividends and distributions shall comply with the 1940 Act. The right of Shareholders to receive dividends or other distributions on Shares of any Class may be set forth in a plan adopted by the Board and amended from time to time pursuant to the 1940 Act. No Share shall have any priority or preference over any other Share of the Trust with respect to dividends or distributions paid in	All dividends and distributions on Units in a particular series shall be distributed pro rata to the Holders of Units in that series in proportion to the total outstanding Units in that series held by such Holders at the date and time of record established for the payment of such dividends or distribution. (Art. IX, Sec. 9.8(c))
The Current Declaration provides that, upon liquidation or dissolution of a series of the Trust, Holders of Units in such series shall be entitled to receive a pro rata share of the Trust Property belonging to such series. (Art. IX, Sec. 9.8(d))

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
the ordinary course of business or distributions upon dissolution of the Trust; provided however, that if the Shares of the Trust are divided into Series (or Classes), no Share of a particular Series (or Class) shall have any priority or preference over any other Share of the same Series (or Class) with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or of such Series; and if the Shares of the Trust (or Series) are divided into Classes, no Share of a particular Class shall have any priority or preference over any other Share of the same Class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust. (Art. VI, Sec. 1(c)(i-iv))
All dividends and distributions shall be made ratably among all Shareholders of the Trust, a particular class of the Trust, a particular Series, or a particular Class of a Series from the Trust Property held with respect to the Trust, such Series or such Class, respectively, according to the number of Shares of the Trust or such Series or such Class held of record by such Shareholders on the record date for any dividend or distribution. (Art. VI, Sec. 1(c)(iv),(v))
(New Declaration provides for the payment of dividends and distributions with respect to Classes of Shares and provides for the establishment of a plan for regular distributions.)
Dividends and distributions may be paid in cash, in kind or in Shares. Before payment of any dividend or distribution there may be set aside out of any funds of the Trust, or the applicable Series, available for dividends or distributions such sum or sums as the Board may from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends or distributions, or for

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
repairing or maintaining any property of the Trust, or any Series, or for such other lawful purpose as the Board shall deem to be in the best interests of the Trust, or the applicable Series, as the case may be, and the Board may abolish any such reserve in the manner in which the reserve was created. (Art. VI, Sec. 1(d))
(New Provision that clarifies the ability of the Board to establish reserves and to pay dividends in kind.)

Amendments to Declaration of Trust and Bylaws	Declaration of Trust
The New Declaration may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board and, to the extent required by the New Declaration, the 1940 Act or the requirements of any securities exchange on which Shares are listed for trading, by approval of such amendment by the Shareholders in accordance with this New Declaration. Any such restatement and/or amendment shall be effective immediately upon execution and, if applicable, Shareholder approval or upon such future date and time as may be stated. (Art. IX, Sec. 1)	Declaration of Trust
The Current Declaration states that except as may otherwise be required under the terms of the 1940 Act, the DSTA or another applicable law, the Current Declaration may be amended by an instrument in writing, without a meeting, signed by a majority of the Trustees, and without the vote or consent of Holders, for any purpose, including but not limited to, the following: (i) to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof, or to conform the Current Declaration to the requirements of the 1940 Act, the Code, the DSTA, or any other applicable federal or state laws or regulations, but the Trustees shall not be liable for failing so to do; (ii) to change the state or other jurisdiction designated herein as the state or other jurisdiction whose laws shall be the governing law hereof; (iii) to effect such changes herein as the Trustees find to be necessary or appropriate (A) to permit the filing of the Current Declaration under the laws of such state or other jurisdiction applicable to trusts or voluntary associations, (B) to permit the Trust to elect to be treated as a "regulated investment company" under the Code, or (C) to permit the transfer of Units (or to permit the transfer of any other beneficial interests or shares in the Trust, however denominated);

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
and (iv) in conjunction with any amendment contemplated by the foregoing clause (ii) or (iii) to make any and all such further changes or modifications to the Current Declaration as the Trustees find to be necessary or appropriate, any finding of the Trustees referred to in the foregoing clause (iii) or (iv) to be conclusively evidenced by the execution of any such amendment by a majority of the Trustees. (Art. X, Sec. 10.3(a))
If the consent of Holders is required under the 1940 Act, the DSTA or other applicable law, for any proposed amendment, the Current Declaration may be amended at a meeting by the vote of Holders holding more than 50% of the total Units present or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by Holders holding more than 50% of the total Units. (Art. X, Sec. 10.3(b))
No amendment may be made, under Section 10.3(a) above, which would change any rights with respect to any Units in the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Units Vote (defined as the vote, at a meeting of the Holders of Units, of the lesser of (A) 67% or more of the Units present or represented at such meeting, provided the Holders of more than 50% of the Units are present or represented by proxy, or (B) more than 50% of the Units). (Art. X, Sec. 10.3(c)).

(New Declaration gives the Board increased authority to amend the New Declaration without shareholder approval.)

Bylaws The New Declaration provides that the Board may, subject to the requisite vote for such actions as set forth in this New	By-Laws The Current Declaration provides that the Trustees may adopt and, from time to time, amend, restate or repeal the Current

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
Declaration and the New Bylaws, amend, restate and repeal such New Bylaws, subject to and in accordance with the provisions of such New Bylaws. (Art. IV, Sec. 3(a)(ii)) (Similar to Current Bylaws)	By-Laws for the conduct of the business of the Trust not inconsistent with the Current Declaration. (Art. II, Sec. 2.7)

The New Bylaws provide that the New Bylaws may be amended, restated or repealed or new Bylaws may be adopted by the affirmative vote of a majority of votes cast at a Shareholders' meeting called for that purpose and where a quorum of Shareholders is present. (BL Art. VIII, Sec. 1), or by a vote of the Board as set forth in Art. IV, Sec. 3(c) (Trustees Quorum and Required Vote) of the New Declaration. (BL Art. VIII, Sec. 2)
(Similar to Current By-Laws although the New Bylaws specify that Shareholders may also approve amendments or new bylaws.)	The Current By-Laws provide that in accordance with the above Section of the Current Declaration, the Trustees have the power to alter, amend or repeal the Current By-Laws or adopt new By-Laws at any time. The Trustees shall in no event adopt By-Laws which are in conflict with the Declaration, DSTA, the 1940 Act or applicable federal securities laws. (BL Art. VII, Sec. 7.1)

Preemptive rights	The New Declaration provides that Shareholders shall have no preemptive or other right to subscribe for new or additional authorized, but unissued Shares or other securities issued by the Trust or any Series. (Art. III, Sec. 1(c))
(Similar to Current Declaration)	The Current Declaration provides that Holders have no preemptive or other rights to subscribe for any additional Units or other securities issued by the Trust. (Art. VI, Sec. 6.5)

Redemption of Shares	Redemptions Generally
The New Declaration provides that the Board may re-acquire and redeem Shares on behalf of the Trust and transfer Shares pursuant to applicable law. (Art. IV, Sec. 3(a)(x))
(New Provision clarifies the ability of the Board to deal in Shares on behalf of the Trust.)	Redemptions Generally

Unless otherwise provided in the Trust's prospectus relating to the Shares, as such prospectus may be amended from time to time, the Trust shall purchase such Shares as are offered by any Shareholder for	A Holder shall have the authority to decrease or withdraw its Units in the Trust, at such Holder's option, subject to the terms and conditions provided in this Art. VII. The Trust shall, upon application of any Holder

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
redemption upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares and/or in accordance with such other procedures for redemption as the Board may from time to time authorize. (Art. VI, Sec. 2(a))
The Trust shall pay for such Shares the NAV (excluding any applicable redemption fee or sales load), in accordance with the New Declaration, the New Bylaws, the 1940 Act and other applicable law so long as the amount of such payment shall not exceed the reduction in the Shareholder's Book Capital Account effected by such payment. (Art. VI, Sec. 2(b))	or pursuant to authorization from any Holder, and subject to this Sec. 7.2, decrease or withdraw such Holder's Units; provided that (a) the amount of such decrease or withdrawal shall not exceed the reduction in the Holder's Book Capital Account effected by such decrease or withdrawal of its Units, and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such decrease or withdrawal, at such rates as the Trustees may establish, and may, at any time and from time to time, suspend such right of decrease or withdrawal subject to the applicable requirements of the 1940 Act. The procedures for effecting decreases or withdrawals shall be as determined by the Trustees from time to time. (Art. VII, Sec. 7.2)

(Similar to Current Declaration)
Payments for Shares redeemed by the Trust must be made in cash, except payment for such Shares may, at the option of the Board, or such officer or officers as it may duly authorize in its complete discretion, be made in kind or partially in cash and partially in kind. In case of any payment in kind, the Board, or its authorized officers, shall have absolute discretion as to what security or securities of the Trust or the applicable Series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the then current NAV of the Shares, provided that any Shareholder who cannot legally acquire securities so distributed in kind shall receive cash to the extent permitted by the 1940 Act. Shareholders shall bear the expenses of in-kind transactions including, but not limited to, transfer agency fees, custodian fees and costs of disposition of such securities. (Art. VI, Sec. 2(b))
(New Provision)

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
In no case is the Trust liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind. (Art. VI, Sec. 2(c))
(New Provision)

Redemptions at the Option of the Trust
The New Declaration provides that, at the option of the Board, the Trust may, from time to time, without the vote of the Shareholders, but subject to the 1940 Act, redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established from time to time by the Board. (Art. VI, Sec. 3)
(New Provision that allows the Board, under certain circumstances, to involuntarily redeem a Shareholder's Shares)	Redemptions at the Option of the Trust

Dissolution and termination events	The New Declaration provides that the Trust and each Series shall have perpetual existence, except that the Trust (or a particular Series) shall be dissolved (i) upon the vote of not less than a majority of the Shares of the Trust/Series cast; (ii) at the discretion of the Board either (A) at any time there are no Shares outstanding of the Trust/Series or (B) upon prior written notice to the Shareholders of the Trust/Series; (iii) upon the occurrence of a dissolution or termination event pursuant to any other provisions of the New Declaration or the DSTA; or (iv) with respect to any Series, upon any event that causes the dissolution of the Trust. (Art. VIII, Sec. 1(a)-(d))	The Current Declaration provides that the Trust may be dissolved: (i) by the affirmative vote of the Holders of not less than two-thirds of the Units in the Trust at any meeting of the Holders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the Holders of not less than two-thirds of such Units, or (iii) by the Trustees by written notice to the Holders. (Art. X, Sec. 10.2(a))
However, any sale, conveyance, assignment, exchange, or other disposition of all or substantially all of the Trust Property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by the Holders by a Majority Units Vote. (Art. X, Sec. 10.2(a))

(The New Declaration provides for dissolution upon the vote of a majority of shares cast while the Current Declaration provides for dissolution upon a 2/3 vote of

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
shares outstanding. New Declaration makes it clear that Board has the ability to liquidate the Trust and/or a Series without Shareholder approval.)

Upon dissolution of the Trust (or a Series), the Board (in accordance with Sec. 3808 of the DSTA) shall pay or make reasonable provision to pay all claims and obligations of the Trust and/or each Series (or the particular Series, as the case may be), including all contingent, conditional, or unmatured claims and obligations known to the Trust, and all claims and obligations that are known to the Trust but for which the identity of the claimant is unknown. If there are sufficient assets held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to the Trust and/or each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets held with respect to the Trust and/or each Series of the Trust (or the particular Series) shall be distributed to the Shareholders of the Trust and/or each Series or Class of the Trust (or the particular Series or Class) ratably according to the number of Shares of the Trust, such Series, and/or such Class (or the particular Series or Class) held of record by the several Shareholders on the date for such dissolution distribution. However, the amount of such distribution to a Shareholder shall not exceed the reduction in the Shareholder's Book Capital Account effected by such payment. (Art. VIII, Sec. 1)	Upon any such dissolution, (i) the Trust shall carry on no business except for the purpose of winding up its affairs, (ii) the Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under the Current Declaration shall continue until the affairs of the Trust have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business, and (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Holders according to their respective rights. (Art. X, Sec. 10.2(a))

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
(New Declaration clarifies the ability of the Board to wind up the affairs of the Trust upon dissolution)

Upon the completion of a winding up of the Trust in accordance with Sec. 3808 of the DSTA, any one (1) Trustee shall execute, and cause to be filed, a certificate of cancellation, with the office of the Secretary of State of the State of Delaware in accordance with the provisions of Sec. 3810 of the DSTA. (Art. VIII, Sec. 1)	Upon dissolution of the Trust and distribution to the Holders as provided above, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such dissolution and file a certificate of cancellation in accordance with Sec. 3810 of the DSTA. Upon dissolution of the Trust, the Trustees shall thereon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Holders shall thereupon cease. (Art. X, Sec. 10.2(b))

(Similar to Current Declaration)

Shareholder voting rights	One Vote Per Share
Subject to Art. III of the New Declaration each Shareholder of record is entitled to one vote for each full Share, and a fractional vote for each fractional Share held by such Shareholder. (Art. V, Sec. 1)	One Vote Per Share Each Holder shall be entitled to vote based on the ratio its Units bear to the Units of all Holders entitled to vote. (Art. IX, Sec. 9.7)

(New Declaration provides for one vote per share while Current Declaration provides for a vote based on the ratio of Units owned to all Units entitled to vote.)

Voting Rights
The New Declaration provides that all Shares of the Trust entitled to vote on a matter shall vote in the aggregate without differentiation between the Shares of the separate Series, if any, or separate Classes, if any; provided that (i) with respect to any matter that affects only the interests of some but not all Series, then only the Shares of such affected Series, voting separately, shall be entitled to vote on the matter, (ii) with respect to any matter that affects	Voting Rights
The Current Declaration provides that notwithstanding any other provision, if the Trust Property has been divided into two or more series, then on any matter submitted to a vote of Holders of Units in the Trust, all Units then entitled to vote shall be voted by individual series, except that (1) when required by the 1940 Act, Units shall be voted in the aggregate and not by individual series, and (2) when the Trustees have determined that the matter affects

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
only the interests of some but not all Classes, then only the Shares of such affected Classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting by Series or by Class, then the Shares of the Trust shall vote as prescribed in such law or regulation. (Art. III, Sec. 6(d))
(The New Declaration specifies that, as a default, voting occurs on an aggregate basis rather than on a series or class basis.)	only the interests of Holders of Units in a limited number of series, then only the Holders of Units in such series shall be entitled to vote thereon. (Art. IX, Sec. 9.8(e))

The New Declaration provides that Shareholders shall have the power to vote only (i) for the election of Trustees and the filling of any vacancies on the Board of Trustees as set forth therein and in the New Bylaws; (ii) for the removal of Trustees as set forth therein; (iii) on the matters set forth in Art. VIII to the extent set forth therein; (iv) on the amendment of the New Declaration to the extent set forth in Art. IX thereof; (v) on the amendment of the Bylaws to the extent set forth in Art. VIII of the Bylaws; (vi) on such additional matters as may be required by the 1940 Act, other applicable law, and/or any registration statement of the Trust filed with the Commission, the registration of which is effective; and (vii) on such other matters as the Board may consider necessary or desirable. (Art. V, Sec. 1)	The Holders have power to vote only (a) for the election and removal of Trustees as contemplated by the Current Declaration, (b) with respect to any investment advisory contract, (c) with respect to dissolution of the Trust as provided in Sec. 10.2 of the Current Declaration (Dissolution), (d) with respect to any amendment of the Current Declaration to the extent and as provided in Sec. 10.3, (e) with respect to any merger, consolidation or sale of assets as provided in Sec.10.4 of the Current Declaration, (f) with respect to incorporation of the Trust, (g) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the DSTA, or any other law, the Certificate of Trust, the Current By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as and when the Trustees may consider necessary or desirable. (Art. IX, Sec. 9.7)

(New Declaration specifically references Shareholders' power to vote on the amendment of the Bylaws but does not specifically reference Shareholders' power to vote with respect to any investment advisory contract. Note, however, that whether the Shareholders' power to vote on these matters is permissive or mandatory

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
and whether the level of vote differs from the Current Declaration is described elsewhere in this Comparison.)

Required Vote
The New Declaration provides that subject to the provisions of Art. III, Sec. 6(d), when a quorum is present at any meeting, a majority of the votes cast shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this New Declaration or these New Bylaws or by applicable law. Where a separate vote by Series and, if applicable, by Class is required, the preceding sentence shall apply to such separate votes by Series and Classes. (Art. V, Sec. 2(b))	Required Vote
The Current Declaration provides that if a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding more than 50% of the total Units of the Holders present, either in person or by proxy, at such meeting constitutes the action of the Holders, unless the 1940 Act, other applicable law, this Declaration or the By Laws of the Trust requires a greater number of affirmative votes. (Art. IX, Sec. 9.1)
In the case of a vacancy, the Holders of at least a majority of the Units entitled to vote, acting at any meeting of the Holders held in accordance with Sec. 9.1, may fill such vacancy. (Art. II, Sec. 2.4)

(New Declaration provides that a plurality vote is required for the election of Trustees, including any vacancy)

Unless otherwise determined by the Board at the time it approves an action to be submitted to the Shareholders for approval, Shareholder approval of an action shall remain in effect until such time as the approved action is implemented or the Shareholders vote to the contrary. Notwithstanding the foregoing, an agreement of merger, consolidation, conversion or reorganization may be terminated or amended notwithstanding prior approval if so authorized by such agreement of merger, consolidation, conversion or reorganization pursuant to Sec. 3815 of the DSTA and/or pursuant to the New Declaration, the New Bylaws and Sec. 3806 of the DSTA. (BL Art. II, Sec. 6(b))

(New Provision)

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
Cumulative Voting
The New Declaration provides that Shareholders are not entitled to cumulative voting in the election of Trustees or on any other matter. (Art. V. Sec. 1)
(Similar to the Current Declaration)	Cumulative Voting The Current Declaration provides that there is no cumulative voting by the Holders in the election of Trustees. (Art. II, Sec. 2.4)

Shareholder meetings, notice, record dates, quorum, proxies and inspectors	Shareholders' Meetings The New Declaration does not contain any specific provisions requiring annual Shareholders' meetings.	Shareholders' Meetings
The Current Declaration does not contain any specific provisions requiring annual Shareholders' meetings.
The Current By-Laws provide that an annual meeting of the Holders in the Trust, which may be held on such date and at such hour as may from time to time be designated by the Trustees and stated in the notice of such meeting, is not required to be held unless certain actions must be taken by the Holders as set forth in Sec. 9.1 of the Current Declaration, or except when the Trustees consider it necessary or desirable. (BL Art. I, Sec. 1.1)

The New Bylaws provide that meetings of Shareholders shall be held at any place within or outside the State of Delaware designated by the Board. In the absence of any such designation by the Board, Shareholders' meetings shall be held at the offices of the Trust. (BL Art. II, Sec. 1)

(Similar to Current Declaration, except, however, the Current By-Laws specifically reference the principal office of the Trust as a default location.)	The Current Declaration states that any meeting of Holders shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate. (Art. IX, Sec. 9.1)

Calling a Shareholders' Meeting
The New Declaration does not contain any specific provisions regarding calling of a Shareholders' meeting.
The New Bylaws provide that any meeting of Shareholders may be called at any time by the Board, by the Chairperson of the Board or by the President of the Trust for	Calling a Shareholders' Meeting
The Current Declaration provides that meetings of the Holders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Holders holding, in the aggregate, not less than 10% of the Units, such request specifying the purpose or purposes for which such meeting is to be

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
the purpose of taking action upon any matter deemed by the Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the Shareholders for the purpose of electing Trustees may also be called by the Chairperson of the Board, or shall be called for such purpose by the President or any Vice President of the Trust at the request of the Shareholders holding not less than ten (10) percent of the Shares, provided that the Shareholders requesting such meeting shall have paid the Trust the reasonably estimated cost of preparing and mailing the notice, which an authorized officer of the Trust shall determine and specify to such Shareholders. No meeting shall be called upon the request of Shareholders to consider any matter which is substantially the same as a matter voted upon at any meeting of the Shareholders held during the preceding twelve (12) months, unless requested by the holders of a majority of all Shares entitled to be voted at such meeting. (BL Art. II, Sec. 2(a))
(New Bylaws provide that no meeting shall be called upon Shareholder request to consider any matter which is substantially the same as a matter voted upon at any Shareholder meeting held during the preceding 12 months, unless requested by the holders of a majority of all Shares entitled to be voted at such meeting.)	called and being accompanied by payment of the reasonable estimated costs of preparing and mailing the notice of such meeting (which estimated costs shall be determined and specified to such Holders by the Trust). (Art. IX, Sec. 9.1)

Notice
The New Declaration does not contain any specific provisions regarding notice of Shareholder meetings.
The New Bylaws state that notice of any meeting of Shareholders must be given to each Shareholder entitled to vote at such meeting not less than ten (10) days nor more than one hundred and twenty (120) days before the date of the meeting. The notice must specify (i) the place, date and	Notice
Notice of all meetings of the Holders, stating the time, place and purposes of the meeting, shall be given by the Trustees to each Holder, at his or her registered address, at least 10 days and not more than 120 days before the meeting. Notice of any meeting of Holders shall be given either personally or by U.S. mail, courier, cablegram, telegram, facsimile or electronic mail or other form of communication permitted by then current law, charges

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
hour of the meeting, and (ii) the general nature of the business to be transacted and, to the extent required by the 1940 Act, the purpose or purposes. (BL Art. II, Sec. 3)
Notice of any meeting of Shareholders shall be given either personally or by United States mail, courier, cablegram, telegram, facsimile or electronic mail, or other form of communication permitted by then current law, charges prepaid, addressed to the Shareholder or to the group of Shareholders at the same address as may be permitted pursuant to applicable laws, or as Shareholders may otherwise consent, at the address of that Shareholder appearing on the books of the Trust or its transfer or other duly authorized agent or provided in writing by the Shareholder to the Trust for the purpose of notice. Notice is deemed to be given when delivered personally, deposited in the United States mail or with a courier, or sent by cablegram, telegram, facsimile or electronic mail. If no address of a Shareholder appears on the Trust's books or has been provided in writing by a Shareholder, notice shall be deemed to have been duly given without a mailing, or substantial equivalent, if such notice is available to the Shareholder on written demand of the Shareholder at the offices of the Trust. (BL Art. II, Sec. 4)
(Similar to Current Declaration)	prepaid addressed to the Holder at the address(es) of such Holder appearing on the books of the Trust or its transfer or other duly authorized agent or provided in writing by the Holders(s) to the Trust for the purpose of notice. Notice shall be deemed to have been duly given when delivered personally, deposited in the U.S. mail or with a courier, or sent by cablegram, telegram, facsimile or electronic mail. At any such meeting, any business properly before the meeting may be considered whether or not stated in the notice of the meeting. (Art. IX, Sec. 9.2)

Waiver of Notice
The New Bylaws provide that attendance by a Shareholder, in person or by proxy, at a meeting shall constitute a waiver of notice of that meeting with respect to that Shareholder, except when the Shareholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Whenever notice of a Shareholders' meeting is required to be	Waiver of Notice

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
given to a Shareholder under this New Declaration or the New Bylaws, a written waiver, executed before or after the time notice is required to be given, by such Shareholder or his or her attorney authorized, shall be deemed equivalent to such notice. The waiver of notice need not specify the purpose of, or the business to be transacted at, the meeting. (BL Art. II, Sec. 7)
(New Provision that specifies how a shareholder can waive notice of a meeting)

Inspectors
The New Bylaws provide that before any meeting of Shareholders, the Board, or if the Board has not so acted, the President of the Trust, or in the absence of the President, any Vice President or other authorized officer of the Trust, may appoint any person other than nominees for office to act as inspector at the meeting or any adjournment. If any person appointed as inspector fails to appear or fails or refuses to act, such authorized officer of the Trust shall appoint a person to fill the vacancy. Such appointments may be made by such officers in person or by telephone. The inspector shall (a) determine the number of Shares and the voting power of each, the Shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; (b) receive votes or ballots; (c) hear and determine all challenges and questions in any way arising in connection with the right to vote; (d) count and tabulate all votes; (e) determine when the polls shall close; (f) determine the result of voting; and (g) do any other acts that may be proper to conduct the election or vote with fairness to all Shareholders. (BL Art. II, Sec. 9)	Inspectors
The Current By-Laws provide that in advance of any meeting of the Holders, the Trustees may appoint inspectors of election to act at the meeting or any adjournment thereof. If inspectors of election are not so appointed, the chairman, if any, of any meeting of the Holders may, and on the request of any Holder or his or her proxy shall, appoint inspectors of election of the meeting. The number of inspectors of election shall be either one or more. If appointed at the meeting on the request of one or more Holders or proxies, a Majority Units Vote shall determine whether one or more inspectors of election are to be appointed, but failure to allow such determination by the Holders shall not affect the validity of the appointment of inspectors of election. In case any person appointed as inspector of election fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Trustees in advance of the convening of the meeting or at the meeting by the person acting as chairman. The inspectors of election shall determine the Units owned by Holders, the Units represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, shall receive votes, ballots or consents, shall hear and determine all challenges and questions in any way arising in connection with the right to vote, shall count and

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
tabulate all votes or consents, determine the results, and do such other acts as may be proper to conduct the election or vote with fairness to all Holders. If there are three or more inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. On request of the chairman, if any, of the meeting, or of any Holder or his or her proxy, the inspectors of election shall make a report in writing of any challenge or question or matter determined by them and shall execute a certificate of any facts found by them. (BL Art. I, Sec. 1.5)

(Similar to the Current By-Laws)

Record Dates
For purposes of determining the Shareholders entitled to notice of, and to vote at, any meeting of Shareholders, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than one hundred and twenty (120) days nor less than ten (10) days before the date of any such meeting. (Art. V, Sec. 4(a))
For purposes of determining the Shareholders entitled to vote on any action without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than thirty (30) days after the date upon which the resolution fixing the record date is adopted by the Board. (Art. V, Sec. 4(a))
For the purpose of determining the Shareholders of the Trust or any Series or Class who are entitled to receive payment of any dividend or of any other distribution	Record Dates
For the purpose of determining the Holders who are entitled to notice of any meeting and to vote at any meeting, or to participate in any distribution or for the purpose of any other action, the Trustees may from time to time fix a date, not more than 120 calendar days prior to the date of any meeting of the Holders or payment of distribution or other action, as the case may be, as a record date for the determination of the persons to be treated as Holders of record for such purposes. (Art. IX, Sec. 9.3)

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
of assets of the Trust or any Series or Class (other than in connection with a dissolution of the Trust or a Series, a merger, consolidation, conversion, reorganization, or any other transactions, the Board may: (i) from time to time fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days before the date for payment of such dividend or distribution; (ii) adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration for the payment of such dividend and/or such other distribution; and/or (iii) delegate to an appropriate officer or officers the determination of such periodic record and/or payment dates with respect to such dividend and/or distribution. (Art. V, Sec. 4 (c))
(New Declaration specifically provides that any record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board. For purposes of determining Shareholders entitled to vote on any action without a meeting, the New Declaration provides that the record date shall not be more than 30 days after the date upon which the resolution fixing the record date is adopted by the Board. With respect to dividends and distributions, the New Declaration provides that the record date shall be no more than 60 days before the date for payment of such dividend or distribution and also empowers the Board to adopt standing resolutions fixing record dates for the payment of dividends and/or distributions.)
Pursuant to the New Declaration, if the Board does not fix a record date: (i) the record date for determining Shareholders entitled to notice of, and to vote at, a meeting of Shareholders shall be the close of business on the day next preceding the day on which notice is given or, if notice is

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining Shareholders entitled to vote on any action by consent in writing without a meeting, (1) when no prior action by the Board has been taken, shall be the day on which the first signed written consent setting forth the action taken is delivered to the Trust, or (2) when prior action of the Board has been taken, shall be at the close of business on the day on which the Board adopts the resolution taking such prior action. (Art. V, Sec. 4 (b))
(New Provision relating to record dates where the Board has not acted)

Nothing in this Section (of the New Declaration) shall be construed as precluding the Trustees from setting different record dates for different Series or Classes. (Art. V, Sec. 4(c))	The Current Declaration states that if the Trustees shall divide the Trust Property into two or more series, nothing in this Section of the Current Declaration shall be construed as precluding the Trustees from setting different record dates for different series. (Art. IX, Sec. 9.3)

(Similar to Current Declaration)

Quorum for Shareholders' Meeting
The New Declaration provides that forty percent (40%) of the outstanding Shares entitled to vote at a Shareholders' meeting, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders' meeting, except when a larger quorum is required by the New Declaration, the New Bylaws, applicable law or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more Series or Classes is required, forty percent (40%) of the outstanding Shares of each such Series or Class entitled to vote at a Shareholders' meeting of such Series or Class, which are present in person or represented by proxy,	Quorum for Shareholders' Meeting
The Current Declaration provides that Holders of a majority of the Units in the Trust, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by the Current Declaration or By-Laws of the Trust. (Art. IX, Sec. 9.1)

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
shall constitute a quorum at the Shareholders' meeting of such Series or Class, except when a larger quorum is required by the New Declaration, the New Bylaws, applicable law or the requirements of any securities exchange on which Shares of such Series or Class are listed for trading, in which case such quorum shall comply with such requirements. (Art. V, Sec. 2(a))

(The New Declaration provides for 40% of the outstanding Shares for a quorum and clarifies that such quorum also applies to each Series or Class.)

Abstentions and Broker Non-Votes
The New Declaration states abstentions and broker non-votes will be treated as votes present at a Shareholders' meeting; abstentions and broker non-votes will not be treated as votes cast at such meeting. Abstentions and broker non-votes, therefore (i) will be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require a plurality for approval, or on proposals requiring any percentage of the Shares of the Trust, Series or Class, as applicable, to be voted for approval. (Art. V, Sec. 2(c))
(New Provision)	Abstentions and Broker Non-Votes

Adjournment
The New Declaration provides that a determination of Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting and shall fix a new record date for any meeting that is adjourned for more than sixty (60) days from the date set for the original meeting. (Art. V, Sec. 4(a))	Adjournment
The Current Declaration provides that any meeting of Holders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. (Art. IX, Sec. 9.1)

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
Pursuant to the New Bylaws, any Shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by vote of the holders of Shares entitled to vote holding not less than a majority of the Shares present in person or by proxy at the meeting, or by the Chairperson of the Board, the President of the Trust, in the absence of the Chairperson of the Board, or any Vice President or other authorized officer of the Trust, in the absence of the President. Any adjournment may be made with respect to any business which might have been transacted at such meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholders' meeting prior to adjournment. When any Shareholders' meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken, unless after the adjournment, a new record date is fixed for the adjourned meeting, or unless the adjournment is for more than sixty (60) days after the date of the original meeting, in which case, the Board shall set a new record date as provided in Art. V of the New Declaration (Shareholders' Meetings) and give written notice to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Art. II, Sec. 3 and 4 of these New Bylaws (Notice). At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting. (BL Art. II, Sec. 5)
(New Declaration sets a specific limit on how far out a meeting can be adjourned without setting a new record date. The New Bylaws require written notice of adjourned meeting under certain circumstances and allow the Chairperson of the Board, the President of the Trust (in the absence of the

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
Chairperson of the Board), or any Vice President or other authorized officer of the Trust (in the absence of the President) the ability to adjourn.)

Proxies
The New Declaration does not contain any specific provisions regarding Shareholder proxies.
Pursuant to the New Bylaws, every Shareholder entitled to vote for Trustees or on any other matter that may properly come before the meeting shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by the Shareholder and filed with the Secretary of the Trust; provided, that an alternative to the execution of a written proxy may be permitted as described in the next paragraph. A proxy shall be deemed executed if the Shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic or electronic transmission (as defined in Sec. 3806 of the DSTA) or otherwise) by the Shareholder or the Shareholder's attorney-in-fact. A valid proxy that does not state that it is irrevocable shall continue in full force and effect unless revoked by the Shareholder executing it, or using one of the permitted alternatives to execution, described in the New Declaration, by a written notice delivered to the Secretary of the Trust prior to the exercise of the proxy or by the Shareholder's attendance and vote in person at the meeting; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise expressly provided in the proxy. With respect to any Shareholders' meeting, the Board, or, in case the Board does not act, the President, any Vice President or the Secretary, may permit proxies by electronic transmission (as defined in Sec. 3806 of the DSTA), telephonic, computerized,	Proxies
The Current Declaration provides that at any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. When Units are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Units, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Units. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. (Art. IX, Sec. 9.4)
Pursuant to the Current By-Laws, every Holder entitled to vote for Trustees or on any other matter that may properly come before the meeting shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by the Holder and filed with the secretary of the Trust; provided, that an alternative to the execution of a written proxy may be permitted as described in the next paragraph, and as further provided in Section 9.4 of the Current Declaration. A proxy shall be deemed executed if the Holder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the Holder or the Holder's attorney-in-fact.

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
telecommunications or other reasonable alternative to the execution of a written instrument authorizing the holder of the proxy to act. A proxy with respect to Shares held in the name of two or more Persons shall be valid if executed, or a permitted alternative to execution is used, by any one of them unless, at or prior to the exercise of the proxy, the Secretary of the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest with the challenger. (BL Art. II, Sec. 8)	An attorney-in-fact relationship between the Holder and the Holder's attorney-in-fact may be created by any electronic, telegraphic, telephonic, computerized, telecommunications or other reasonable alternative means. A valid proxy that does not state that it is irrevocable shall continue in full force and effect unless revoked by the Holder executing it, or using one of the permitted alternatives to execution, described in the next paragraph, by a written notice delivered to the secretary of the Trust prior to the exercise of the proxy or by the Holder's attendance and vote in person at the meeting; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the execution of the proxy unless otherwise expressly provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware. (BL Art. I, Sec. 1.3)
With respect to any Holders' meeting, the Board, or, in case the Board does not act, the president, any vice president or the secretary, may permit proxies by any electronic, telephonic, computerized, telecommunications or other reasonable alternative to the execution of a written instrument authorizing the holder of the proxy to act. A proxy with respect to Units held in the name of two or more persons shall be valid if executed, or a permitted alternative to execution is used, by any one of them unless, at or prior to the exercise of the proxy, the secretary of the Trust receives a specific written notice to the contrary from any one of them. (BL Art. I, Sec. 1.3)

(Similar to Current Declaration and By-Laws)

UBS Relationship Funds

Exhibit E

	The New Declaration and Bylaws	The Current Declaration and By-Laws
Merger, consolidation, conversion and reorganization	The New Declaration provides that the Board, by vote of a majority of the Trustees, may cause (i) the Trust to merge or consolidate with or into one or more statutory trusts or "other business entities" (as defined in Sec. 3801 of the DSTA) formed or organized or existing under the laws of the State of Delaware or any other state of the United States or any foreign country or other foreign jurisdiction; (ii) the Trust to convert to an "other business entity" (as defined in the DSTA) formed or organized under the laws of the State of Delaware as permitted pursuant to Sec. 3821 of the DSTA; (iii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory Trust (or Series) created pursuant to Art. VIII, Sec. 2 of the New Declaration; (iv) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (v) the Trust to sell, convey and transfer all or substantially all of the assets of the Trust ("sale of Trust assets") or all or substantially all of the assets associated with any one or more Series ("sale of such Series' assets"), to another trust, statutory trust, partnership, limited partnership, limited liability company, corporation or other association organized under the laws of any state, or to one or more separate Series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with the Trust or the liabilities associated with the Series the assets of which are so transferred, as applicable, or (b) not being made subject to, or not with the assumption of, such liabilities. Any such merger, consolidation,	The Current Declaration provides that the Trust may: (a) pursuant to an agreement of merger or consolidation, merge or consolidate with or into one or more statutory trusts or "other business entities" (as defined in Sec. 3801 of the DSTA) formed or existing under the laws of the State of Delaware or any other state of the United States or any foreign country or other foreign jurisdiction; or (b) sell, lease or exchange all or substantially all of its property or all or substantially all of the property associated with any one or more series (including good will) to another trust, statutory trust, partnership, limited partnership, limited liability company, corporation or other association organized under the laws of any state, or to one or more separate series thereof, or to the Trust to be held as property associated with one or more other series of the Trust, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the Trustees and by a Majority Units Vote of the Trust or such series, as the case may be, or by an instrument or instruments in writing without a meeting, consented to by the Holders of not less than 50% of the total Units (with respect to the sale, conveyance, assignment, exchange, or other disposition of all or substantially all of the Trust Property, Art. X, Sec. 10.2(a)(ii) requires approval of the principal terms of a transaction and the nature and amount of the consideration by the Holders by a Majority Units Vote). By reference to Sec. 3815(f) of the DSTA, an agreement of merger or consolidation approved in accordance with this Section may effect any amendment to the Current Declaration or By-Laws or effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting statutory trust, which amendment or new governing instrument shall be effective at the effective time or date of the merger or conversion,

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
exchange, sale, conveyance or transfer shall not require the vote of the Shareholders unless such vote is required by the 1940 Act, provided however, that the Board shall provide at least thirty (30) days' prior written notice to the Shareholders of such merger, consolidation, conversion, exchange, sale, conveyance or transfer. By reference to Sec. 3815(f) of the DSTA, any agreement of merger or consolidation that has been approved may, without a Shareholder vote (unless required by the 1940 Act, the requirements of any securities exchange on which Shares are listed for trading or any other provision of the New Declaration or the New Bylaws) effect any amendment to the New Declaration or the New Bylaws or effect the adoption of a new governing instrument if the Trust is the surviving or resulting statutory trust in the merger or consolidation, which amendment or new governing instrument shall be effective at the effective time or date of the merger or consolidation. (Art. VIII, Sec. 2(a)-(c))
(The New Declaration provides that, subject to the 1940 Act and other applicable law, these transactions may be effected without shareholder approval.)	consolidation. Upon completion of the merger or consolidation, if the Trust is the surviving or resulting statutory trust, any one (1) Trustee shall execute, and cause to be filed, a certificate of merger or consolidation in accordance with Sec. 3815 of the DSTA. (Art. X, Sec. 10.4)

Action by written consent	Action by Written Consent—Shareholders
The New Declaration provides that any action which may be taken at any meeting of Shareholders may be taken without a meeting if a consent or consents in writing setting forth the action so taken is or are signed by the holders of a majority of the Shares entitled to vote on such action (or such different proportion as shall be required by law, the New Declaration or the New Bylaws for approval of such action) and is or are received by the Secretary of the Trust either: (i) by the date set by resolution of the Board for the Shareholders' vote on such action; or (ii) if no date is set by resolution of the Board, within 30 days after	Action by Written Consent—Shareholders
The Current Declaration provides that any action which may be taken by Holders may be taken without notice and without a meeting if Holders holding more than 50% of the total Units entitled to vote (or such larger proportion thereof as shall be required by any express provision of the Current Declaration or the 1940 Act) shall consent to the action in writing and the written consents shall be filed with the records of the meetings of Holders. Such consents shall be treated for all purposes as votes taken at a meeting of Holders. (Art. IX, Sec. 9.9)

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
the record date for such action. A consent transmitted by electronic transmission (as defined in the DSTA) by a Shareholder or by a Person or Persons authorized to act for a Shareholder is deemed to be written and signed for purposes of this Section. Any Shareholder that has given a written consent or the Shareholder's proxyholder or a personal representative of the Shareholder or its respective proxyholder may revoke the consent by a writing received by the Secretary of the Trust either: (i) before the date set by resolution of the Board for the Shareholder vote on such action; or (ii) if no date is set by resolution of the Board, within 30 days after the record date for such action. (Art. V, Sec. 3)

(Similar to Current Declaration but provides a means for revocation and specifically allows consents by electronic transmission.)

Action by Written Consent—Trustees
The New Declaration also authorizes, to the extent not inconsistent with the provisions of the 1940 Act, any action that may be taken at any meeting of the Board or any committee may be taken without a meeting and without prior written notice if a consent or consents in writing setting forth the action so taken is signed by the Trustees having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Trustees on the Board or any committee thereof, as the case may be, were present and voted. A consent transmitted by electronic transmission (as defined in the DSTA) by a Trustee shall be deemed to be written and signed for purposes of this Section. (Art. IV, Sec. 2)	Action by Written Consent—Trustees
The Current Declaration provides that, unless provided otherwise in the Current Declaration, any action of the Trustees may be taken at a meeting within or without the State of Delaware by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees, which written consent shall be filed with the minutes of proceedings of the Trustees or any such committee. (Art. II, Sec. 2.5(b))
Unless provided otherwise in the Current Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members, which written consent shall be filed with the minutes of proceedings of the Trustees or any such committee. (Art. II, Sec. 2.5(c))

(Similar to Current Declaration)

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
Trustees	Number of Trustees
Under the New Declaration, the number of Trustees constituting the entire Board may be fixed from time to time by the vote of a majority of the then Board; provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). The number of Trustees shall not be reduced so as to shorten the term of any Trustee then in office. (Art. IV, Sec. 1(b))
(New Declaration provides for the minimum number of Trustees to be one (1) and no more than fifteen (15) whereas the Current Declaration provides for no less than one (1) and no more than twelve (12).)	Number of Trustees
Under the Current Declaration, the number of Trustees may be fixed from time to time by written instrument signed, or by a resolution approved at a duly constituted meeting of the Board of Trustees, by a majority of the Board of Trustees so fixed then in office, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than twelve (12). (Art. II, Sec. 2.1)

Removal of Trustees
The New Declaration provides that any Trustee may be removed, with or without cause, by the Board, by action of a majority of the Trustees then in office, or by vote of the Shareholders at any meeting called for that purpose. (Art. IV, Sec. 1(d))	Removal of Trustees
The Current Declaration provides that subject to the requirements of the 1940 Act, any of the Trustees may be removed with or without cause by (i) a majority of the then Trustees at a duly constituted meeting, or (ii) the affirmative vote of the Holders of not less than two-thirds (2/3) of the Units. (Art. II, Sec. 2.3(a))

(New Declaration provides that a Trustee may be removed by Shareholders by a majority of votes cast on the proposal.)

Vacancies of Trustees
Under the New Declaration, the Board may fill vacancies on the Board in accordance with the New Declaration and the Bylaws. (Art. IV, Sec. 3(a)(iii))
The number of Trustees shall not be reduced so as to shorten the term of any Trustee then in office. (Art. IV, Sec. 1(b))

Pursuant to the New Bylaws, vacancies in the Board may be filled by not less than a majority vote of the Trustee(s) then in office, regardless of the number and even if less than a quorum, and a meeting of	Vacancies of Trustees
Under the Current Declaration, any vacancy shall be filled in a manner consistent with the 1940 Act by the appointment by the remaining Trustees then in office or election by the Holders of an individual having the qualifications described in Art. II. No reduction in the number of Trustees shall have the effect of removing any Trustee from office. (Art. II, Sec. 2.1(a))
Pursuant to the Current Declaration, in the case of a vacancy, the Holders of at least a majority of the Units entitled to vote, acting at any meeting of the Holders held in

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
Shareholders shall be called for the purpose of electing Trustees to fill vacancies if required by the 1940 Act. (BL Art. III, Sec. 1(b))	accordance with Sec. 9.1 of the Current Declaration, or, to the extent permitted by the 1940 Act, a majority vote of the Trustees continuing in office acting by written instrument or instruments, or acting at a duly constituted meeting of the Board of Trustees, may fill such vacancy, and any Trustee so elected by the Trustees or the Holders shall hold office as provided in this Declaration. (Art. II, Sec. 2.4)

(New Declaration and New Bylaws provide for the filling of vacancies by the Trustees by a majority vote, regardless of the number and even if less than a quorum, or by Shareholders by a plurality of votes cast.)

In the event that all Trustee offices become vacant, an authorized officer of the Investment Adviser shall serve as the sole remaining Trustee effective upon the vacancy in the office of the last Trustee. In such case, an authorized officer of the Investment Adviser, as the sole remaining Trustee, shall, as soon as practicable, fill all of the vacancies on the Board; provided, however, that the percentage of Trustees who are disinterested Trustees shall be no less than that permitted by the 1940 Act. Upon the qualification of such Trustees, the authorized officer of the Investment Adviser shall resign as Trustee and a meeting of the Shareholders shall be called, as required by the 1940 Act, for the election of Trustees. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or removal of a Trustee, or an increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at the time or after the expected vacancy occurs. (BL Art. III, Sec. 1(b))
(New Provision.)

UBS Relationship Funds

Exhibit E

	The New Declaration and Bylaws	The Current Declaration and By-Laws
Shareholder liability	The New Declaration provides that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money other than such as the Shareholder may at any time personally agree to pay. Each Share, when issued on the terms determined by the Board, shall be fully paid and nonassessable. As provided in the DSTA, Shareholders shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware ("DGCL"). (Art. III, Sec. 4)
	(New Declaration provides that each Share shall be fully paid and nonassessable. New Declaration also specifies that Shareholders are entitled to same limitation of personal liability as that extended to stockholders of a private Delaware corporation.)	The Current Declaration provides that no Holder shall be liable for any liabilities or obligations of the Trust. (Art. V, Sec. 5.3)

Trustee/agent liability	The New Declaration, for the purpose of limitation of liability and indemnification, provides that any Person, who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (an "Agent") shall be liable to the Trust and to any Shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing for such Agent's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to as "Disqualifying Conduct"), and for nothing else. No Agent, when acting in its respective capacity, shall be personally liable to any Person, other than	The Current Declaration states that no Trustee, officer, employee or agent of the Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any Person, other than the Trust or its Holders, in connection with Trust Property or the affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, Holders of Units therein, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance,

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
the Trust or a Shareholder as described above, for any act, omission or obligation of the Trust or any Trustee. (Art. VII, Sec. 1(a),(b),(d))
The New Declaration provides that subject to the preceding sentence, and to the fullest extent that limitations on liability of Agents are permitted by DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust. (Art. VII, Sec. 1(c))
(New Declaration provides that an Agent shall be liable to the Trust and to any Shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing (in accordance with the DSTA). In addition, the New Declaration specifically provides that Agents are not personally liable for the acts of any other Agent.)
The New Declaration provides that the Trustees shall be subject to the same fiduciary duties to which the directors of a Delaware corporation would be subject if the Trust were a Delaware corporation, the Shareholders were shareholders of such Delaware corporation and the Trustees were directors of such Delaware corporation, and such modified duties shall replace any fiduciary duties to which the Trustees would otherwise be subject. Without limiting the generality of the foregoing, all actions and omissions of the Trustees shall be evaluated under the doctrine commonly referred to as the "business judgment rule," as defined and developed under Delaware law, to the same extent that the same actions or omissions of directors of a Delaware corporation in a substantially similar circumstance would be evaluated under such doctrine. Notwithstanding the foregoing, the	gross negligence or reckless disregard of his or her duties. (Art. V, Sec. 5.1)

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
provisions of the New Declaration and the New Bylaws, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities relating thereto of a Trustee otherwise applicable under the foregoing standard or otherwise existing at law or in equity, are agreed by each Shareholder and the Trust to replace such other duties and liabilities of such Trustee. (Art. IV, Sec. 3(a))
(New Provision)

Indemnification	Trustees
The Trust shall indemnify, out of Trust Property, to the fullest extent permitted under applicable law, any Person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that such Person is or was an Agent of the Trust, against Expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such Proceeding if such Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the Person did not act in good faith or that the Person had reasonable cause to believe that the Person's conduct was unlawful. (Art. VII, Sec. 2(a))
Notwithstanding any provision to the contrary contained in the New Declaration, there shall be no right to indemnification for any liability arising by reason of the Agent's Disqualifying Conduct. In respect of any claim, issue or matter as to which that Person shall have been adjudged to be liable in the performance of that Person's duty to the Trust or the Shareholders, indemnification shall be made only to the	Trustees
The Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him, her or it in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he, she or it may be involved or with which he, she or it may be threatened, while in office or thereafter, by reason of his, her or its being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he, she or it shall have been adjudicated to have acted in bad faith, with willful misfeasance, gross negligence or reckless disregard of his, her or its duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in conduct involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
extent that the court in which that action was brought shall determine, upon application or otherwise, that in view of all the circumstances of the case, that Person was not liable by reason of that Person's Disqualifying Conduct. (Art. VII, Sec. 2(b))

Any indemnification under this Article shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Agent is proper in the circumstances by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Agent was not liable by reason of Disqualifying Conduct (including, but not limited to, dismissal of either a court action or an administrative proceeding against the Agent for insufficiency of evidence of any Disqualifying Conduct) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Agent was not liable by reason of Disqualifying Conduct, by (1) the vote of a majority of a quorum of the Trustees who are not (x) Interested Persons of the Trust, (y) parties to the proceeding, or (z) parties who have any economic or other interest in connection with such specific case (the "disinterested, non-party Trustees"); or (2) by independent legal counsel in a written opinion. (Art. VII, Sec. 2(c))
(New Declaration provides that the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, does not create a presumption that the requisite standard of conduct to be entitled to indemnification has not been met. New Declaration provides for indemnification if Person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such Person was unlawful. New Declaration also aligns the Trust's ability to indemnify with the DSTA and the 1940 Act. New Declaration provides that reasonable	its office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he, she or it did not engage in such conduct by written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Sec. 5.1 or to which he, she or it may be otherwise entitled except out of the Trust Property. (Art. V, Sec. 5.2)

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
determination that Agent was not liable by reason of any Disqualifying Conduct can be made by either the Trustees or independent legal counsel.)

Appropriate expenses incurred by an Agent in defending any Proceeding may be advanced by the Trust before the final disposition of the Proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the advance if it shall be determined ultimately that the Agent is not entitled to be indemnified, provided that at least one of the following conditions for the advancement of expenses is met: (i) the Agent shall provide appropriate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Agent ultimately will be found entitled to indemnification. (Art. VII, Sec. 2(d))
(New Declaration specifies certain alternative conditions that must be met before expenses may be advanced.)	The Trustees may make advance payments in connection with indemnification under this Sec. 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he, she or it is not entitled to such indemnification. (Art. V, Sec. 5.2)

Shareholders
The New Declaration provides that no Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. If any Shareholder or former Shareholder is exposed to liability, charged with liability, or held personally liable, for any obligations or liability of the Trust, by reason of a claim or demand relating exclusively to his, her or it being or having been a Shareholder and not because of such Shareholder's actions or omissions, such Shareholder or former	Shareholders
The Current Declaration provides that no Holder shall be liable for any liabilities or obligations of the Trust. To the extent assets are available in the Trust, the Trust shall indemnify and hold each Holder harmless from and against any claim or liability to which such Holder may become subject by reason of his or her being or having been a Holder and shall reimburse such Holder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability; and provided, further, that no Holder shall be entitled to

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
Shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of such Series, as the case may be, against all loss and expense, including without limitation, attorneys' fees, arising from such claim or demand; provided, however, such indemnity shall not cover any taxes due or paid by reason of such Shareholder's ownership of any Shares. (Art. III, Sec. 7)	indemnification by any series established in accordance with Sec. 9.8 unless such Holder is a Holder of Units of such series. The rights accruing to a Holder under this Sec. 5.3 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein. (Art. V, Sec. 5.3)

(Similar to Current Declaration but New Declaration clarifies that taxes are not covered)

Insurance	The New Declaration provides that the Trust may purchase and pay for entirely out of Trust Property such insurance as the Board may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, to the fullest extent permitted by the New Declaration, the New Bylaws and by applicable law. (Art. II (l))
(Similar to Current Declaration with the clarification that such insurance may be purchased to the extent of applicable law.)	The Current Declaration provides that the Trustees shall have the power to purchase, and pay for out of Trust Property, insurance policies (including, but not limited to, fidelity bonding and errors and omission policies) insuring the Investment Adviser, Administrator, placement agent, Holders, Trustees, officers, employees, agents, or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such person in such capacity, whether or not the Trust would have the power to indemnify such Person against liability; (Art. III, Sec. 3.8)

UBS Relationship Funds

Exhibit E

	The New Declaration and Bylaws	The Current Declaration and By-Laws
Derivative actions	The New Declaration provides that, in addition to the requirements set forth in Sec. 3816 of the DSTA, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) the Shareholder or Shareholders must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such action is not likely to succeed; (b) unless a demand is not required under paragraph (a) above, Shareholders eligible to bring such derivative action under the DSTA who hold at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Board to commence such action; and (c) unless a demand is not required under paragraph (a) above, the Board must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. For purposes of this Section, the Board may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are "independent trustees" (as such term in defined in the DSTA). (Art. VII, Sec. 4)
	(New Declaration requires pre-suit demand and affords the Board a reasonable amount of time to consider the request and investigate the claim.)	The Current Declaration provides that no action may be brought by a Holder on behalf of the Trust unless Holders owning no less than 10% of the then outstanding Units join in the bringing of such action. (Art. VI, Sec. 6.5)

Applicable law	The New Declaration and the New Bylaws provide that the Trust and its governing documents are created under and are to be governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act and the Code; provided, that, all matters relating to or in connection with the conduct of Shareholders' and Trustees' meetings (excluding, however, the Shareholders' right to vote), including, without limitation, matters relating to or in	The Current Declaration provides that it is delivered with reference to the DSTA and the laws of the State of Delaware, and the rights of all parties and the validity and construction of every provision shall be subject to and construed according to the DSTA and the laws of the State of Delaware (unless and to the extent otherwise provided for and/or preempted by the 1940 Act or other applicable federal securities laws). (Art. XI, Sec. 11.2)

UBS Relationship Funds

Exhibit E

The New Declaration and Bylaws	The Current Declaration and By-Laws
connection with record dates, notices to Shareholders or Trustees, nominations and elections of Trustees, voting by, and the validity of, Shareholder proxies, quorum requirements, meeting adjournments, meeting postponements and inspectors, which are not specifically addressed in the New Declaration, in the New Bylaws or in the DSTA (other than DSTA Sec. 3809), or as to which an ambiguity exists, shall be governed by the DGCL, and judicial interpretations thereunder, as if the Trust were a Delaware corporation, the Shareholders were shareholders of such Delaware corporation and the Trustees were directors of such Delaware corporation (Art. X, Sec. 2; BL Art. VII, Sec. 10)
(New Declaration and New Bylaws specify that the default applicable law with respect to certain matters is the DGCL.)

UBS Relationship Funds

Exhibit F

Beneficial ownership of greater than 5% of the Funds' shares as of October 9, 2008 (the Record Date)

Name of Fund	Name and address of account*	Share amount	Percent of Fund
UBS Global Securities Relationship Fund	†UBS Global Securities Collective Fund UBS Global AM Trust Company UBS Cayman Islands Ltd. For UBS Global Frontier Portfolio Ltd.	31,591,690.37 4,615,711.39	43.03% 6.29%

UBS Emerging Markets Equity Completion Relationship Fund	†UBS Emerging Market Equity Completion Collective Fund UBS Global AM Trust Company †UBS Global Equity Fund UBS Global AM UBS International Equity Fund UBS Global AM	2,619,483.58 1,336,403.63 614,642.68	57.31% 29.24% 13.45%

UBS Emerging Markets Equity Relationship Fund	†UBS Emerging Markets Equity
Collective Fund
UBS Global AM Trust Company
UBS Global Allocation Fund
UBS Global AM
UBS Global Securities Relationship Fund
UBS Global AM
Delta Airlines Inc. Pilots Disability &
Survivorship Pension Trust
UBS MAP Collective Fund
	UBS Global AM Trust Company	4,914,946.91 2,222,638.43 1,585,112.10 1,199,500.51 1,150,936.88	43.06% 19.47% 13.89% 10.51% 10.08%

UBS International Equity Relationship Fund	†Board Of Regents Of The University of Wisconsin System Office of Trust Funds †UBS Global Frontier Fund UBS Global AM	2,104,847.26 1,180,359.42	59.08% 33.13%

UBS Small-Cap Equity Relationship Fund	†UBS Global Allocation Fund
UBS Global AM
†UBS Global Securities Relationship Fund
UBS Global AM
UBS US Equity Collective Fund
UBS Global AM Trust Company
UBS US Small Cap Equity Collective Fund
	UBS Global AM Trust Company	2,995,406.56 1,944,016.10 1,857,371.86 401,382.44	39.83% 25.85% 24.70% 5.34%

*  The Shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

†  Persons that may be deemed to control the Fund. Please note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Fund.

UBS Relationship Funds

Exhibit F

Name of Fund	Name and address of account*	Share amount	Percent of Fund
UBS U.S. Equity Alpha Relationship Fund	†UBS Dynamic Alpha Fund
UBS Global AM
UBS U.S. Equity Alpha Master Fund Ltd.
UBS Global AM
UBS U.S Equity
Alpha Collective Fund
UBS Global AM Trust Company
Teachers' Retirement System Of The
State Of Kentucky
Sacramento County Employees
	Retirement Plan	21,783,693.73 12,015,580.46 10,330,128.15 9,310,640.20 5,412,964.05	36.56% 20.16% 17.34% 15.63% 9.08%

UBS U.S. Large Cap Equity Relationship Fund	†UBS Dynamic Alpha Fund UBS Global AM Mary Hitchcock Memorial Hospital Endowment Account UBS Global Frontier Fund UBS Global AM	8,097,226.38 2,256,832.17 1,796,463.82	60.71% 16.92% 13.47%

UBS U.S. Large Cap Growth Equity Relationship Fund	†UBS Dynamic Alpha Fund UBS Global AM †UBS US Large Capitalization Equity Growth Collective Fund UBS Global AM Trust Company	14,436,358.61 10,944,857.87	54.35% 41.20%

UBS U.S. Large-Cap Value Equity Relationship Fund	†UBS US Value Equity Collective Fund UBS Global AM Trust Company	3,940,066.95	100.00%

UBS Absolute Return Investment Grade Bond Relationship Fund	†UBS US Group Trust UBS Alis Active Member Collective Fund UBS Global AM Trust Company UBS US Group Trust UBS Alis Retired Member Collective Fund UBS Global AM Trust Company	13,153,097.04 876,533.08	93.75% 6.25%

UBS Cash Management Prime Relationship Fund	†UBS US Cash Management Prime
Collective Fund
UBS Global AM Trust Company
UBS Dynamic Alpha Fund
UBS Global AM
Wilmington Trust Trustee For The
Brinson Partners Supplemental Incentive Compensation Plan
UBS Absolute Return Bond Fund
	UBS Global AM	247,633,629.86 48,625,305.21 38,860,474.76 21,778,934.38	57.46% 11.28% 9.02% 5.05%

*  The Shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

†  Persons that may be deemed to control the Fund. Please note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Fund.

UBS Relationship Funds

Exhibit F

Name of Fund	Name and address of account*	Share amount	Percent of Fund
UBS Corporate Bond Relationship Fund	†UBS Global Allocation Fund UBS Global AM UBS US Bond Collective Fund UBS Global AM Trust Company UBS Global Securities Relationship Fund UBS Global AM SMA Relationship Trust—Series T UBS Global AM	9,461,747.32 6,744,626.01 6,235,819.28 4,915,202.66	32.01% 22.81% 21.09% 16.63%

UBS High Yield Relationship Fund	†UBS Global Allocation Fund UBS Global AM †UBS Global Securities Relationship Fund UBS Global AM UBS MAP Collective Fund UBS Global AM Trust Company Delta Airlines Inc. Pension Trust	8,614,960.82 5,646,488.30 4,273,663.67 1,451,616.68	38.47% 25.21% 19.08% 6.48%

UBS Opportunistic Emerging Markets Debt Relationship Fund	†UBS Dynamic Alpha Fund UBS Global AM Progress Energy UBS Opportunistic Emerging Markets Bond Collective Fund UBS Global AM Trust Company	2,615,329.11 599,665.90 470,798.36	64.58% 14.81% 11.62%

UBS Opportunistic High Yield Relationship Fund	†UBS Opportunistic High Yield Collective Fund UBS Global AM Trust Company SMA Relationship Trust—Series T UBS Global AM UBS U.S. Bond Fund UBS Global AM	812,633.08 271,096.15 242,214.55	61.29% 20.45% 18.27%

UBS Opportunistic Loan Relationship Fund	†UBS Global AM	3,000,001.00	100.00%

UBS U.S. Bond Relationship Fund	†Arab International Bank UNISYS Sperry Welfare Benefit T	1,900,299.83 193,881.12	90.74% 9.26%

UBS U.S. Securitized Mortgage Relationship Fund	UBS US Securitized Mortgage Collective
Fund
UBS Global AM Trust Company
UBS Global Allocation Fund
UBS Global AM
SMA Relationship Trust—Series T
UBS Global AM
UBS US Bond Collective Fund
UBS Global AM Trust Company
UBS Global Securities Relationship Fund
	UBS Global AM	19,801,148.10 19,031,727.94 17,763,174.57 12,960,824.28 11,790,042.33	22.95% 22.05% 20.58% 15.02% 13.66%

*  The Shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

†  Persons that may be deemed to control the Fund. Please note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Fund.

UBS Relationship Funds

Exhibit F

Name of Fund	Name and address of account*	Share amount	Percent of Fund
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	†UBS Global Allocation Fund
UBS Global AM
UBS US Bond Collective Fund
UBS Global AM Trust Company
UBS Global Securities Relationship Fund
UBS Global AM
UBS Global AM
UBS Target Retirement 2015 Collective
Fund Series II
UBS Global AM Trust Company
UBS U.S. Bond Fund
	UBS Global AM	1,121,557.56 788,595.16 718,497.81 276,199.24 203,454.47 175,243.37	32.20% 22.64% 20.63% 7.93% 5.84% 5.03%

*  The Shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

†  Persons that may be deemed to control the Fund. Please note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Fund.

UBS RELATIONSHIP FUNDS

Proxy
Statement

UBS RELATIONSHIP FUNDS

Notice of
Special Meeting
to be held on December 5, 2008
and
Proxy Statement

PROXY	UBS RELATIONSHIP FUNDS	PROXY
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 5, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned hereby appoint(s) Joseph J. Allessie and Tammie Lee or either of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of UBS Relationship Funds (the “Trust”) to be held at the Trust’s principle executive offices at One North Wacker Drive, Chicago, Illinois 60606, at 12:00 p.m. Central time on December 5, 2008, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed.  If no specification is made for a proposal, the proxy will be voted “FOR” the proposals.  The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note:  Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date	UBS_19434_101408

UBS Relationship Funds

UBS Relationship Funds

UBS Relationship Funds

Absolute Return Investment Grade Bond

Cash Management Prime

Corporate Bond

Emerging Markets Equity Completion	Emerging Markets Equity	Global Securities
High Yield	International Equity	Opportunistic Emerging Markets Debt
Opportunistic High Yield

Opportunistic Loan

Small-Cap Equity

U.S. Bond	U.S. Equity Alpha	U.S. Large Cap Equity
U.S. Large Cap Growth Equity	U.S. Large-Cap Value Equity	U.S. Securitized Mortgage
U.S. Treasury Inflation Protected Securities

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:

To vote FOR all Proposals for all Funds mark this box. No other vote is necessary.

1.	To elect a Board of Trustees for the Trust.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	01.	Frank K. Reilly	02.	Walter E. Auch	03.	Adela Cepeda	☐	☐	☐
	04.	John J. Murphy	05.	Edward M. Roob	06.	Abbie J. Smith
	07.	J. Mikesell Thomas

To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided below.

2.	To approve an Amended and Restated Agreement and Declaration of Trust of the Trust.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
Absolute Return Investment Grade Bond

☐

☐

☐

Cash Management Prime

☐

☐

☐

Corporate Bond
☐	☐	☐

Emerging Markets Equity Completion
			☐	☐	☐
Emerging Markets Equity
☐	☐	☐

Global Securities
			☐	☐	☐
High Yield
☐	☐	☐

International Equity
			☐	☐	☐
Opportunistic Emerging Markets Debt
☐	☐	☐

Opportunistic High Yield
			☐	☐	☐
Opportunistic Loan
☐	☐	☐

Small-Cap Equity
			☐	☐	☐
U.S. Bond
☐	☐	☐

U.S. Equity Alpha
			☐	☐	☐
U.S. Large Cap Equity
☐	☐	☐

U.S. Large Cap Growth Equity
			☐	☐	☐
U.S. Large-Cap Value Equity
☐	☐	☐

U.S. Securitized Mortgage
			☐	☐	☐
U.S. Treasury Inflation Protected Securities
☐	☐	☐

To transact such other business as may properly come before the Special Meeting of each Fund

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

UBS_19434_101408